[ISI LETTERHEAD]

February 10, 2015

Dear Shareholders:

We have called a special joint meeting of shareholders of each of Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc., ISI Strategy Fund, Inc. and Managed Municipal Fund, Inc. (each, an “ISI Fund” and together the “ISI Funds”) to be held at the offices of Kramer Levin Naftalis & Frankel, 1177 Avenue of the Americas, New York, New York 10036 on March 16, 2015 at 9:00 a.m. The purpose of the special meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which (i) Total Return U.S. Treasury Fund, Inc. and North American Government Bond Fund, Inc. would be reorganized into Centre Active U.S. Treasury Fund; (ii) ISI Strategy Fund, Inc. would be reorganized into Centre American Select Equity Fund; and (iii) Managed Municipal Fund, Inc. would be reorganized into Centre Active U.S. Tax Exempt Fund (together with Centre Active U.S. Treasury Fund and Centre American Select Equity Fund, the “Centre Funds”). Each of the Centre Funds is a series of Centre Funds and is managed by Centre Asset Management, LLC (“Centre”). The proposed reorganization of each ISI Fund into a corresponding Centre Fund is not expected to have any adverse federal or state tax consequences to the ISI Funds or their shareholders. Please refer to the enclosed proxy statement/prospectus for a detailed explanation of the reorganization.

After careful deliberation, International Strategy & Investment Inc. (“ISI Inc.”), the investment adviser to the ISI Funds, determined that it would be advisable to pursue the reorganization of the ISI Funds with another fund group. ISI Inc. met with several fund groups and identified Centre as an asset management firm that ISI Inc. believes can successfully manage the investments of the current shareholders of the ISI Funds following the completion of the proposed reorganization of the ISI Funds. In making this determination, ISI Inc. considered that the corresponding Centre Funds have similar investment objectives and similar investment strategies to the ISI Funds. Where there are some differences between each ISI Fund and its corresponding Centre Fund, as described below, most, if not all, of the portfolio investments of the applicable ISI Fund are eligible investments for the corresponding Centre Fund. ISI Inc. then made a recommendation to the Board of Directors of each ISI Fund to approve the reorganization of the ISI Fund with and into the corresponding Centre Fund. Following careful analysis and consideration, the Board of Directors of each ISI Fund approved the Agreement and Plan of Reorganization after concluding that the implementation of the reorganization is advisable and in the best interests of the ISI Fund’s shareholders. The Board of Directors of the ISI Funds voted to recommend that shareholders of an ISI Fund vote “FOR” the reorganization of their ISI Fund into the corresponding Centre Fund.

If you were a shareholder of record of an ISI Fund as of the close of business on January 12, 2015, you are entitled to vote at the special meeting of the ISI Fund and at any postponements or adjournments thereof. While we welcome you to join us at the special meeting, we expect that most shareholders will cast their votes by proxy. Whether or not you are planning to attend the special meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage pre-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone or vote over the Internet by visiting the website address on your proxy card. You should use the enclosed instructions to vote by telephone or over the Internet.

Please note that you will receive a proxy card for each ISI Fund in which you are invested.

Thank you for taking the time to consider this important reorganization proposal and for your continuing investment in the ISI Funds. If you have any questions regarding the proposed reorganization to be voted on, please do not hesitate to call the ISI Funds toll-free at (800) 955-7175.

Sincerely,

/s/ R. Alan Medaugh
R. Alan Medaugh, President
Total Return U.S. Treasury Fund, Inc. North American Government Bond Fund, Inc. ISI Strategy Fund, Inc. Managed Municipal Fund, Inc.

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[ISI LETTERHEAD]

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD MARCH 16, 2015

To the Shareholders of Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc., ISI Strategy Fund, Inc. and Managed Municipal Fund, Inc.:

NOTICE IS HEREBY GIVEN that a Special Joint Meeting of Shareholders (the “Special Meeting”) of all classes of each of Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc., ISI Strategy Fund, Inc. and Managed Municipal Fund, Inc. (each, an “ISI Fund” and collectively, the “ISI Funds”), will be held on March 16, 2015, at 9:00 a.m. Eastern Time, at the offices of Kramer Levin Naftalis & Frankel, 1177 Avenue of the Americas, New York, New York 10036. At the Special Meeting, shareholders of each ISI Fund will, as applicable, be asked to consider and vote upon:

1.	A proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which:

—

all of the assets and stated liabilities of Total Return U.S. Treasury Fund, Inc. will be transferred to the Centre Active U.S. Treasury Fund, a series of Centre Funds, in exchange for Investor Class shares of the Centre Active U.S. Treasury Fund, which will be distributed by Total Return U.S. Treasury Fund, Inc. to its shareholders;

—

all of the assets and stated liabilities of North American Government Bond Fund, Inc. will be transferred to the Centre Active U.S. Treasury Fund, a series of Centre Funds, in exchange for (i) Investor Class shares of the Centre Active U.S. Treasury Fund, which will be distributed by North American Government Bond Fund, Inc. to its Class A and Class C shareholders, and (ii) Institutional Class shares of the Centre Active U.S. Treasury Fund, which will be distributed by North American Government Bond Fund., Inc. to its Class I shareholders;

—

all of the assets and stated liabilities of ISI Strategy Fund, Inc. will be transferred to the Centre American Select Equity Fund, a series of Centre Funds, in exchange for Investor Class shares of the Centre American Select Equity Fund, which will be distributed by ISI Strategy Fund, Inc. to its shareholders; and

—

all of the assets and stated liabilities of Managed Municipal Fund, Inc. will be transferred to the Centre Active U.S. Tax Exempt Fund, a series of Centre Funds, in exchange for (i) Investor Class shares of Centre Active U.S. Tax Exempt Fund, which will be distributed by Managed Municipal Fund, Inc. to its Class A shareholders, and (ii) Institutional Class shares of the Centre Active U.S. Tax Exempt Fund, which will be distributed by Managed Municipal Fund, Inc. to its Class I shareholders; and

2.	if necessary, a proposal to adjourn the Special Meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Plan.

As necessary or desirable, shareholders will consider and act upon any other business that may properly come before the Special Meeting or any postponements or adjournments thereof. The consideration and vote by shareholders of one ISI Fund will affect only that ISI Fund.

Only shareholders of record of an ISI Fund at the close of business on January 12, 2015, the record date for the Special Meeting, shall be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, or if quorum is obtained but sufficient votes required to approve the Proposal

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are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposal. The persons designated as proxies may use their discretionary authority to vote as instructed by management of each ISI Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Boards of Directors,

/s/ R. Alan Medaugh
R. Alan Medaugh, President
Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc., ISI Strategy Fund, Inc. and Managed Municipal Fund, Inc. February 10, 2015

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY

CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE

TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO AUTHORIZE PROXIES TO CAST YOUR VOTES. YOU CAN DO THIS IN ONE OF THE FOLLOWING THREE WAYS: (1) BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE; (2) BY CALLING THE TOLL-FREE TELEPHONE NUMBER (800) 283-2170, OR (3) THROUGH THE INTERNET AT THE WEBSITE ADDRESS ON YOUR PROXY CARD. YOUR PROMPT VOTING BY PROXY WILL HELP ENSURE A QUORUM AT THE SPECIAL MEETING. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED AT THE SPECIAL MEETING, EITHER BY WRITING TO THE SECRETARY OF EACH ISI FUND AT THE ADDRESS NOTED IN THE PROXY STATEMENT/PROSPECTUS OR IN PERSON AT THE TIME OF THE SPECIAL MEETING. A PRIOR PROXY CAN ALSO BE REVOKED BY VOTING AGAIN THROUGH THE WEBSITE OR CALLING THE TOLL-FREE NUMBER LISTED ABOVE.

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PROXY STATEMENT/PROSPECTUS

February 10, 2015

FOR THE REORGANIZATION OF

Total Return U.S. Treasury Fund, Inc.

North American Government Bond Fund, Inc.

ISI Strategy Fund, Inc.

and

Managed Municipal Fund, Inc.

666 Fifth Avenue, 11th Floor

New York, New York 10103

(212) 446-5600

INTO

Centre Active U.S. Treasury Fund,

Centre American Select Equity Fund

and

Centre Active U.S. Tax Exempt Fund,

each a series of Centre Funds

48 Wall Street, Suite 1100

New York, New York 10005

(212) 918-4705

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THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON

THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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I.        QUESTIONS AND ANSWERS

February 10, 2015

The following questions and answers provide an overview of key features of the proposed reorganizations and of the information contained in this Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”). Please review the full Proxy Statement/Prospectus prior to casting your vote.

Question 1: What is this document and why did we send it to you?

Answer: The attached document is a proxy statement for each of Total Return U.S. Treasury Fund, Inc. (the “ISI Treasury Fund”), North American Government Bond Fund, Inc. (the “ISI North American Fund”), ISI Strategy Fund, Inc. (the “ISI Strategy Fund”) and Managed Municipal Fund, Inc. (the “ISI Municipal Fund” and, together with the ISI Treasury Fund, the ISI North American Fund and the ISI Strategy Fund, the “ISI Funds”), each of which is a Maryland corporation, and a prospectus for each of Centre Active U.S. Treasury Fund (the “Centre Treasury Fund”), Centre American Select Equity Fund (the “Centre American Equity Fund”) and Centre Active U.S. Tax Exempt Fund (the “Centre Tax Exempt Fund” and, together with the Centre Treasury Fund and the Centre American Equity Fund, the “Centre Funds”), each of which is a series of Centre Funds (the “Centre Trust”), a Delaware statutory trust.

The purposes of this Proxy Statement/Prospectus are to: (1) solicit votes from the shareholders of each ISI Fund to approve the Agreement and Plan of Reorganization (the “Plan”) among the ISI Fund; the Centre Trust, on behalf of the corresponding Centre Fund; Centre Asset Management, LLC (“Centre”), the investment adviser to the Centre Funds; and International Strategy & Investment Inc. (“ISI Inc.”), the investment adviser to the ISI Funds. Pursuant to the Plan, the form of which is attached to this Proxy Statement/Prospectus as Appendix A, the following reorganizations (collectively, the “Reorganization”) would occur:

—

all of the assets and stated liabilities of the ISI Treasury Fund will be transferred to the Centre Treasury Fund in exchange for Investor Class shares of the Centre Treasury Fund, which will be distributed by the ISI Treasury Fund to its shareholders;

—

all of the assets and stated liabilities of the ISI North American Fund will be transferred to the Centre Treasury Fund in exchange for Investor Class shares of the Centre Treasury Fund, which will be distributed by the ISI North American Fund to its Class A and Class C shareholders, and Institutional Class shares of the Centre Treasury Fund, which will be distributed by the ISI North American Fund to its Class I shareholders;

—

all of the assets and stated liabilities of the ISI Strategy Fund will be transferred to the Centre American Equity Fund in exchange for Investor Class shares of the Centre American Equity Fund, which will be distributed by the ISI Strategy Fund to its shareholders; and

—

all of the assets and stated liabilities of the ISI Municipal Fund will be transferred to the Centre Tax Exempt Fund in exchange for Investor Class shares of the Centre Tax Exempt Fund, which will be distributed by the ISI Municipal Fund to its Class A shareholders, and Institutional Class shares of the Centre Tax Exempt Fund, which will be distributed by the ISI Municipal Fund to its Class I shareholders.

ISI Fund shareholder approval is required to proceed with the Reorganization of that ISI Fund and a Special Joint Meeting of Shareholders (the “Special Meeting”) of all classes of each of the ISI Funds will be held on March 16, 2015 to consider whether to approve the Plan and implement the Reorganization. The Boards of Directors of the ISI Funds (the “Board of Directors” or the “ISI Funds Board”) are sending this document to you for your use in deciding whether to approve the Plan. Each ISI Fund expects that this Proxy Statement/Prospectus will be mailed to ISI Fund shareholders on or about February 10, 2015. This Proxy Statement/Prospectus contains information that you should know before voting on the Plan and the proposed Reorganization. This Proxy Statement/Prospectus should be retained for future reference.

Question 2: What is the reason for the Reorganization?

Answer: Recognizing the increase in overall expenses for the ISI Funds over the last few years, International Strategy and Investment Inc. (“ISI Inc.”), the investment adviser to the Funds, concluded that it would be difficult to achieve a competitive return for the Funds going forward given the prolonged low interest rate environment and that it would be advisable to pursue the reorganization of the ISI Funds with another fund group. ISI Inc. met with several fund groups and identified Centre as an asset management firm that it believes can successfully manage the investments of the current shareholders of the ISI Funds following the completion of the proposed reorganization of the ISI Funds. In making this determination, ISI Inc. considered that the corresponding Centre Funds have similar investment objectives and similar investment strategies to the ISI Funds. While there are some differences between each ISI Fund and its corresponding Centre Fund, as described below, most, if not all, of the portfolio investments of the applicable ISI Fund are eligible investments for the corresponding Centre Fund. In addition, to the extent that any portfolio securities held by an ISI Fund are sold for purposes of rationalizing (or better aligning) the ISI Funds’ portfolios and Centre Funds’ portfolios, ISI Inc. does not expect any such rationalization to result in material capital gains. ISI Inc. then made a recommendation to the Board of Directors of each ISI Fund to approve the reorganization of the ISI Funds with and into the corresponding Centre Fund.

Following careful analysis and consideration of a variety of factors discussed in this Proxy Statement/Prospectus, the ISI Funds’ Board, including a majority of the Directors who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of any of the ISI Funds, unanimously approved the Plan providing for the proposed Reorganization after concluding that the reorganization is advisable and in the best interests of the ISI Funds and their shareholders. The ISI Funds’ Board voted to recommend that you vote “FOR” the Plan. Please refer to the sections of this Proxy Statement/Prospectus entitled “Reasons for the Reorganization and Board Deliberations” and “Reasons for the Reorganization Considered by the Boards” for additional information about the consideration of the ISI Funds’ Board in approving the proposed Reorganization and recommending the reorganization for approval by ISI Funds’ shareholders.

Question 3: How will the ISI Funds and their shareholders be affected by the Reorganization?

Answer: If the shareholders of the ISI Funds approve the Plan, the ISI Funds will become part of the Centre Funds, with Centre as the investment adviser. Specifically:

—	shareholders of the ISI Treasury Fund will become Investor Class shareholders of the Centre Treasury Fund;

—	Class A and Class C shareholders of the ISI North American Fund will become Investor Class shareholders of the Centre Treasury Fund;

—	Class I shareholders of the ISI North American Fund will become Institutional Class shareholders of the Centre Treasury Fund;

—	shareholders of the ISI Strategy Fund will become Investor Class shareholders of the Centre American Equity Fund;

—	Class A shareholders of the ISI Municipal Fund will become Investor Class shareholders of the Centre Tax Exempt Fund; and

—	Class I shareholders of the ISI Municipal Fund will become Institutional Class shareholders of the Centre Tax Exempt Fund.

Each ISI Fund will transfer all of its assets to the corresponding Centre Fund in return for shares of such Centre Fund (as described above) and such Centre Fund’s assumption of all of the ISI Fund’s liabilities. Immediately after the Reorganization, each ISI Fund shareholder will hold shares of the corresponding Centre Fund having an aggregate value equal to the aggregate value of the shareholder’s shares in the ISI Fund.

The proposed Reorganization is expected to qualify as a tax-free reorganization and therefore be tax-free to each ISI Fund and its shareholders. Shareholders are encouraged to consult their tax adviser about possible state and local tax consequences of the Reorganization, if any. Please refer to the section of the Proxy Statement/Prospectus entitled “Federal Income Tax Consequences” for additional information about the tax consequences of the Reorganization. After the Reorganization is consummated, each ISI Fund will deregister as an investment company registered with the U.S. Securities and Exchange Commission (“SEC”) and terminate its corporate existence.

Each ISI Fund has a similar investment objective and similar investment strategies as its corresponding Centre Fund. There may be some differences between the funds’ respective portfolio holdings due to the implementation of such strategies. For example, while each of the ISI North American Fund and the Centre Treasury Fund is permitted to invest in securities issued or guaranteed by both the Canadian government and the Mexican government, the Centre Treasury Fund’s portfolio does not currently include such securities.

While each ISI Fund and its corresponding Centre Fund may hold certain different individual securities, there is some overlap in the securities held by the funds, and their current portfolio holdings are similar. Based on a review of the current portfolio of each of the ISI Treasury Fund, the ISI North American Fund and the ISI Strategy Fund, Centre believes that the Centre Treasury Fund and the Centre American Equity Fund can acquire substantially all of the portfolio securities of the applicable ISI Fund as of the Closing Date and that, after the Reorganization, Centre may, over time, dispose of certain portfolio securities acquired from the ISI Funds in the ordinary course based on Centre’s security selection criteria and methodology. In addition, because the Centre Tax Exempt Fund is a newly formed fund, no repositioning of securities is expected as of the Closing Date. Please refer to the section of the Proxy Statement/Prospectus entitled “Information about the ISI Funds and the Centre Funds” for additional information about the investment objectives, strategies, policies and risks of the ISI Funds and Centre Funds.

There are similarities and differences between each ISI Fund and the corresponding Centre Fund due to (among other things) their respective organizational forms. Each Centre Fund is a series of the Centre Trust, which is a Delaware statutory trust. Each ISI Fund is a Maryland corporation. Please refer to the section in the Proxy Statement/Prospectus entitled “Information about the ISI Funds and the Centre Funds” for more information about the differences between ISI Funds and the Centre Trust arising from their organizational forms.

There are some differences in the current service providers of the ISI Funds and the Centre Funds. ALPS Fund Services, Inc. (“ALPS”) provides fund accounting and transfer agency services to both the ISI Funds and the Centre Funds. In addition, ALPS provides sub-administration and dividend disbursing agency services to the ISI Funds and provides administrative services to the Centre Funds. International Strategy & Investment, Inc. provides administration services to the ISI Funds. MUFG Union Bank, N.A. serves as custodian to the ISI Funds, and MUFG Union Bank, N.A. serves as custodian to the Centre Funds. ALPS Distributors, Inc. (“ADI”) serves as the distributor of each Centre Fund’s shares. Effective February 9, 2015, ADI serves as the distributor of each ISI Fund’s shares. ISI Inc. and the ISI Funds Board expect that ISI Fund shareholders will be provided with the same level of administration, transfer agency, custodial and distribution services.

Other differences between the ISI Funds and Centre Funds also are discussed in other sections of the Proxy Statement/Prospectus. Please review the Proxy Statement/Prospectus carefully.

Question 4: How will the Reorganization work?

Answer: If shareholders of the ISI Funds approve the Plan, then shareholders of each ISI Fund will become shareholders of a corresponding Centre Fund, as described in the Answers to Questions 1 and 3 above. Shareholders of each ISI Fund will effectively be converted into shareholders of the corresponding Centre Fund, and will hold either Investor Class or Institutional Class shares of such Centre Fund with the same net asset value as the shares of the ISI Fund that they held prior to the Reorganization.

If the Plan is carried out as proposed, it is expected that the Reorganization will not have any adverse federal tax consequences to the ISI Funds or their shareholders. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the Reorganization.

If the Plan is approved by shareholders of the ISI Funds at the Special Meeting, the proposed Reorganization is currently expected to occur as of the close of business on or about Tuesday, March 17, 2015 (the “Closing Date”).

Question 5: Who manages the Centre Funds?

Answer: Centre Asset Management, LLC serves as the investment adviser to each of the Centre Funds. Centre, a New York limited liability company, is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Centre began operating in 2006 on the principle that a merging of fundamental stock selection and quantitative portfolio construction provides the best opportunity for investor success in scalable, consistent portfolio management. In 2010, the firm entered into a strategic partnership with Sanlam International Investments (SII) resulting in Sanlam making an equity investment into the firm. SII is an investment management business, managing and advising on over US $8.2 billion of assets through a range of international funds and segregated accounts that span the asset class spectrum. Centre Asset Management, LLC manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. As of December 31, 2014, Centre had approximately $802 million in assets under management.

James A. Abate, MBA, CPA, CFA, Managing Director and Chief Investment Officer of Centre, is primarily responsible for managing the Centre American Equity Fund’s portfolio. Mr. Abate is also a Trustee of the Trust and serves as the portfolio manager of the Centre Multi-Asset Real Return Fund, another series of the Trust. Prior to Centre Asset Management, Mr. Abate was US Investment Director for GAM, responsible for the start-up and portfolio management of the firm’s in-house strategies focused on the large cap segment of the US equity market. Previously, Mr. Abate served as Managing Director and Portfolio Manager at Credit Suisse Asset Management responsible for approximately $5 billion in assets. Mr. Abate holds a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John’s University and formerly was a Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College. Mr. Abate is a contributing author to several John Wiley published books: Applied Equity Valuation, Focus on Value, Short Selling, and The Theory and Practice of Investment Management; his article writings have appeared in The Journal of Portfolio Management, Investment Week, FT Investment Adviser, The Wall Street Journal, Mergers & Acquisitions and other various publications; and other writings (with Professor J. Grant, Ph.D.) on the EVA (Economic Value Added) approach to security analysis have been adopted by the CFA Institute candidate study programs. Mr. Abate is a former member of the Editorial Advisory Board of The Journal of Portfolio Management and served as a commissioned officer in the U.S. Army.

T. Kirkham Barneby, Investment Director, Fixed Income of Centre, is primarily responsible for managing the portfolio of each of the Centre Treasury Fund and the Centre Tax Exempt Fund, which will be the successor to the ISI Municipal Fund through the Reorganization. Prior to joining the Adviser in 2014, Mr. Barneby served as Senior Managing Director and Portfolio Manager at Hudson Canyon Investment Counselors, LLC, where he was responsible for managing private account clients in the Active Interest Rate Management strategy. Prior to that, Mr. Barneby held the title of Chief Strategist & Portfolio Manager, Taxable Fixed Income at American Independence Financial Services. Prior to AIFS, Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches. Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets. Mr. Barneby is a graduate of Southwest Missouri State College—now Missouri State University—with a Bachelor of Science Degree in Mathematics and Economics. Subsequently, he completed all course and exam requirements for a Doctorate in Economics at Oklahoma State University. He is a National Science, NDEA and Woodrow Wilson Fellow.

Question 6: How will the Reorganization affect Fund expenses?

Answer: The Reorganization is expected to result in the following changes to the expenses paid by the ISI Funds:

—

The total net expense ratio of the ISI Treasury Fund for the fiscal year ended October 31, 2014 was 1.01%. As discussed in more detail below, the pro forma gross expense ratios of Investor Class shares and Institutional Class shares of the Centre Treasury Fund are expected to be 0.90% and 0.65%, and the pro forma net expense ratios of Investor Class shares and Institutional Class shares are expected to be 0.85% and 0.60%. Centre has entered into a written expense limitation agreement under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Centre Treasury Fund to the extent necessary to limit certain operating expenses of the Centre Treasury Fund pursuant to the terms of that agreement. Please refer to the section of the Proxy Statement/Prospectus entitled “Information about the ISI Funds and the Centre Funds – Fees and Expenses” for additional information regarding the annual fund operating expenses, including the advisory fees, of the ISI Treasury Fund and the Centre Treasury Fund and the expense limitation agreement of Centre described herein.

—

The total net expense ratios of Class A, Class C and Class I shares of the ISI North American Fund for the fiscal year ended October 31, 2014 were 1.36%, 1.85% and 0.97%, respectively. As discussed in more detail below, the pro forma gross expense ratios of Investor Class shares and Institutional Class shares of the Centre Treasury Fund are expected to be 0.90% and 0.65%, respectively, and the pro forma net expense ratios of Investor Class shares and Institutional Class shares are expected to be 0.85% and 0.60%.Centre has entered into a written expense limitation agreement under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Centre Treasury Fund to the extent necessary to limit certain operating expenses of the Centre Treasury Fund pursuant to the terms of that agreement. Please refer to the section of the Proxy Statement/Prospectus entitled “Information about the ISI Funds and the Centre Funds – Fees and Expenses” for additional information regarding the annual fund operating expenses, including the advisory fees, of the ISI North American Fund and the Centre Treasury Fund and the expense limitation agreement of Centre described herein.

—

The total net expense ratio of the ISI Strategy Fund for the fiscal year ended October 31, 2014 was 1.21%. As discussed in more detail below, the pro forma gross expense ratios of Investor Class shares and Institutional Class shares of the Centre American Equity Fund are expected to be 1.25% and 1.00%, respectively, and the pro forma net expense ratios of Investor Class shares and Institutional Class shares are expected to be 1.05% and 0.95%. Centre has entered into a written expense limitation agreement under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Centre American Equity Fund to the extent necessary to limit certain operating expenses of the Centre American Equity Fund pursuant to the terms of that agreement. Please refer to the section of the Proxy Statement/Prospectus entitled “Information about the ISI Funds and the Centre Funds – Fees and Expenses” for additional information regarding the annual fund operating expenses, including the advisory fees, of the ISI Strategy Fund and the Centre American Equity Fund and the expense limitation agreement of Centre described herein.

—

The total net expense ratios of Class A and Class I shares of the ISI Municipal Fund for the fiscal year ended October 31, 2014 were 1.16% and 0.92%, respectively. As discussed in more detail below, the pro forma gross expense ratios of Investor Class shares and Institutional Class shares of the Centre Tax Exempt Fund are expected to be 0.92% and 0.67%, respectively, and the pro forma net expense ratios of Investor Class shares and Institutional Class shares are expected to be 0.92% and 0.67%. Centre has entered into a written expense limitation agreement under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Centre Tax Exempt Fund to the extent necessary to limit certain operating expenses of the Centre Tax Exempt Fund pursuant to the terms of that agreement. The Centre Tax Exempt Fund is newly formed, has not yet commenced operations, and is expected to be the successor to the ISI Municipal Fund. The estimated expense ratios for the Centre Tax Exempt Fund’s fiscal year ending September 30, 2015 are below the maximum operating expense ratios provided in the expense limitation agreement. Please refer to the section of the Proxy Statement/Prospectus entitled “Information about the ISI Funds and the Centre Funds – Fees and Expenses” for additional information regarding the annual fund operating expenses, including the advisory fees, of the ISI Municipal Fund and the Centre Tax Exempt Fund and the expense limitation agreement of Centre described herein.

With respect to the expense limitation agreements noted above, Centre has agreed to reduce its advisory fees and/or reimburse other expenses of the Centre Treasury Fund and the Centre American Equity Fund through January 31, 2016, and, with respect to the Centre Tax Exempt Fund, for an initial period of not less than two years from the date of the closing of the Reorganization and until the next following effective date of the post-effective amendment to the registration statement of the Centre Trust relating to the Centre Tax Exempt Fund incorporating the Centre Tax Exempt Fund’s financial statements for that fiscal year.

Question 7: Will the Reorganization result in any taxes?

Answer: No. None of the ISI Funds or any of their respective shareholders is expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Centre Trust and the ISI Funds expect to receive a tax opinion from counsel to the Centre Funds confirming this position. Shareholders are encouraged to consult their tax adviser about possible state and local tax consequences of the Reorganization, if any. Please refer to the section of the Proxy Statement/Prospectus entitled “The Proposed Plan and Reorganization - Federal Income Tax Consequences” for additional information about the tax consequences of the Reorganization.

Question 8: Will any fees or charges be assessed in connection with the Reorganization?

Answer: No. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization. The shares of the Centre Funds received by ISI Fund shareholders in the Reorganization also will not be subject to any minimum investment amount limitations, front-end sales charges, contingent deferred sales charges, exchange fees or redemption fees. If you hold ISI Fund shares through a financial intermediary, your financial intermediary may charge you processing or other fees in connection with voting shares in the Reorganization.

Question 9: What will happen if the Reorganization is not approved?

Answer: The reorganization of an ISI Fund is not contingent on any other ISI Fund reorganization. If the shareholders of one of the ISI Funds do not approve the Reorganization for that Fund, then the applicable ISI Fund will continue to operate and the ISI Funds Board may take any further action it deems to be in the best interest of each ISI Fund and its shareholders, including terminating the applicable ISI Fund.

Question 10: Why do I need to vote?

Answer: Your vote is needed to ensure that the Reorganization proposal can be acted upon. Even if you are a small investor, your vote makes a difference. If numerous shareholders just like you fail to vote, the ISI Funds may not receive enough votes to go forward with the Special Meeting. Your immediate response (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling a toll-free telephone number, or (3) via the Internet will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Question 11: How does the Board recommend that I vote?

Answer: After careful consideration, the ISI Funds Board unanimously voted to recommend that you vote FOR the Plan. If necessary, you may be asked to vote on the proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Reorganization. The ISI Funds Board recommends that you vote FOR any such necessary adjournment.

Question 12: Who is paying for expenses related to the Reorganization?

Answer: ISI Inc. and Centre will pay all of the expenses related to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the Registration

Statement on Form N-14 and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, proxy solicitation expenses and other expenses of holding the Special Meeting. Centre will pay (among other expenses) for the legal expenses of each Centre Fund associated with preparing and filing the Proxy Statement/Prospectus and reasonable expenses relating to the active solicitation and telephone campaign expenses as part of the overall proxy solicitation campaign process of each ISI Fund’s shareholders (other than those fees and expenses related to printing, mailing, postage, tabulation and administrative services related to the Proxy Statement/Prospectus and any proxy materials to such ISI Fund shareholders). ISI Inc. will pay (among other expenses) for fees and expenses related to printing and mailing to each ISI Fund’s shareholders the Proxy Statement/Prospectus, any supplement to the ISI Fund’s prospectus and statement of additional information, and any proxy materials related to the solicitation of the ISI Fund shareholders in connection with the Reorganization, and expenses of holding the Special Meeting (including any adjournments or postponements thereof).

Question 13: How do I vote?

Answer: Whether or not you plan to attend the Special Meeting, we urge you to authorize proxies to cast your votes. You can do this in one of the following three ways: (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage pre-paid envelope; (2) by calling the toll-free telephone number (800) 283-2170, or (3) via the Internet at the website address on your proxy card. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the ISI Funds at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting again through the website or toll-free number listed above. If you have any questions regarding the proposed reorganization to be voted on, please do not hesitate to call the ISI Funds toll-free at (800) 955-7175 from 9:00 a.m. to 5:00 p.m. Eastern Time or AST Fund Solutions, LLC, the ISI Funds’ proxy solicitor, at (800) 283-2170.

Question 14: Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call the ISI Funds toll-free at (800) 955-7175 from 9:00 a.m. to 5:00 p.m. Eastern Time or AST Fund Solutions, LLC, the ISI Funds’ proxy solicitor, at (800) 283-2170.

Question 15: Where can shareholders of the ISI Funds find additional information about the funds?

Answer: Additional information relating to the ISI Funds and the Centre Funds has been filed with the SEC and can be found in the following documents, which are incorporated by this reference into this Proxy Statement/Prospectus, which means that these documents are considered legally to be part of this Proxy Statement/Prospectus:

—	Audited Financial Statements of the Centre Funds, as of September 30, 2014, included in each Centre Fund’s Annual Report, as of that same date.

—	Audited Financial Statements of each ISI Fund, as of October 31, 2014, included in each ISI Fund’s Annual Report, as of that same date;

—	Prospectus and the Statement of Additional Information of each of the Centre Treasury Fund and Centre American Equity Fund, as of January 28, 2015, and as supplemented through the date hereof;

—	Prospectus and the Statement of Additional Information of the Centre Tax Exempt Fund, as of February 5, 2015, and as supplemented through the date hereof; and

—	Prospectus and the Statement of Additional Information of each ISI Fund, as of March 1, 2014, and as supplemented through the date hereof.

Additional copies of the ISI Funds’ and Centre Funds’ respective Annual Reports, Prospectuses and Statements of Additional Information, along with this Proxy Statement/Prospectus and Statement of Additional Information, are available upon request, without charge, by writing to the applicable address or calling the applicable telephone numbers listed below.

Centre Funds:

By mail:	Centre Funds 48 Wall Street, Suite 1100 New York, New York 10005

By phone:	(855) 298-4236

ISI Funds:

By mail:	666 Fifth Avenue, 11th Floor New York, New York 10103

By phone:	(800) 955-7175

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in Washington, DC

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)

By electronic mail:	publicinfo@sec.gov (duplicating fee required)

On the Internet:	www.sec.gov

THE SHARES OFFERED BY THIS PROXY STATEMENT/PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN EACH CENTRE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

II.        PROPOSAL

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

PROVIDING FOR THE REORGANIZATIONS OF

TOTAL RETURN U.S. TREASURY FUND, INC. AND

NORTH AMERICAN GOVERNMENT BOND FUND, INC. INTO

CENTRE ACTIVE U.S. TREASURY FUND;

ISI STRATEGY FUND, INC. INTO CENTRE AMERICAN SELECT EQUITY FUND; AND

MANAGED MUNICIPAL FUND, INC. INTO CENTRE ACTIVE U.S. TAX EXEMPT FUND

On December 10, 2014, the Board of Directors (the “Board of Directors”) of each of Total Return U.S. Treasury Fund, Inc. (the “ISI Treasury Fund”), North American Government Bond Fund, Inc. (the “ISI North American Fund”), ISI Strategy Fund, Inc. (the “ISI Strategy Fund”) and Managed Municipal Fund, Inc. (the “ISI Municipal Fund” and, together with the ISI Treasury Fund, the ISI North American Fund and the ISI Strategy Fund, the “ISI Funds”) voted to approve, subject to certain conditions, an Agreement and Plan of Reorganization (the “Plan”), among the ISI Funds; Centre Funds (the “Trust” or the “Centre Trust”), on behalf of its series, Centre Active U.S. Treasury Fund (the “Centre Treasury Fund”), Centre American Select Equity Fund (the “Centre American Equity Fund”) and Centre Active U.S. Tax Exempt Fund (the “Centre Tax Exempt Fund” and, together with the Centre Treasury Fund and the Centre American Equity Fund, the “Centre Funds”); Centre Asset Management, LLC (“Centre”), the investment adviser to the Centre Funds; and International Strategy & Investment Inc. (“ISI Inc.”), the investment adviser to the ISI Funds. The Board of Directors also voted to approve the submission of the Plan to the shareholders of each ISI Fund at a Special Joint Meeting of Shareholders (the “Special Meeting”) to be held on March 16, 2015, at 9:00 a.m. Eastern Time, at the offices of Kramer Levin Naftalis & Frankel, 1177 Avenue of the Americas, New York, New York 10036. A copy of the Form of Agreement Plan and Plan of Reorganization is attached hereto as Appendix A. Please refer to the sections of this Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) entitled “Summary - Reasons for the Reorganization and Board Deliberations” and “The Proposed Plan and Reorganization - Reasons for the Reorganization Considered by the Board” for additional information about the factors considered by the Board of Directors in approving the Plan and the proposed reorganization described herein.

At the Special Meeting, shareholders of the ISI Funds will be asked to approve or disapprove the Plan, pursuant to which each ISI Fund would be reorganized into a corresponding Centre Fund. Pursuant to the Plan, the reorganizations would involve the following transactions (such transactions collectively, the “Reorganization”):

—

all of the assets and stated liabilities of the ISI Treasury Fund will be transferred to the Centre Treasury Fund, in exchange for Investor Class shares of the Centre Treasury Fund, which will be distributed by the ISI Treasury Fund to its shareholders;

—

all of the assets and stated liabilities of the ISI North American Fund will be transferred to the Centre Treasury Fund in exchange for (i) Investor Class shares of the Centre Treasury Fund, which will be distributed by the ISI North American Fund to its Class A and Class C shareholders, and (ii) Institutional Class shares of the Centre Treasury Fund, which will be distributed by the ISI North American Fund to its Class I shareholders;

—

all of the assets and stated liabilities of the ISI Strategy Fund will be transferred to the Centre American Equity Fund in exchange for Investor Class shares of the Centre American Equity Fund, which will be distributed by the ISI Strategy Fund to its shareholders; and

—

all of the assets and stated liabilities of the ISI Municipal Fund will be transferred to the Centre Tax Exempt Fund in exchange for (i) Investor Class shares of the Centre Tax Exempt Fund, which will be distributed by the ISI Municipal Fund to its Class A shareholders, and (ii) Institutional Class shares of the Centre Tax Exempt Fund, which will be distributed by the ISI Municipal Fund to its Class I shareholders.

Those present at the Special Meeting and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of shares of an ISI Fund as of the close of business on January 12, 2015 (the “Record Date”) are entitled to vote, in person or by proxy, with respect to that ISI Fund, at the Special Meeting or any adjournments or postponements thereof. It is expected that this Proxy Statement/Prospectus will be mailed to shareholders on or about February 10, 2015.

If approved by ISI Fund shareholders at the Special Meeting, the date that the Reorganization is consummated (the “Closing Date”) is expected to occur on or about March 17, 2015. An ISI Fund may stop accepting new accounts and/or investments from existing accounts a few days prior to the Closing Date in order to facilitate the transfer of its assets to the corresponding Centre Fund. As of the Closing Date, each ISI Fund shareholder will receive the number of full and fractional shares of the corresponding Centre Fund having an aggregate value that, on the Closing Date, is equal to the aggregate value of the shareholder’s ISI Fund shares as of such date. After the liquidating distribution is made by each ISI Fund, the ISI Fund will have no shares outstanding.

Following the Closing Date, as soon as practicable after the distribution and liquidation of each ISI Fund as described above, each ISI Fund will take steps to wind-down its affairs and to have its existence dissolved and terminated in accordance with Maryland law and other applicable requirements and its registration as an investment company terminated. Each ISI Fund will make any filings with the State of Maryland or the U.S. Securities and Exchange Commission (“SEC”) as may be required in connection with its liquidation, dissolution and termination.

Approval of the Plan with respect to each ISI Fund by that ISI Fund’s shareholders is being sought through the Proxy Statement/Prospectus, and the Reorganization will not occur unless ISI Fund shareholders approve the Plan. The affirmative vote of a majority of the total votes cast in person or by proxy is being sought to approve the Plan. The reorganization of an ISI Fund is not contingent on any other ISI Fund reorganization.

Each ISI Fund is an open-end management investment company registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Centre Fund is a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act.

THIS PROXY STATEMENT/PROSPECTUS SETS FORTH THE BASIC INFORMATION YOU SHOULD

KNOW BEFORE VOTING ON THE PROPOSAL.

YOU SHOULD READ IT AND KEEP IT FOR FUTURE REFERENCE.

III.        SUMMARY

A.	Overview

The following summary highlights certain information contained elsewhere in this Proxy Statement/Prospectus, including documents incorporated by reference, as well as in the Plan. This summary is not complete. For more complete information, please read the entire document carefully.

B.	Reasons for the Reorganization and Board Deliberations

At a telephonic meeting of the Board of Directors on November 10, 2014, Mr. Al Medaugh, Director and President of Board of Directors of the ISI Funds (the “ISI Funds Board”) informed the Independent Directors that ISI Inc. was engaged in discussions that might result in the future acquisition of the ISI Funds. Mr. Medaugh reminded the ISI Funds Board that expenses for the ISI Funds had continued to rise over the last few years and that due to the prolonged, low interest rate environment it would be difficult to achieve a competitive return for the ISI Funds going forward. He further explained that he had begun the process of researching other fund families who might be able to offer the shareholders of the ISI Funds actively managed portfolios with similar investment objectives and lower expense ratios. The Independent Directors requested that Mr. Medaugh keep them informed if any such plans materialized. On November 20, 2014, Mr. Medaugh informed the ISI Funds Board by telephone that after meeting with several fund families who were interested in acquiring the ISI Funds, he had received a proposal from Centre Asset Management, LLC (Centre) and described Centre’s background and the general terms of the proposal.

On December 10, 2014, the ISI Funds Board, including all of the Independent Directors, met in person (with the exception of Mr. Levy who joined the meeting by telephone due to illness) to discuss the materials and information received in response to the Independent Director’s counsel’s letter dated December 4, 2014, to Centre requesting information that would be necessary and appropriate for them to consider with respect to the approval of the Reorganization. Representatives of Centre and Centre Funds, and the distributor, transfer agent, bookkeeping/accounting agent and pricing agent (i.e., ALPS), as well as ISI Fund Counsel and Independent Counsel to the Independent Directors of the ISI Funds, counsel to Centre and the Centre Funds were present in person at Meeting. The chief compliance officer of ISI Funds also participated in the meeting via telephone. These representatives presented to, and answered questions from, the Directors, including the Independent Directors of ISI Funds and Independent Counsel to the Independent Directors.

Mr. Medaugh told the ISI Board that he believed that Centre, the adviser to the Centre Funds, was committed to the mutual fund business and had mutual funds that are similar to the ISI Funds. He went on to explain that he believed that a reorganization of the ISI Funds into the Centre Funds would provide shareholders of each ISI Fund an opportunity to: (1) continue to pursue a similar investment objective through a tax-free combination (i.e., the Reorganization) of the ISI Funds into the comparable portfolio of the Centre Funds, (2) invest in a somewhat larger, combined fund, which would allow for the opportunity for increased growth prospects and asset size to achieve greater portfolio diversification and economies of scale and spread fixed costs over a larger asset base; (3) become part of a family of mutual funds that offers comparable services; and (4) invest in another mutual fund (i.e., a Centre Fund), which is managed by an experienced portfolio manager. Mr. Medaugh informed the ISI Funds Board that Centre had agreed to limit, until at least January 31, 2016, certain operating expenses of each Centre Fund (other than the Centre Tax Exempt Fund) pursuant to a written expense limitation agreement. With respect to the Centre Tax Exempt Fund, Centre has entered into a written expense limitation agreement under which it has agreed to limit certain operating expenses of that fund for an initial period of not less than two years from the date of the closing of the Reorganization and until the next following effective date of the post-effective amendment to the registration statement of the Centre Trust relating to the Centre Tax Exempt Fund incorporating the Centre Tax Exempt Fund’s financial statements for that fiscal year. ISI Inc. also advised the ISI Fund’s Board of Directors that the proposed Reorganization was structured in such a manner so that the aggregate value of Centre Fund shares received by an ISI Fund shareholder and held by the ISI Fund shareholder immediately after the Reorganization will be the same as the aggregate value of such shareholder’s shares of the ISI Fund held immediately prior to the Reorganization.

In connection with their review and consideration of the proposed Reorganization at the December 10, 2014 meeting, the ISI Funds’ Directors took note of their obligations under Maryland law and the 1940 Act. The ISI Funds’ Directors requested and evaluated such information as they believed was reasonably necessary to their determinations and approvals, and they gave weight to the factors that they believed to be pertinent to their determinations and approvals. The independent Directors of the ISI Funds also met separately with their independent counsel to review the proposed Reorganization.

Among other matters, the ISI Funds Board considered: (a) the investment objectives, strategies, policies, limitations and risks of the Centre Funds; (b) the performance of the Centre Funds; (c) the fees and expenses of the Centre Funds; (d) distribution and other Fund services; (e) any repositioning of ISI Fund securities; (f) the costs of the proposed Reorganization and who would bear such costs; (g) the tax consequences of the proposed Reorganization, (h) the composition of the Board of Trustees and officers of the Centre Funds; (i) the experience of Centre as adviser to the Centre Funds and its personnel; (j) insurance and indemnification available to the ISI Funds’ Directors in connection with proposed Reorganization; (k) alternatives to the proposed Reorganization; and (l) the benefits to be derived from the proposed Reorganization by the ISI Funds and their shareholders, ISI Inc., the Centre Funds, and Centre.

In connection with the ISI Funds Board’s review of the proposed Reorganization, the ISI Funds Board focused on a variety of factors, including, but not limited to:

Reasons for the Reorganization

Mr. Medaugh explained that expenses for the ISI Funds had continued to rise over the last few years and that due to the prolonged, low interest rate environment; it would be difficult to achieve a competitive return for the Funds going forward. He further explained that he thought that it would benefit the ISI Funds to find a fund family who might be able to offer the shareholders of the ISI Funds actively managed portfolios with similar investment objectives and lower expense ratios.

ISI Inc. advised that, if the proposed Reorganization for an ISI Fund were not approved, ISI Inc. may recommend the liquidation of the ISI Fund and resign as the ISI Funds’ adviser. Liquidation of the ISI Funds could be a taxable event for shareholders. Liquidation also would require another shareholder vote (with a two-thirds of outstanding shares approval requirement). ISI Inc. also advised that it believes that shareholders of the ISI Funds would incur the transaction costs associated with liquidating the ISI Funds’ portfolio, as well as certain other costs related to a liquidation of the ISI Fund. If ISI Inc. resigned, the ISI Funds would have difficulty finding a replacement adviser at the current fee level, and the ISI Funds would likely be liquidated with similar consequences. Please refer to the question “What will happen if the Reorganization is not approved” in the section of the Proxy Statement/Prospectus entitled “Questions and Answers” for a further discussion of alternatives.

Compatibility of the Funds-Investment Objectives, Policies and Restrictions

The investment objectives, policies, strategies and risks of the ISI Funds are similar to those of the corresponding Centre Funds. Please refer to the section of the Proxy Statement/Prospectus entitled “Comparison of the ISI Funds and the Centre Funds” under “Summary” for further information about the investment objectives, strategies, policies and risks of the ISI Funds and Centre Funds.

Relative Investment Performance of each Fund

The performance of the Centre Funds has generally been ahead of the performance of each of the ISI Funds. Past performance is not a guarantee of future results. Please refer to the section of this Proxy Statement/Prospectus entitled “Information about the ISI Funds and the Centre Funds -- Performance and Portfolio Turnover” for additional information regarding the performance of the Centre Funds.

Relative Impact on Fees and Expenses of each Fund

The Reorganization is expected to result in a decrease of the total net expenses paid by shareholders of the ISI Fund. Centre also described to the Board of Directors the operating expense limitation agreement it had entered into with respect to each Centre Fund. Please refer to the section in the Proxy Statement/Prospectus entitled “Comparison of Fee Tables and Expenses” for additional information on the fees and expenses. The gross expenses also are expected to be lower, with the possible exception of the gross expense ratio of the ISI Strategy Fund, which has a lower investment advisory fee than the Centre American Equity Fund.

Structure and Organizational Form of each Fund

The Board of Trustees of the Centre Funds has four trustees with experience in the financial industry, three of whom are independent trustees. None of members of the ISI Funds’ Board of Directors will serve as members of the Centre Funds Board. Although not required, there is no independent counsel for the independent members of the Centre Funds Board. Please refer to the section of this Proxy Statement/Prospectus entitled “Comparisons of Shareholder Rights and Board Structure” under “The Proposed Plan and Reorganization” for further information concerning the Boards of the ISI Fund and the Centre Funds.

The service providers to the Centre Funds are expected to provide comparable services and, while the auditors and legal counsel for the Centre Funds are different than those for the ISI Funds, the Centre Funds receives services from the same custodian, transfer agent and bookkeeping/accounting and pricing agent, as the ISI Funds, and, as of February 2015, will share the same distributor. Please refer to the section in the Proxy Statement/Prospectus entitled “Comparison of the ISI Funds and the Centre Funds” under “Summary” for additional information.

There are some differences between each ISI Fund, a Maryland corporation, and the corresponding Centre Fund, a series of a Delaware statutory trust, relating to each fund’s organizational form and structure. For example, each ISI Fund is a separate legal entity and the shareholders of each ISI Fund vote separately for directors and other matters concerning that entity. In contrast, each Centre Fund is a series of the same legal entity, the Trust, and the shareholders of all of the Centre Funds collectively vote for Trustees and certain matters affecting the Trust as a whole. As a result, it is possible that the Trust may not obtain the requisite shareholder vote to effect certain matters affecting the entire Trust, such as the approval of a Trustee nominee, even if the Trustee nominee was approved by the shareholders of one Centre Fund.

Please refer to the section entitled “Information about the ISI Funds and the Centre Funds -- Investment Adviser and Portfolio Managers” for further information on the Centre Funds’ Adviser.

Costs of the Reorganization

ISI Inc. and Centre have agreed to bear the direct costs associated with the proposed Reorganization, including proxy statement and shareholder solicitation costs and legal costs. Centre will pay (among other expenses) for the legal expenses of each Centre Fund associated with preparing and filing the Proxy Statement/Prospectus and reasonable expenses relating to the active solicitation and telephone campaign expenses as part of the overall proxy solicitation campaign process of each ISI Fund’s shareholders (other than those fees and expenses related to printing, mailing, postage, tabulation and administrative services related to the Proxy Statement/Prospectus and any proxy materials to such ISI Fund shareholders). ISI Inc. will pay (among other expenses) for fees and expenses related to printing and mailing to each ISI Fund’s shareholders the Proxy Statement/Prospectus, any supplement to the ISI Fund’s prospectus and statement of additional information, and any proxy materials related to the solicitation of the ISI Fund shareholders in connection with the Reorganization, and expenses of holding the Special Meeting (including any adjournments or postponements thereof).

The Centre Funds and ISI Funds will not be responsible for any costs associated with the proposed Reorganization, except that (i) each Fund may be responsible for any costs or expenses incurred in connection with the disposition of any portfolio securities that is undertaken to rationalize (or better align) the portfolios of the Funds prior to or after the Closing and the costs or expenses incurred in acquiring replacement securities (although it is expected that any such rationalization would not result in material capital gains), (ii) the Centre Fund will be responsible for the costs of qualifying the Centre Fund’s shares for issuance in connection with (and in advance of) the Reorganization on an as incurred basis, and (iii) expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a “regulated investment company” under the Code, or would prevent the Reorganization from qualifying as a tax-free reorganization under the Code (e.g., an administrative expense incurred by an ISI Fund that was paid by the corresponding Centre Fund, giving rise to income benefitting the ISI Fund, which income would need to be distributed to ISI Fund shareholders for the taxable year of the Reorganization in order to maintain “regulated investment company” status and avoid corporate level taxes). Please refer to the sections of the Proxy Statement/Prospectus entitled “Investment Objectives and Principal Investment Strategies” under “Comparison of the ISI Funds and the Centre Funds” and “The Proposed Plan and Reorganization – Terms of the Plan” for further information regarding the agreement between ISI Inc. and Centre to bear the direct costs associated with the proposed Reorganization.

ISI Inc. advised the Board of Directors of the ISI Funds that it does not expect that expenses relating to the rationalization of the ISI Funds’ and Centre Funds’ portfolios, if any, incurred by the ISI Funds prior to the Reorganization will be significant. It is expected that any such rationalization would not result in material capital gains. Based on a review of the current portfolios of the ISI Funds, Centre advised that it believes that the Centre Funds can acquire substantially all of the portfolio securities of the ISI Funds as of the Closing Date and that, over time after the Reorganization, the Centre would dispose of certain portfolio securities acquired from the ISI Funds in the ordinary course based on the Centre’s security selection criteria and methodology. Please refer to the section of the Proxy Statement/Prospectus entitled “Investment Objectives and Principal Investment Strategies” under “Comparison of the ISI Funds and the Centre Funds” under “Summary” for further information regarding the rationalization of the Fund’s portfolios.

ISI Inc. and Centre intend for the transactions to comply with Section 15(f) under the 1940 Act, and have agreed to use their reasonable best efforts to provide that (i) for a period of three (3) years after the Closing Date, at least seventy five percent (75%) of the trustees of the Centre Trust are not (x) “interested persons” (as that term is defined in the 1940 Act) of Centre or (y) “interested persons” (as that term is defined in the 1940 Act) of ISI Inc.; and (ii) there is not imposed an “unfair burden” (as that term is defined in the 1940 Act) as a result of or in connection with the transactions contemplated under the transaction agreement between ISI Inc. and Centre and the Reorganization or any express or implied terms, conditions, or understandings applicable thereto. ISI Inc. and Centre represented to the ISI Funds’ Board of Directors that the Board of Trustees of the Centre Funds currently satisfies the 75% independent trustee requirement and that each believed that no unfair burden will be imposed as a result of the proposed Reorganization as that term is defined under the 1940 Act.

Tax Consequences of the Reorganization

The proposed Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. As a condition to the proposed Reorganization, each of the ISI Funds and Centre Funds will receive a legal opinion of counsel to the Centre Fund (Seward & Kissel LLP) that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganization by the Centre Funds, the ISI Funds or the ISI Funds’ shareholders. Please refer to the sections in the Proxy Statement/Prospectus entitled “Federal Tax Consequences of the Proposed Reorganization” under “Summary” and “Federal Income Tax Consequences” under “The Proposed Plan and Reorganization,” for further information on the tax consequences of the proposed Reorganization.

Under the Plan, (a) the ISI Funds are permitted (and intend) to make capital gain (if any) and income distributions to its shareholders prior to the consummation of the proposed Reorganization, (b) shareholders of the ISI Funds will become shareholders of the corresponding Centre Funds, (c) the assets of the ISI Funds will be transferred to the Centre Funds, and (d) the aggregate value of Centre Fund shares received by an ISI Fund shareholder and held by the ISI Fund shareholder immediately after the Reorganization will be the same as the aggregate value of such shareholder’s shares of the ISI Fund held immediately prior to the Reorganization. Please refer to the section in the Proxy Statement/Prospectus entitled “The Proposed Plan and Reorganization -- Terms of the Plan” for additional information on the Plan.

ISI Inc. has agreed (at its expense) to obtain a continuation of existing insurance coverage for each Director of the ISI Funds for a tail period of three years after the Closing Date, and to provide certain indemnification after the Closing Date to each independent Director to the same extent as each independent Director was indemnified by the ISI Fund.

Dilution of Shareholder’s Interests

Since the shares of each Centre Fund will be issued at net asset value in exchange for the net assets of the corresponding ISI Fund having a value equal to the aggregate net asset value of such shares as of the Valuation Date (as defined below), the net asset value per share of each ISI Fund should remain virtually unchanged solely as a result of the Reorganization. Accordingly, the Reorganization should not result in dilution of the net asset value of any of the ISI Funds or Centre Funds immediately following consummation of the Reorganization. Although a shareholder of an ISI Fund will receive a different number of shares of the Centre Fund compared to what the shareholder originally held in the ISI Fund, the total dollar value of shares held will remain the same.

While the sole consideration of the ISI Funds’ Board of Directors was the best interests of the shareholders of the ISI Funds, the Board was also cognizant of the benefits to the ISI Inc., Centre and the Centre Funds arising out of the proposed Reorganization and transactions under the transaction agreement between ISI Inc. and Centre, including that, among other potential benefits, Centre has agreed, in connection with the closing of the Reorganization, and pursuant to, and in accordance with, the transaction agreement between ISI Inc. and Centre, to pay to ISI Inc. in consideration an amount equal to a percentage of the ISI Funds’ aggregate assets as of the Closing Date. In addition, it is expected that Centre will benefit from the increase in the net assets of the Centre Funds as a result of the Reorganization, which will result in greater advisory fees for Centre and the Centre Funds will benefit from the increase in net assets, resulting economies of scale and reductions in operating expenses, additional distribution opportunities and succession to the capital loss carryforwards of the ISI Funds. Please refer to the section of the Proxy Statement/Prospectus entitled “The Proposed Plan and Reorganization – Terms of the Plan” for additional information.

At the conclusion of the Board of Directors’ review and analysis of the information, ISI Inc. recommended that the Board of Directors (a) determine that (i) the proposed Reorganization is advisable and in the best interests of the ISI Funds; and (b) approve, subject to approval by the ISI Funds’ shareholders, the proposed Reorganization. After consideration of the above factors, and such other information, as well as the recommendation of the ISI Fund’s Adviser, at its meeting on December 10, 2014, the Board of Directors of the ISI Funds, including the independent Directors, (1) determined that the Reorganization is advisable and in the best interests of the ISI Fund; (2) approved, subject to approval by the ISI Fund’s shareholders, the Plan and proposed Reorganization; and (3) directed the submission of the Plan and proposed Reorganization to the shareholders of the ISI Funds for approval.

Based on the above factors, as well as the other information made available to the ISI Funds’ Board of Directors prior to and at the December 10, 2014 meeting as well as the recommendation of ISI Inc., the ISI Funds’ Board of Directors determined that the proposed Reorganization appears to be the most feasible alternative for the ISI Funds. The Board of Directors concluded that the proposed Reorganization gives shareholders of the ISI Funds the option to continue their investments in a similarly managed fund on a tax-free basis. Shareholders who do not choose this option may redeem their shares before the effective date of the Reorganization. After much discussion, the Board of Directors of the ISI Funds, including the Independent Directors, (1) determined that the Reorganization is advisable and in the best interests of the ISI Funds; (2) approved, subject to approval by the ISI Funds’ shareholders, the Plan and proposed Reorganization; and (3) directed the submission of the Plan and proposed Reorganization to the shareholders of the ISI Funds for approval.

The ISI Funds’ Board has approved the Plan and resulting Reorganization, and recommends that you vote “FOR” the Plan and Reorganization.

If all of the requisite approvals are obtained and certain conditions are either met or waived with respect to an ISI Fund, it is anticipated that the closing of the reorganization of that ISI Fund will occur on or about March 17, 2015, or such other date as is agreed to by the parties. The Plan may be terminated and the Reorganization may be abandoned at any time prior to the closing, (i) by an ISI Fund if any conditions precedent to the obligations of the ISI Fund have not been satisfied; (ii) by the Centre Trust, on behalf of the corresponding Centre Fund, if any conditions precedent to the obligations of the Centre Fund have not been satisfied; or (iii) as to any reorganization, by the mutual consent of the parties.

ISI Inc. and Centre will pay all of the expenses related to the Reorganization. Such expenses include, as applicable, (i) fees and expenses of counsel and independent auditors of each Centre Fund and ISI Fund incurred in connection with the Reorganization; (ii) expenses associated with preparing this Proxy Statement/Prospectus and preparing and filing the Registration Statement on Form N-14 under the 1933 Act covering the shares of the Centre Funds to be issued in the Reorganization, and expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the ISI Funds; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the shares of the Centre Funds to be issued in connection with the Reorganization; (iv) all operating expenses related to the Reorganization; (v) any fees and expenses of the Centre Funds’ custodian and transfer agent incurred in connection with the Reorganization; and (vi) any special pricing fees associated with the valuation of the Centre Funds’ portfolios on the Valuation Date. Centre will pay (among other expenses) for the legal expenses of each Centre Fund associated with preparing and filing the Proxy Statement/Prospectus and reasonable expenses relating to the active solicitation and telephone campaign expenses as part of the overall proxy solicitation campaign process of each ISI Fund’s shareholders (other than those fees and expenses related to printing, mailing, postage, tabulation and administrative services related to the Proxy Statement/Prospectus and any proxy materials to such ISI Fund shareholders). ISI Inc. will pay (among other expenses) for fees and expenses related to printing and mailing to each ISI Fund’s shareholders the Proxy Statement/Prospectus, any supplement to the ISI Fund’s prospectus and statement of additional information, and any proxy materials related to the solicitation of the ISI Fund shareholders in connection with the Reorganization, and expenses of holding the Special Meeting (including any adjournments or postponements thereof).

If an ISI Fund’s shareholders do not approve the Plan and resulting Reorganization, that ISI Fund will continue to operate, and the ISI Funds’ Board may take any further action as it deems to be in the best interests of such ISI Fund and its shareholders, subject to approval by the shareholders of the ISI Fund if required by applicable law.

C.	The Proposed Plan and Reorganization

If, subject to approval by ISI Fund shareholders, the Reorganization takes place, then:

—	shareholders of the ISI Treasury Fund will become Investor Class shareholders of the Centre Treasury Fund;

—	Class A and Class C shareholders of the ISI North American Fund will become Investor Class shareholders of the Centre Treasury Fund;

—	Class I shareholders of the ISI North American Fund will become Institutional Class shareholders of the Centre Treasury Fund;

—	shareholders of the ISI Strategy Fund will become Investor Class shareholders of the Centre American Equity Fund;

—	Class A shareholders of the ISI Municipal Fund will become Investor Class shareholders of the Centre Tax Exempt Fund;

—	Class I shareholders of the ISI Municipal Fund will become Institutional Class shareholders of the Centre Tax Exempt Fund; and

—

shares of the corresponding Centre Fund received by shareholders of the applicable ISI Fund will have the same aggregate net asset value as the shares of the ISI Fund held immediately prior to the Reorganization.

No sales charges will be imposed on the shares of the Centre Funds issued in connection with the Reorganization. In addition, the Reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Therefore, shareholders should not recognize any gain or loss on ISI Fund shares for federal income tax purposes as a result of the Reorganization.

D.	Comparison of the ISI Funds and the Centre Funds

For purposes of this comparison, each of the ISI Funds and each of the corresponding Centre Funds may be referred to as the “Fund,” as applicable. This comparison is not complete. For more complete information, please read this entire document.

1.	Investment Objectives and Principal Investment Strategies

Additional information regarding the respective investment objectives, strategies and policies of each of the ISI Funds and each of the Centre Funds appears in Appendix B to this Proxy Statement/Prospectus.

ISI Treasury Fund, ISI North American Fund and Centre Treasury Fund

As noted above, the respective investment objectives and principal investment strategies of the ISI Treasury Fund and the Centre Treasury Fund are similar, and the respective investment objectives and principal investment strategies of the ISI North American Fund and the Centre Treasury Fund are similar. There are, however, some differences between them. For example, the investment objective of the ISI Treasury Fund, which focuses on providing a high level of total return and current income, is a fundamental policy of the Fund and may not be changed without the approval of the Fund’s shareholders. In contrast, the investment objective of the Centre Treasury Fund, which similarly focuses on maximizing total return and current income, is not a fundamental policy of the Fund and may be changed without the approval of the Fund’s shareholders. With respect to differences between the ISI North American Fund and the Centre Treasury Fund, the Centre Treasury Fund will, under normal market conditions, invest at least 80% of its assets in U.S. Treasury securities. In contrast, the ISI North American Fund will, under normal conditions, invest at least 80% of its net assets in securities issued or guaranteed by the governments of the United States, as well as securities issued or guaranteed by the governments of Canada and Mexico. This means that, at times, the ISI North American Fund may have greater exposure to certain non-U.S. securities, and the Centre Treasury Fund may have greater exposure to U.S. Treasury securities. To the extent that the ISI North American Fund has a greater percentage of its assets invested in such Canadian and/or Mexican securities than does the Centre Treasury Fund, the ISI North American Fund will be subject to greater risk associated with such investments, such as currency risk, higher trading costs and differences in reporting and disclosure requirements. In addition, the principal investment strategies of the ISI North American Fund permit the Fund to purchase and sell certain futures contracts and options contracts, whereas the principal investment strategies of the Centre Treasury Fund references transacting in derivatives for the purposes of managing duration risk of the underlying portfolio. To the extent that ISI North American Fund enters into futures and/or options contracts as part of its principal investment strategies, the Fund may be more subject to the risks associated with such instruments (“derivatives risk”), including heightened volatility and counterparty risk, than the Centre Treasury Fund.

Additional information about the differences between the Funds’ respective investment objectives and principal investment strategies appears in Appendix B to this Proxy Statement/Prospectus.

ISI Treasury Fund

The investment objective of the ISI Treasury Fund is to provide a high level of total return with relative stability of principal and, secondarily, high current income. Under normal conditions, the ISI Treasury Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities issued by the United States Treasury (“U.S. Treasury Securities”). The Fund will provide its shareholders with at least 60 days prior notice of any change in this 80% policy. U.S. Treasury Securities include Treasury bills, notes and bonds as well as Treasury Inflation-Protected Securities (“TIPS”) and U.S. Treasuries issued without coupons (“STRIPS”). U.S. Treasury Securities are backed by the “full faith and credit” of the U.S. Government, which means that the U.S.

Government guarantees that the interest and principal will be paid when due. The Fund invests only in U.S. Treasury Securities and repurchase agreements that are fully collateralized by U.S. Treasury Securities. Under the terms of a repurchase agreement, the Fund purchases U.S. Treasury Securities from a bank or broker-dealer, subject to an agreement that the bank or broker-dealer will repurchase the securities at an agreed upon time and price.

ISI Inc., the ISI Treasury Fund’s investment adviser, buys and sells U.S. Treasury Securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, ISI Inc. will consider both yield and a security’s potential for capital appreciation resulting from possible changes in interest rates. The Fund’s average maturity will depend upon ISI Inc.’s assessment of both the relative yields available on securities with different maturities and future changes in interest rates. ISI Inc. may take full advantage of the entire range of maturities offered by U.S. Treasury Securities. If the market environment is defensive and rising interest rates are expected, the Fund may invest primarily in U.S. Treasury Securities with shorter-term maturities (under 5 years). Conversely, in an aggressive market environment of low inflation and declining interest rates, the Fund may invest primarily in U.S. Treasury Securities with longer-term maturities (20-30 years).

ISI North American Fund

The investment objective of the ISI North American Fund is to provide a high level of income, consistent with prudent investment risk. Under normal conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities issued or guaranteed by the governments of the United States, Canada and Mexico. These securities include:

—

U.S. Government Securities, which are securities issued directly by the U.S. Treasury, including Treasury bills, notes and bonds and STRIPS. They are backed by the “full faith and credit” of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due.

—

Canadian Government Securities, which are securities issued or guaranteed by the Canadian government, any of its provinces, or by their political subdivisions, agencies or instrumentalities, including government of Canada bonds and government of Canada Treasury bills. They will generally be rated at the time of purchase in the two highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”) or if not rated, are determined to be of equivalent quality by ISI Inc., the ISI North American Fund’s investment adviser.

—

Mexican Government Securities, which are securities issued or guaranteed by the Mexican government or its political subdivisions, agencies or instrumentalities. These securities are denominated and payable in the Mexican peso. Mexican government securities will generally be rated at the time of purchase in the three highest rating categories by Moody’s or S&P or if not rated, are determined to be of equivalent quality by ISI Inc.

ISI Inc. will actively allocate the Fund’s investments among the United States, Canada and Mexico, based upon its analyses of market conditions, relative yields, and changes in economic and political conditions in these countries. In addition, ISI Inc. will consider its own forecasts regarding interest rate changes and changes in exchange rates among U.S., Canadian and Mexican currencies. The Fund may invest up to 33% of its total assets in Canadian securities and up to 25% of its total assets in Canadian government securities. The Fund may invest up to 33% of its total assets in Mexican securities and up to 25% of its total assets in Mexican government securities. It is possible that from time to time, none of the Fund’s assets will be invested in either Canada or Mexico.

ISI Inc. selects securities of varying maturities depending upon its assessment of the relative yields available on securities with different maturities and its expectations of future changes in interest rates. The Fund generally has an average maturity of approximately 10 years or less during periods of stable or rising interest rates and an average maturity of over 10 years during periods of declining interest rates. ISI Inc. may shorten or lengthen the Fund’s average maturity based on its forecasts for interest rates.

The ISI North American Fund may purchase and sell futures contracts on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. The Fund may also purchase and sell currency futures contracts as a hedge to protect against anticipated changes in currency rates. The Fund may also write (sell) covered call options on futures contracts, purchase put and call options on futures contracts and may enter into closing transactions with respect to such options on futures contracts purchased or sold. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any Canadian or Mexican currencies and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody’s Investment Grade Corporate Bond Index.

Centre Treasury Fund

The Centre Treasury Fund seeks to maximize investors’ total return through capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its assets in U.S. Treasury securities, including Treasury bonds (long-term government securities which pay interest every six months with various maturities), Treasury bills (short-term government securities with maturities ranging from a few days to 52 weeks), Treasury notes (government securities that are issued with various maturities and pay interest every six months) and TIPS. U.S. Treasury securities are fixed-rate debt obligations of the U.S. Treasury. TIPS are debt securities issued by the U.S. Treasury whose values are periodically adjusted to reflect a measure of inflation. TIPS pay interest every six months and are issued with maturities of 5, 10, and 30 years.

The investment strategy of Centre, the investment adviser of the Centre Treasury Fund, with respect to the Centre Treasury Fund focuses primarily on interest rates, the anticipated direction of interest rates month-over-month, duration, and management of duration. In managing the Centre Treasury Fund, Centre utilizes a highly disciplined approach that is statistically based and employed to forecast the interest rate outlook. This investment methodology is based on the basic economic theory of interest rate behavior and combines measures of economic growth (e.g., employment growth), inflationary expectations (e.g., the behavior of precious metals prices) and certain market based factors (e.g., interest rate trends). Centre seeks to identify both the cyclical path of interest rates as well as short term deviations away from the cyclical path.

In selecting investments for the Fund, Centre considers yield and a security’s potential for capital appreciation resulting from changes in interest rates. Centre will utilize a fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. Centre’s investment approach seeks to manage and take advantage of short-term deviations from the general trend in rates. Centre will review the Fund’s portfolio on a monthly basis and adjust it, as appropriate, based on the Centre’s interest rate outlook. Centre will also assess the relative yields available on securities with different maturities and future changes in interest rates. Centre may select securities with varying maturities. If the market environment is defensive characterized by an expectation of rising interest rates, the Fund may invest primarily in securities with shorter-term maturities, cash or cash equivalents, as well as sell U.S. exchange traded futures contracts on bond indices or U.S. Treasury Notes and Bonds to shorten the duration of the portfolio. Conversely, in an aggressive market environment of low inflation, characterized by declining interest rates, the Fund may invest primarily in securities with longer-term maturities, as well as purchase U.S. exchange traded futures contracts on bond indices or U.S. Treasury Notes and Bonds to lengthen the duration of the portfolio.

ISI Strategy Fund and Centre American Equity Fund

Each of the ISI Strategy Fund and the Centre American Equity Fund invests a substantial portion of its assets in U.S. common stocks. Whereas the Centre American Equity Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies, the ISI Strategy Fund’s investments in U.S. common stocks may range from 50% to 100% of the Fund’s assets depending on market conditions. Accordingly, it is possible that, at times, the Centre American Equity Fund will have a greater percentage of its assets invested in U.S. common stocks than the ISI Strategy Fund, and will be more subject to risks associated with such investments (e.g., market risk) during those times. In addition, although each Fund is permitted to invest in small-capitalization and medium-capitalization companies, the Centre American Equity Fund’s investments in such stocks may not exceed 20% of the Fund’s net assets. To the extent that the ISI Strategy Fund has invested a greater percentage of its assets in small-capitalization or medium-capitalization companies than the Centre American Equity Fund, the ISI Strategy Fund will be more subject to the risks associated with such investments, including liquidity risk and the risk that changes in the value of a small- or medium-sized company will not mirror the fluctuations of the overall stock market. Unlike the ISI Strategy Fund, the Centre American Equity Fund’s principal investment strategies also permit the Fund to purchase or sell exchange-traded derivative products for temporary cash management or investment transition purposes. To the extent that the Centre American Equity Fund uses such instruments to a greater extent than the ISI Strategy Fund, the Centre American Equity Fund will be subject to greater derivatives risk. Another difference between the Funds’ respective principal investment strategies is that, at times, the ISI Strategy Fund may allocate up to 50% of its assets in U.S. Treasury Securities. In the event that the ISI Strategy Fund has invested a greater percentage of its assets in such securities than the Centre American Equity Fund, the ISI Strategy Fund may be subject to greater interest rate risk and maturity risk.

ISI Strategy Fund

The investment objective of the ISI Strategy Fund is to maximize total return through a combination of long-term growth of capital and current income. The Fund’s assets are actively allocated between common stocks of U.S. issuers and U.S. Treasury Securities. The allocation of the Fund’s assets between U.S. common stocks and U.S. Treasury Securities is based upon the analysis of ISI Inc., the ISI Strategy Fund’s investment adviser, of the pace of the economy and its forecast of the direction of interest rates and corporate earnings. When ISI Inc. expects the environment ahead to be more favorable to financial assets, the Fund moves towards a more aggressive strategy with a heavier weighting in common stocks. Conversely, when ISI Inc. expects a defensive environment ahead for financial assets, the Fund will move towards a conservative strategy with a heavier weighting in U.S. Treasury Securities and an emphasis on maturities of five years or less. A neutral strategy will be used in an environment with more mixed news. The allocation of the Fund’s assets will be reviewed periodically in light of ISI Inc.’s forecasts and will be changed when ISI Inc. believes it is appropriate. The Fund’s assets are generally allocated as follows:

Aggressive Strategy - Approximately 100% in common stocks. An aggressive strategy is defined as the strategy used when ISI Inc. expects the environment to be more favorable to financial assets, characterized by low inflation, declining interest rates and/or rising corporate profits.

Neutral Strategy - Approximately 75% in common stocks and 25% in U.S. Treasury Securities. A neutral strategy is defined as the strategy used when ISI Inc. expects the environment to be between aggressive and conservative.

Conservative Strategy - Approximately 50% in common stocks and 50% in U.S. Treasury Securities. A conservative strategy is defined as the strategy used when ISI Inc. expects a defensive environment for financial assets, characterized by rising interest rates and/or declining corporate profits.

The Fund’s common stock investments are selected using a quantitative model that seeks to capture an enhanced return from the broad U.S. equity market, as represented by the Wilshire 5000 Total Market Index (the “Wilshire 5000”). The Wilshire 5000 represents the broadest index for the U.S. equity market, and consists of all U.S. common stocks that trade on a regular basis on the New York Stock Exchange (“NYSE”) and American Stock Exchange and in the NASDAQ over-the-counter market. Using this quantitative model, the portfolio managers select a sampling of the common stocks contained in the Wilshire 5000 in an attempt to match the return of the Wilshire 5000 plus 1% to 2%, with volatility that from time-to-time may exceed that of the Wilshire 5000. The portfolio managers use this model to construct an equity portfolio having a market capitalization and industry sector weightings that closely resemble that of the Wilshire 5000, but, when the model suggests, the Fund’s sector weightings are varied slightly in an effort to provide enhanced returns.

U.S. Treasury Securities include Treasury bills, notes and bonds as well as TIPS and STRIPS. U.S. Treasury Securities are backed by the “full faith and credit” of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. ISI Inc. buys and sells U.S. Treasury Securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. In selecting investments, ISI Inc. considers both yield and a security’s potential for capital appreciation resulting from possible changes in interest rates. At certain times, the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (less than 5 years) and at other times it may be relatively long (over 10 years). If the market environment is defensive and rising interest rates and weak corporate earnings are expected, the Fund may invest primarily in securities with shorter-term maturities. Conversely, in an aggressive market environment of low inflation, declining interest rates and rising corporate profits, the Fund may invest primarily in securities with longer-term maturities.

Centre American Equity Fund

The Centre American Equity Fund seeks long-term growth of capital. The Fund is a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies. U.S. companies, for this purpose, will consist of those companies that: (i) are incorporated in the U.S.; and (ii) list their common stock on, and principally trade on, the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market. The 80% portion of the Fund’s portfolio will consist of investments in U.S. companies that are members of the S&P 500 Index or possess similar market capitalization (greater than $3.0 billion) and trading volume attributes. The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies with market capitalizations of less than $3.0 billion, preferred stock, exchange-traded funds (“ETFs”), and other securities noted below.

In selecting investments for the Centre American Equity Fund, Centre, the investment adviser to the Fund, utilizes a “bottom-up” fundamental stock selection process that Centre believes yields a more accurate picture of a company’s intrinsic value. Centre analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. Centre utilizes a disciplined, Economic Value Added (EVA)1 framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate financier looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward Centre’s target price.

In determining whether a particular company or security may be a suitable investment for the Centre American Equity Fund, Centre may focus on any number of different attributes that may include, without limitation: the company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders’ interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, Centre integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk.

The Centre American Equity Fund’s portfolio may consist of common stocks, preferred stocks, cash and certain derivative products and investment company securities. The Fund’s common stock investments may consist of exchange-listed equities from companies across various industry sectors and market capitalizations. The Fund may invest in preferred stocks when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company. The Fund will generally maintain a fully-invested posture. As such, cash will typically be held to a minimum. Further, while the Fund will generally hold less than 2% of its portfolio in cash, significant client inflows may temporarily increase cash positions. The Fund may also invest in real estate investment trust (“REIT”) securities of a diversified nature (both commercial and residential) if the issuers are members of the S&P 500 Index or possess similar market capitalization characteristics (greater than $3.0 billion) and trading volume attributes. REITs are collective investment vehicles which are designed to invest in real estate.

1 EVA® is a registered service mark of EVA Dimensions LLC. Economic Value Added (EVA) - An estimate of a firm’s economic profit - being the value created in excess of the required return of the company’s investors (being shareholders and debt holders). Quite simply, EVA is the profit earned by the firm less the cost of financing the firm’s capital. The idea is that value is created when the return on the firm’s economic capital employed is greater than the cost of that capital.

The Fund may also purchase or sell exchange-traded derivative products, such as exchange-traded futures and options (especially futures and options on the S&P 500 Index), for temporary cash management or investment transition purposes. For example, Centre may invest in S&P 500 Index futures to increase the Fund’s overall market exposure following cash inflows from new investments in the Fund. The Fund may also utilize exchange-traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio or overall capital protection. The notional value of the Fund’s aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of the Fund, after taking into account existing stock investments. To the extent that the Fund uses derivatives, it intends to segregate assets or otherwise cover such positions in accordance with applicable law and guidance of the staff of the SEC. The Fund will not use derivatives to obtain leverage for the Fund but, derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payments or liabilities that are larger than the initial margin or premiums required to establish such positions. The Fund may invest in other investment companies including closed-end funds and ETFs, although these investments will be limited to no more than 10% of the Fund’s net assets.

Centre may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reason to originally put the security in the Fund’s portfolio have changed. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate. A high portfolio turnover rate may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.

ISI Municipal Fund and Centre Tax Exempt Fund

While there are some differences in the description of the respective investment objectives of the ISI Municipal Fund (which seeks a high level of total return and high current income exempt from federal income tax) and the Centre Tax Exempt Fund (which seeks capital appreciation and current income exempt from federal income tax), each Fund invests, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. In addition, each Fund’s securities will usually be rated within the three highest rating categories by Moody’s or S&P, but may be unrated if they are determined to be of equivalent quality by the Fund’s investment adviser. Each Fund may also invest in taxable obligations that are consistent with the Fund’s investment objective. In contrast to the ISI Municipal Fund, the Centre Tax Exempt Fund’s principal investment strategies permit the Fund to, from time to time, focus its investments in a certain state, region or sector of the municipal market. In the event that the Centre Tax Exempt Fund focuses its investments in this manner, the Fund may be more sensitive to developments affecting the applicable state, region or sector.

ISI Municipal Fund

The investment objective of the ISI Municipal Fund is to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax. Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest rating categories by Moody’s or S&P, but may be unrated if they are determined to be of equivalent quality by ISI Inc., the ISI Municipal Fund’s investment adviser.

The ISI Municipal Fund’s investments in municipal securities may include general obligation bonds, revenue bonds, industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power, revenue bonds are backed by the revenues of a specific project, facility or tax and industrial revenue bonds are backed by the credit of a private user of a facility. Pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities.

ISI Inc. buys and sells securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments for the ISI Municipal Fund, ISI Inc. will consider both yield and a security’s potential for capital appreciation resulting from changes in interest rates. The Fund’s average maturity will depend upon ISI Inc.’s assessment of both the relative yields available on securities with different maturities and future changes in interest rates. ISI Inc. may take full advantage of the entire range of maturities offered by municipal securities. If the market environment is defensive and rising interest rates and weak corporate earnings are expected, the Fund may invest primarily in securities with shorter-term maturities (under 5 years). Conversely, in an aggressive market environment of low inflation, declining interest rates and rising corporate profits, the Fund may invest primarily in securities with longer-term maturities (20-30 years).

The Fund may invest in taxable obligations that are consistent with its objective of a high level of total return with relative stability of principal. To the extent the Fund invests in taxable obligations, a larger portion of its distributions will be taxable than would be the case if the Fund placed a greater emphasis on earning tax-free income. The Fund does not currently intend to acquire municipal securities that are subject to the alternative minimum tax, but it is permitted to invest up to 20% of its net assets in such securities.

Centre Tax Exempt Fund

The Centre Tax Exempt Fund seeks to maximize investors’ total return through capital appreciation and current income exempt from federal income tax. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest rating categories by Moody’s or S&P, but may be unrated if they are determined to be of equivalent quality by Centre, the Centre Tax Exempt Fund’s investment adviser.

The Centre Tax Exempt Fund’s investments in municipal securities may include general obligation bonds, revenue bonds, facility or tax and industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power. Revenue bonds are backed by the revenues of a specific project. Facility or tax and industrial revenue bonds are backed by the credit of a private user of a facility. Pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities. From time to time, the Centre Tax Exempt Fund’s investments may focus in a certain state, region or sector of the municipal market.

In selecting investments for the Centre Tax Exempt Fund, Centre considers yield and a security’s potential for capital appreciation resulting from changes in interest rates. Centre will utilize a fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. Centre’s investment approach seeks to manage and take advantage of short-term deviations from the general trend in rates. Centre will review the Fund’s portfolio on a monthly basis and adjust it, as appropriate, based on Centre’s interest rate outlook. Centre will also assess the relative yields available on securities with different maturities and future changes in interest rates. Centre may select municipal securities with varying maturities. If the market environment is defensive characterized by an expectation of rising interest rates, the Fund may invest primarily in securities with shorter-term maturities, cash or cash equivalents, as well as sell U.S. exchange traded futures contracts on bond indices or U.S. Treasury Notes and Bonds to shorten the duration of the portfolio. Conversely, in an aggressive market environment of low inflation, characterized by declining interest rates, the Fund may invest primarily in securities with longer-term maturities, as well as purchase U.S. exchange traded futures contracts on bond indices or U.S. Treasury Notes and Bonds to lengthen the duration of the portfolio.

The Centre Tax Exempt Fund may also invest in taxable obligations. To the extent that the Fund invests in taxable obligations, a larger portion of its distributions will be taxable than would be the case if the Fund focused more on earning tax-free income. The Fund does not currently intend to acquire securities that are subject to the alternative minimum tax, but it is permitted to invest up to 20% of its net assets in such securities.

2.	Investment Advisory Services

ISI Funds

International Strategy & Investment Inc., the investment adviser to each ISI Fund, is located at 666 Fifth Avenue, 11th Floor, New York, New York 10103. ISI Inc. is a registered investment adviser that was formed in January 1991. ISI Inc. is owned by Edward S. Hyman, R. Alan Medaugh and Nancy Lazar. R. Alan Medaugh is a Director of each ISI Fund and an officer of each ISI Fund and ISI Inc. As of October 31, 2014, ISI Inc. had approximately $629 million in assets under management of which $289 million was invested in the ISI Funds. Subject to the general oversight of the ISI Funds Board, with respect to each ISI Fund, ISI Inc. is responsible for, among other things, managing the ISI Fund’s affairs and supervising all aspects of the ISI Fund’s operations, including the investment and reinvestment of the ISI Fund’s assets.

As compensation for the investment advisory services provided to each ISI Fund, ISI Inc. receives monthly compensation based on each ISI Fund’s average daily net assets at the annual rate of, (i) with respect to the ISI Treasury Fund, 0.23%; (ii) with respect to the ISI North American Fund, 0.40%; (iii) with respect to the ISI Strategy Fund, 0.40%; and (iv) with respect to the ISI Municipal Fund, 0.40%. The fee for the ISI Treasury Fund is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million of the fund’s average daily net assets, 0.18% of the next $100 million of such assets, 0.16% of the next $100 million of such assets, 0.14% of the next $100 million of such assets, and 0.12% of such assets over $500 million. In addition, the ISI Treasury Fund pays ISI Inc. 1.50% of the fund’s gross interest income.

Each ISI Fund is responsible for expenses not otherwise assumed by ISI Inc., including: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the ISI Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the ISI Fund; brokers’ commissions, if any, chargeable to the ISI Fund in connection with portfolio securities transactions to which the ISI Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the ISI Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares; all costs and expenses in connection with the maintenance of registration of the ISI Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing copies of the ISI Fund’s prospectus and statement of additional information and supplements thereto to the shareholders; all expenses of shareholders’ and Board meetings and of preparing, printing and mailing copies of the ISI Fund’s proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the shares; fees and expenses of legal counsel (including counsel to the Independent Directors, if any) or independent accountants in connection with any matter relating to the ISI Fund; membership dues of industry associations; interest payable on ISI Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the ISI Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the ISI Fund’s operation unless otherwise explicitly assumed by ISI Inc., its affiliates or another service provider of the ISI Fund.

Under each investment advisory agreement between ISI Inc. and each ISI Fund, ISI Inc. is obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing all services provided for under the agreement, but ISI Inc. shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of ISI Inc. or its officers, directors or employees, or reckless disregard by ISI Inc. of its duties under the agreement.

Centre Funds

Centre Asset Management, LLC, the investment adviser to each Centre Fund, is located at 48 Wall Street, Suite 1100, New York, New York 10005. Centre is a registered investment adviser and began operating in 2006 on the principle that a merging of fundamental stock selection and quantitative portfolio construction provides the best opportunity for investor success in scalable, consistent portfolio management. In 2010, the firm entered into a strategic partnership with Sanlam International Investments (SII) resulting in Sanlam making an equity investment into the firm. SII is an investment management business, managing and advising on over US $8.2 billion of assets through a range of international funds and segregated accounts that span the asset class spectrum. Centre Asset Management, LLC manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. As of December 31, 2014, Centre had approximately $802 million in assets under management. Subject to the general oversight of the Board of Trustees of the Centre Trust (the “Board of Trustees” or the “Centre Trust Board”), Centre is responsible for, among other things, developing a continuing investment program for each Centre Fund in accordance with its investment objectives, and reviewing the investment strategies and policies of the Centre Fund. Centre also assists the officers of the Trust in conducting the business of the Trust.

As compensation for the investment advisory services provided to each Centre Fund, Centre receives monthly compensation based on each Centre Fund’s average daily net assets at the annual rate of, (i) with respect to the Centre Treasury Fund, 0.40%; (ii) with respect to the Centre American Equity Fund, 0.75% of the Fund’s average daily net assets for the first $1 billion and 0.70% of the Fund’s average daily net assets thereafter; and (iii) with respect to the Centre Tax Exempt Fund, 0.40%.

Each Centre Fund is responsible for expenses not otherwise assumed by Centre, including: interest and taxes; brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; fees and expenses of the Trustees who are not “interested persons” of the Centre Trust (as such term is defined in Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”); legal and audit expenses; all fees and expenses of any custodian, shareholder services agent, transfer agent and/or accounting services agent of the Centre Fund; fees and expenses related to the registration and qualification of the Centre Fund’s shares for distribution under state and federal securities laws; expenses of printing and mailing reports, notices and any proxy materials to shareholders; expenses incidental to holding a meeting of shareholders, including the expenses associated with proxy solicitations; the Centre Fund’s proportionate share of insurance premiums on fund property or personnel that inure to its benefit, including liability and fidelity bond insurance; the Centre Fund’s proportionate share of any association membership dues or educational program expenses determined appropriate by the Centre Trust Board; expenses of typesetting and printing, and mailing to existing shareholders, the Centre Fund’s prospectus; local market regulatory, exchange and compliance fees, duties and taxes; charges of independent pricing services; and except as otherwise provided herein, all other charges and costs of the operation of the Centre Fund and any of its extraordinary and non-recurring expenses.

Centre has entered into a written expense limitation agreement with each Centre Fund under which it has agreed to limit through January 31, 2016, and, with respect to the Centre Tax Exempt Fund, for an initial period of not less than two years from the date of the closing of the Reorganization and until the next following effective date of the post-effective amendment to the registration statement of the Centre Trust relating to the Centre Tax Exempt Fund incorporating the Centre Tax Exempt Fund’s financial statements for that fiscal year, the total operating expenses of the Centre Fund (generally including (but not limited to) investment advisory fees and, for some Centre Funds, distribution/service (Rule 12b-1) fees, but generally excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) and acquired fund fees and expenses) to an annual rate of: (i) with respect to Centre Treasury Fund, 0.85% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares; (ii) with respect to Centre American Equity Fund, 1.05% of the average daily net assets of the Investor Class shares and 0.95% of the average daily net assets of the Institutional Class shares; and (iii) with respect to Centre Tax Exempt Fund, 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares. Centre may recoup any waived or reimbursed amount pursuant to the expense limitation agreement with respect to a Centre Fund in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, provided that the reimbursement does not cause the Centre Fund to exceed the then-existing expense limitation for that class at the time the waiver or reimbursement was made.

Under the investment advisory agreement relating to each Centre Fund, in the absence of Centre’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties pursuant to the investment advisory agreement, Centre shall not be subject to liability to the Centre Fund or to any shareholder of the Centre

Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

3.	Distribution Services

Until February 9, 2015, International Strategy & Investment Group LLC (“ISI Group”), located at 666 Fifth Avenue, 11th Floor, New York, NY 10103, served as the principal underwriter of each ISI Fund. Effective February 9, 2015, ALPS Distributors, Inc. (“ADI”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor, or principal underwriter, of each ISI Fund under a distribution agreement between the ISI Fund and ADI, pursuant to which the ISI Funds will be sold on a continuous basis, and ADI will use its best efforts to solicit orders for the sale of such shares, although it is not obligated to sell any particular amount of shares. ADI currently serves as the distributor, or principal underwriter, of each Centre Fund’s shares. Shares of the Centre Funds are sold on a continuous basis, and ADI has agreed to use its best efforts to solicit orders for the sale of such shares, although it is not obligated to sell any particular amount of shares.

4.	Purchase and Redemption Procedures

The ISI Funds and the Centre Funds have similar purchase and redemption procedures. Purchases and sales (redemptions) of shares of both the ISI Funds and the Centre Funds are made at the net asset value per share next determined after receipt of the complete and accurate purchase or redemption order.

You may generally buy or redeem shares of an ISI Fund or a Centre Fund on any day that the NYSE is open for business (a “Business Day”). Shares may be purchased through authorized financial intermediaries (such as financial planners, advisers or broker-dealers). If an order is received by a Fund (or its agent or authorized financial intermediary) in proper form before the close of trading on the NYSE, the price you pay or receive will be based on that day’s net asset value. If your order is received after the close of the NYSE, the price you pay or receive will be based on the net asset value determined on the next Business Day.

The minimum amounts required to invest in, or add to, an account with the ISI Funds and the Centre Funds are indicated below. These amounts may be waived in the discretion of the funds, ISI Inc. or Centre, as applicable. In addition, with respect to Class I shares of the ISI North American Fund and the ISI Municipal Fund, in the discretion of either the applicable fund or ISI Inc., certain related accounts may be aggregated for the purposes of meeting the minimum initial investment requirement. Each Centre Fund intends to waive the applicable minimum investment requirements for ISI Fund shareholders who receive either Investor Class or Institutional Class shares of the Centre Fund through the Reorganization.

	ISI Treasury Fund Shares and ISI North American Fund – Class A and Class C Shares	Centre Treasury Fund – Investor Class Shares
	Investment Minimums	Investment Minimums

Regular (New Investor)	$ 5,000	$ 5,000
Additional Investment (Current Fund Shareholders)	$ 100	$ 1,000
Individual retirement account (“IRA”), qualified retirement plan or within a wrap-fee account	$ 1,000	$ 5,000

	ISI North American Fund – Class I Shares	Centre Treasury Fund – Institutional Class Shares
	Investment Minimums	Investment Minimums

Regular (New Investor)	$ 100,000	$ 1,000,000
Additional Investment (Current Fund Shareholders)	$ 100	$ 10,000

	ISI Strategy Fund Shares	Centre American Equity Fund – Investor Class Shares
	Investment Minimums	Investment Minimums

Regular (New Investor)	$ 5,000	$ 5,000
Additional Investment (Current Fund Shareholders)	$ 100	$ 1,000
Individual retirement account (IRA), qualified retirement plan or within a wrap-fee account	$ 1,000	$ 5,000

	ISI Municipal Fund – Class A Shares	Centre Tax Exempt Fund – Investor Class Shares
	Investment Minimums	Investment Minimums

Regular (New Investor)	$ 5,000	$ 5,000
Additional Investment (Current Fund Shareholders)	$ 100	$ 1,000
Individual retirement account (IRA), qualified retirement plan or within a wrap-fee account	$ 1,000	$ 5,000

	ISI Municipal Fund – Class I Shares	Centre Tax Exempt Fund – Institutional Class Shares
	Investment Minimums	Investment Minimums

Regular (New Investor)	$ 100,000	$ 1,000,000
Additional Investment (Current Fund Shareholders)	$ 100	$ 10,000

5.	Purchase and Redemption Fees and Expenses

Shares of the ISI Treasury Fund are subject to a front-end sales load of 3.00% and an annual distribution and shareholder servicing fee of up to 0.25% of that Fund’s average daily net assets. Investor Class shares of the Centre Treasury Fund, into which shares of the ISI Treasury Fund will be exchanged, are not subject to any front-end sales load, but are subject to an annual distribution and shareholder servicing fee of up to 0.25% of the Centre Treasury Fund’s average daily net assets attributable to that class.

Class A shares of the ISI North American Fund are subject to a front-end sales load of 3.00% and an annual distribution and shareholder servicing fee of up to 0.40% of the ISI North American Fund’s average daily net assets attributable to that class. Class C shares of the ISI North American Fund are not subject to any front-end sales load, but are subject to a deferred sales charge of 1.00% on any Class C shares sold within one year of purchase and an annual distribution and shareholder servicing fee of up to 1.00% of the ISI North American Fund’s average daily net assets attributable to that class. Investor Class shares of the Centre Treasury Fund, into which Class A and Class C shares of the ISI North American Fund will be exchanged, are not subject to any front-end sales load or deferred sales charge, but are subject to an annual distribution and shareholder servicing fee of up to 0.25% of the Centre Treasury Fund’s average daily net assets attributable to that class.

Class I shares of the ISI North American Fund are not subject to any front-end sales load, deferred sales charge or annual distribution and shareholder servicing fee. Institutional Class shares of the Centre Treasury Fund, into which Class I shares of the ISI North American Fund will be exchanged, are also not subject to any front-end sales load, deferred sales charge or annual distribution and shareholder servicing fee.

Shares of the ISI Strategy Fund are subject to a front-end sales load of 3.00% and an annual distribution and shareholder servicing fee of up to 0.25% of that fund’s average daily net assets. Investor Class shares of the

Centre American Equity Fund, into which shares of the ISI Strategy Fund will be exchanged, are not subject to any front-end sales load, but are subject to an annual distribution and shareholder servicing fee of up to 0.25% of the Centre American Equity Fund’s average daily net assets attributable to that class. Investor Class shares are also subject to a redemption fee of 2.00% on any shares redeemed or exchanged within 90 days of the purchase of such shares. The Centre American Equity Fund intends to waive such redemption fee for ISI Fund shareholders who acquire Investor Class shares of the Centre American Equity Fund through the Reorganization and redeem or exchange such shares within 90 days.

Class A shares of the ISI Municipal Fund are subject to a front-end sales load of 3.00% and an annual distribution and shareholder servicing fee of up to 0.25% of the ISI Municipal Fund’s average daily net assets attributable to that class. Investor Class shares of the Centre Tax Exempt Fund, into which Class A shares of the ISI Municipal Fund will be exchanged, are not subject to any front-end sales load or deferred sales charge, but are subject to an annual distribution and shareholder servicing fee of up to 0.25% of the Centre Tax Exempt Fund’s average daily net assets attributable to that class.

Class I shares of the ISI Municipal Fund are not subject to any front-end sales load, deferred sales charge or annual distribution and shareholder servicing fee. Institutional Class shares of the Centre Tax Exempt Fund, into which Class I shares of the ISI Municipal Fund will be exchanged, are also not subject to any front-end sales load, deferred sales charge or annual distribution and shareholder servicing fee.

6.	Exchange Procedures

Class A shares of each ISI Fund may be exchanged for Class A shares of any other ISI Fund.

Shareholders of a Centre Fund who have held all or part of their shares for at least seven days may generally exchange those shares for shares of another Centre Fund of the same class. Centre Fund shareholders may transfer between share classes provided that the minimum investment requirements applicable to the class into which the investor is transferring are met.

Any exchange is the redemption of shares from one fund followed by the purchase of shares in another fund. Accordingly, any gain or loss realized on the exchange is recognizable for federal income tax purposes, except with respect to a tax-deferred account.

E.	Federal Tax Consequences of the Proposed Reorganization

The ISI Funds and the Centre Funds will receive a legal opinion from counsel to the Centre Funds, Seward & Kissel LLP, to the effect that (a) the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganization by the Centre Funds, the ISI Funds or the ISI Funds’ shareholders; and (b) the aggregate tax basis of each Centre Fund’s shares received by the corresponding ISI Fund’s shareholders will be the same as the aggregate tax basis of their shares in the ISI Fund immediately prior to the Reorganization. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or the courts.

IV.            PRINCIPAL RISK FACTORS OF

          THE ISI FUNDS AND CENTRE FUNDS

The principal risks of investing in the ISI Funds and the Centre Funds are summarized below. While the principal risks of investing in each ISI Fund are similar to those of the corresponding Centre Fund, there may be some differences between them. For example, while interest rate risk is a disclosed principal risk of investing in both the ISI Treasury Fund and the Centre Treasury Fund, duration risk and credit and volatility risk are disclosed as additional principal investment risks of investing in the Centre Treasury Fund, and repurchase agreement risk is a disclosed as an additional principal investment risk of investing in the ISI Treasury Fund. While credit risk is a disclosed principal risk of investing in each of the ISI North American Fund and the Centre Treasury Fund, foreign securities risk and non-diversification risk are disclosed as additional principal risks of investing in the ISI North American Fund. Whereas risks relating to investing in equity securities are principal risks of both the ISI Strategy

Fund and the Centre American Equity Fund, small-cap and medium-cap company investment risk and U.S. Treasury security risk are disclosed as additional principal risks of investing in the ISI Strategy Fund. Whereas liquidity risk and focused investment risk are both disclosed principal risks of investing in the ISI Municipal Fund and the Centre Tax Exempt Fund, volatility risk and duration risk are also disclosed principal risks of investing in the Centre Tax Exempt Fund.

Fund shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Before investing in a fund, an investor should carefully consider his/her own investment goals, the amount of time available to leave money invested and the amount of risk he/she is willing to take. Investing in any of the ISI Funds or the Centre Funds may expose shareholders to certain risks that could cause shareholders to lose money.

Principal Risks of the ISI Funds. The following risks are principal risks of investing in each ISI Fund:

Interest Rate Risk. The value of an ISI Fund’s shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The yields of U.S. Treasury Securities may be lower than the yields available from other types of fixed-income investments.

Maturity Risk. Longer-term U.S. Treasury Securities and STRIPS generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, an ISI Fund may experience greater price fluctuations when it holds securities with longer maturities.

Management Risk. There can be no assurance that ISI Inc.’s analyses of economic and market conditions and trends, and/or its expectations of interest and currency exchange rate changes, as applicable, will be accurate, or that the portfolio strategies employed by ISI Inc. based on such analyses will be effective. There is no guarantee that an ISI Fund will achieve its investment objective(s).

In addition to these principal risks applicable to all of the ISI Funds, the following principal risks are applicable to each ISI Fund:

ISI Treasury Fund

Repurchase Agreement Risks. Repurchase agreements are subject to the risk of default or insolvency by the other party to the agreement, including possible delays or restrictions on the ISI Treasury Fund’s ability to dispose of the underlying securities.

ISI North American Fund

Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the ISI North American Fund’s investments in that issuer.

Derivatives Risk. Derivatives, such as futures contracts and options, can be highly volatile and involve special risks including correlation, counterparty, and operational risks. Derivatives can be complex instruments and if the value of a derivative does not correlate well with the particular market it is intended to provide exposure to, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments.

Foreign Securities Risk. Investing in foreign countries may involve different risks not present in U.S. investments that may increase the chance that the ISI North American Fund will lose money. Foreign securities markets may have limited regulatory oversight and greater price volatility, higher trading costs, difficulties in settlement, limits on foreign ownership and less stringent accounting, reporting and disclosure requirements. The price of foreign securities may be affected by news or events unique to a country or region, such as diplomatic, political or economic developments. Investments in foreign securities may be subject to foreign taxation. The principal risks for investments in Canada and Mexico are that the bonds and their interest payments are not denominated in U.S. dollars, which is the currency of the ISI North American Fund. The value of foreign currencies could be adversely affected by both economic changes and changes in the overall currency market.

Non-Diversification and Concentration Risk. The ISI North American Fund is non-diversified and may invest a greater percentage of its assets in the securities of a particular issuer. As a result, the performance of one or a small number of portfolio holdings can affect the ISI North American Fund’s overall performance more than if the fund were diversified. In addition, because the ISI North American Fund may concentrate its investments in U.S., Canadian or Mexican government securities, the ISI North American Fund may be more sensitive to adverse changes within a particular country than a fund that does not concentrate its investments.

ISI Strategy Fund

Stock Market Risk. The value of the common stocks held by the ISI Strategy Fund will fluctuate based upon overall economic conditions, interest rates, conditions within a particular industry, investor perceptions of the economy, the performance of the markets, and the performance of companies represented by the Wilshire 5000. Stock markets tend to move in cycles and may experience periods of turbulence and instability.

Small and Medium-Sized Company Risk. The prices of the securities of small and medium capitalization companies can fluctuate more significantly than the prices of the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. Small and medium sized companies may have the following risks: analysts and other investors typically follow these companies less actively and information about these companies is not always readily available; their securities may be traded in the over-the-counter markets or on a regional securities exchange, potentially making them more thinly traded and less liquid than securities of larger companies; changes in the value of small and medium sized company stocks may not mirror the fluctuations of the overall stock market; and they may have more limited product lines, markets and financial resources, which may make them more susceptible to economic or market setbacks.

Large-Sized Company Risk. The prices of securities of larger capitalization companies can fluctuate due to changes in market, economic and business conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion.

ISI Municipal Fund

Credit Risk. Credit risk is the risk that the issuer of a municipal security will not be able to make payments of interest and principal when due. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal or interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the ISI Municipal Fund’s investments in that issuer.

Liquidity Risk. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect the ISI Municipal Fund’s ability to sell these securities at or near their perceived value. Where there is little or no active trading market for specific types of securities, the value of such securities and the ISI Municipal Fund’s share price could decline.

Call Risk. Call risk is the risk that during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested in securities with lower interest rates.

Tax Risk. Adverse tax developments could change the way the ISI Municipal Fund’s income distributions may be treated for income tax purposes. While income distributions from the Fund will generally be exempt from federal income taxes, to the extent the ISI Municipal Fund invests in securities that do not pay interest that is exempt from federal income tax, distributions on these investments will generally be taxable to shareholders. Distributions may be subject to applicable foreign, state and local taxes.

Focused Investing Risk. The ISI Municipal Fund may focus its investments within a single state, region or sector of the municipal market. Because many municipal obligations are issued to finance similar projects, the ISI Municipal Fund’s investments may be focused within a particular sector of the municipal market, such as education, health care, transportation or utilities. Adverse conditions affecting a state, region or sector of the municipal market may cause the ISI Municipal Fund’s performance to be more sensitive to developments affecting that state, region or sector than a fund that does not focus its investments.

Principal Risks of the Centre Funds. The summary below describes the principal risks of investing in the Centre Funds, as applicable.

Centre Treasury Fund

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due, and that there could be a decline or perception of a decline in the credit quality of a security. The default of a single holding could have the potential to adversely affect the Centre Treasury Fund’s net asset value. Although the Centre Treasury Fund intends to invest only in high quality debt securities, primarily U.S. Treasury securities backed by the full faith and credit of the U.S. Treasury, it is possible that a security held by the Centre Treasury Fund could have its credit rating downgraded or could default.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates. Prices of certain debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect the prices of such securities, and, accordingly, the Centre Treasury Fund’s share price.

Duration Risk. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Accordingly, a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average duration. By way of example, the price of a bond portfolio with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Income Risk. Income risk is the risk that the income received by the Centre Treasury Fund may decrease as a result of falling interest rates.

Fixed-Income Securities Risk. Fixed-income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed-income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed-income securities are generally subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. As interest rates rise, the value of fixed-income securities typically declines. A period of economic conditions or monetary policy volatility leading to rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them. To the extent that the Centre Treasury Fund is invested in fixed-rate Treasury obligations, the return on, and value of, an investment may fluctuate.

TIPS-Related Risks. TIPS are issued with a fixed interest rate and a fixed maturity date, but their principal value will change, as the U.S. Treasury raises or lowers such value each month to keep pace with inflation. Consequently, the coupon payments made to investors will also vary. Although generally considered a low-risk investment because they are backed by the U.S. government and have a fixed interest rate, TIPS are long-duration assets, sensitive to changes in interest rates and, in the short term, can experience substantial fluctuations in price. In addition, TIPS could lose value during protracted periods of deflation.

Credit and Volatility Risk. A downgrade of the credit rating of the U.S. Government may adversely affect the value of securities held by the Fund and the value of the Fund’s shares. In August 2011, S&P downgraded the U.S. Government’s credit rating from AAA to AA+. Further downgrades of the U.S. Government’s credit rating by the credit rating agencies may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. These and other developments may negatively affect both the perception of credit risk associated with debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may negatively affect the value of the Fund’s portfolio securities and shares.

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and heightened volatility in the U.S. and non-U.S. financial markets. While entire markets have been impacted, issuers that have exposure to certain markets, including credit markets, have been particularly affected. These events and further market turbulence and continued volatility may increase the risks associated with an investment in the Fund. In addition, changes in economic, tax and regulatory policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of the Fund.

The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has maintained the federal funds rate at or near zero percent since the financial crisis began. When the federal funds rate is raised, there is a risk that interest rates will increase suddenly and significantly. Such changes may expose the fixed-income markets to heightened volatility and could result in reduced liquidity for certain of the Fund’s investments, thereby causing the value of such investments, and the Fund’s share price, to decline. In addition, the Federal Reserve recently ended its quantitative easing bond-buying program, which was in place from 2008 through 2014. The effect of this development, and any other changes in monetary policy, on bond yields and interest rates, and on fixed-income securities generally, are not yet known.

Management Risk. Management risk involves the risk that the Centre Treasury Fund’s portfolio manager will not be successful in achieving the Centre Treasury Fund’s investment objective. The ability of the Centre Treasury Fund to meet its investment objective is directly related to the portfolio manager’s implementation of the investment strategies for the Centre Treasury Fund. If Centre’s investment approach in managing the Fund does not produce the expected results, your investment could be diminished or even lost. Additionally, Centre may be limited by legislative, regulatory, or tax developments in connection with its management of the Centre Treasury Fund. Furthermore, because the Centre Treasury Fund seeks returns relating to changes in interest rates over time, the Centre Treasury Fund’s performance may be more adversely affected than that of other funds if Centre’s interest rate forecasts are incorrect.

Centre American Equity Fund

Common Stock Risk. The value of common stocks held by the Centre American Equity Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Centre American Equity Fund may also decrease.

Market Risk. Market risk refers to the possibility that the value of securities held by the Centre American Equity Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies (including those in the Centre American Equity Fund’s portfolio) may decline regardless of their long-term prospects. The Centre American Equity Fund’s performance per share will change daily in response to such factors.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Centre American Equity Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Centre American Equity Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Centre American Equity Fund may more heavily invest will vary.

Portfolio Turnover Risk. Centre will sell portfolio securities when it believes that it is in the interests of the Centre American Equity Fund and its shareholders to do so. Tax consequences are considered; however, the decision to sell a security is first and foremost an investment-driven one. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Centre American Equity Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Investment Adviser Risk. Centre’s implementation of the Centre American Equity Fund’s strategy may fail to produce the intended results. Centre’s ability to choose suitable investments has a significant impact on the ability of the Centre American Equity Fund to achieve its investment objectives.

Political/Economic Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Centre American Equity Fund’s investments.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments. For example, the U.S. Government is in the process of adopting and implementing regulations governing derivatives, including regulations requiring clearing of certain derivatives and new margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. These and other regulatory developments, including future developments, may also impact the Fund’s ability to invest or remain invested in certain derivatives and other securities. Legislation or regulation may also change the way in which the Fund itself is regulated. Centre cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

General Uncertainty Concerning Future Regulatory Changes. Regulatory changes may be imposed on the financial markets that could significantly restrict or affect the Centre’s ability to access financial markets. Any such regulations may impair the liquidity of the investments made by the Centre American Equity Fund.

Centre Tax Exempt Fund

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due, and that there could be a decline or perception of a decline in the credit quality of a security. The default of a single holding could have the potential to adversely affect the Centre Tax Exempt Fund’s net asset value. It is possible that a security held by the Fund could have its credit rating downgraded or could default.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates. Prices of certain debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect the prices of such securities, and, accordingly, the Centre Tax Exempt Fund’s share price.

Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Centre Tax Exempt Fund may experience greater price fluctuations when it holds securities with longer maturities.

Income Risk. Income risk is the risk that the income received by the Centre Tax Exempt Fund may decrease as a result of falling interest rates.

Liquidity Risk. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect the Centre Tax Exempt Fund’s ability to sell these securities at or near their perceived value. Where there is little or no active trading market for specific types of securities, the value of such securities and the Centre Tax Exempt Fund’s share price could decline.

Call Risk. Call risk is the risk that during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Centre Tax Exempt Fund’s income if the proceeds are reinvested in securities with lower interest rates.

Tax Risk. Adverse tax developments could change the way the Centre Tax Exempt Fund’s income distributions may be treated for income tax purposes. While income distributions from the Centre Tax Exempt Fund will generally be exempt from federal income taxes, to the extent the Centre Tax Exempt Fund invests in securities that do not pay interest that is exempt from federal income tax, distributions on these investments will generally be taxable to shareholders. Distributions may be subject to applicable foreign, state and local taxes.

Focused Investing Risk. The Centre Tax Exempt Fund may focus its investments within a single state, region or sector of the municipal market. Because many municipal obligations are issued to finance similar projects, the Fund’s investments may be focused within a particular sector of the municipal market, such as education, health care, transportation or utilities. Adverse conditions affecting a state, region or sector of the municipal market may cause the Centre Tax Exempt Fund’s performance to be more sensitive to developments affecting that state, region or sector than a fund with investments that are not focused in the same manner.

Duration Risk. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Accordingly, a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average duration. By way of example, the price of a bond portfolio with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The Fund may use futures and options contracts for purposes of managing duration of the Fund’s portfolio. Using these instruments also involves risk.

Fixed-Income Securities Risk. Fixed-income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed-income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed-income securities are generally subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. A period of economic conditions or monetary policy volatility leading to rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them. As interest rates rise, the value of fixed-income securities typically declines.

Credit and Volatility Risk. A downgrade of the credit rating of the U.S. Government may adversely affect the value of securities held by the Fund and the value of the Fund’s shares. In August 2011, S&P downgraded the U.S. Government’s credit rating from AAA to AA+. Further downgrades of the U.S. Government’s credit rating by the credit rating agencies may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. These and other developments may negatively affect both the perception of credit risk associated with debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may negatively affect the value of the Fund’s portfolio securities and shares.

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and heightened volatility in the U.S. and non-U.S. financial markets. While entire markets have been impacted, issuers that have exposure to certain markets, including credit markets, have been particularly affected. These events and further market turbulence and continued volatility may increase the risks associated with an investment in the Fund. In addition, changes in economic, tax and regulatory policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of the Fund.

The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has maintained the federal funds rate at or near zero percent since the financial crisis began. When the federal funds rate is raised, there is a risk that interest rates will increase suddenly and significantly. Such changes may expose the fixed-income markets to heightened volatility and could result in reduced liquidity for certain of the Fund’s investments, thereby causing the value of such investments, and the Fund’s share price, to decline. In addition, the Federal Reserve recently ended its quantitative easing bond-buying program, which was in place from 2008 through 2014. The effect of this development, and any other changes in monetary policy, on bond yields and interest rates, and on fixed-income securities generally, are not yet known.

Management Risk. Management risk involves the risk that the Centre Tax Exempt Fund’s portfolio manager will not be successful in achieving the Centre Tax Exempt Fund’s investment objective. The ability of the Centre Tax Exempt Fund to meet its investment objective is directly related to the portfolio manager’s implementation of the investment strategies for the Centre Tax Exempt Fund. If Centre’s investment approach in managing the Centre Tax Exempt Fund does not produce the expected results, your investment could be diminished or even lost. The Centre Tax Exempt Fund is actively managed and could experience losses if the judgment of Centre about markets, interest rates or particular investments proves to be incorrect. There can be no guarantee that the investment decisions of Centre will produce the desired results.

New Fund Risk. The Centre Tax Exempt Fund is a newly organized and has a limited operating history. Although the Centre Tax Exempt Fund expects to be the successor to the ISI Municipal Fund through the Reorganization, Centre is not the investment adviser of the ISI Municipal Fund, and, as a result, may not be successful in implementing the Centre Tax Exempt Fund’s investment strategy.

V.          COMPARISON OF FEE TABLES AND EXAMPLES

A.	Fee Tables

For all of the funds, you will pay indirectly various expenses because each fund pays fees and expenses that reduce the return on your investment. The following tables describe the fees and expenses that you may pay if you buy and hold shares of the ISI Funds and the Centre Funds. The fees and expenses of each ISI Fund shown below are based on the fees and expenses incurred by those ISI Funds during their fiscal years ended October 31, 2014. The fees and expenses of the Centre Treasury Fund and the Centre American Equity Fund shown below, and the Pro Forma fees and expenses of those Funds shown below, are based on the fees and expenses incurred by those Centre Funds during their last fiscal year ended September 30, 2014. The fees and expenses of the Centre Tax Exempt Fund shown below, and the Pro Forma fees and expenses of that Fund shown below, are based on the estimated fees and expenses for that Centre Fund’s fiscal year ending September 30, 2015. The Reorganization will not cause a shareholder to directly pay any additional fees.

ISI Treasury Fund

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.23%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.53%

Total Annual Fund Operating Expenses	1.01%

ISI North American Fund

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)*	None	1.00%	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None	None

*	A sales charge is imposed if you sell Class C shares within one year of your purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.40%	1.00%	None
Other Expenses	0.56%	0.56%	0.57%

Total Annual Fund Operating Expenses	1.36%	1.96%	0.97%

Fee Waiver and/or Reimbursement	0.00%	- 0.11%	0.00%

Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	1.36%	1.85%	0.97%

Centre Treasury Fund and ISI Treasury Fund

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Investor Class Pro Forma	Institutional Class	Institutional Class Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Investor Class Pro Forma	Institutional Class	Institutional Class Pro Forma
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses	1.44%	0.39%**	1.46%	0.39%**

Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%	0.07%

Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements)	2.16%	1.11%	1.93%	0.86%

Fee Waiver and/or Reimbursement*	-1.24%	-0.19%	-1.26%	-0.19%

Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	0.92%	0.92%	0.67%	0.67%

* Centre has entered into a written expense limitation agreement under which it has agreed to limit through at least January 31, 2016 the total operating expenses of each class of shares of the fund, including (but not limited to) investment advisory fees of Centre and distribution/service (Rule 12b-1) fees, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the fund’s business), and acquired fund fees and expenses), to an annual rate of 0.85% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares. To the extent the fund incurs any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Centre Trust Board, on behalf of the Centre Treasury Fund, upon 60 days’ written notice to Centre, and will automatically terminate if the investment advisory agreement between Centre and the Centre Trust, on behalf of the Centre Treasury Fund, is terminated. Centre may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs. The Adviser has agreed that the reimbursement will not cause the Fund to exceed the then-existing expense limitation for that class at the time the waiver or reimbursement was made.

** “Other Expenses” reflect the pro forma impact of the Reorganization.

Centre Treasury Fund and ISI North American Fund

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Investor Class Pro Forma	Institutional Class	Institutional Class Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Investor Class Pro Forma	Institutional Class	Institutional Class Pro Forma
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses	1.44%	0.32%**	1.46%	0.32%**

Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%	0.07%

Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements)	2.16%	1.04%	1.93%	0.79%

Fee Waiver and/or Reimbursement*	-1.24%	-0.12%	-1.26%	-0.12%

Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	0.92%	0.92%	0.67%	0.67%

* Centre has entered into a written expense limitation agreement under which it has agreed to limit through at least January 31, 2016 the total operating expenses of each class of shares of the fund, including (but not limited to) investment advisory fees of Centre and distribution/service (Rule 12b-1) fees, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the fund’s business), and acquired fund fees and expenses), to an annual rate of 0.85% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares. To the extent the fund incurs any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Centre Trust Board, on behalf of the Centre Treasury Fund, upon 60 days’ written notice to Centre, and will automatically terminate if the investment advisory agreement between Centre and the Centre Trust, on behalf of the Centre Treasury Fund, is terminated. Centre may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs. The Adviser has agreed that the reimbursement will not cause the Fund to exceed the then-existing expense limitation for that class at the time the waiver or reimbursement was made.

** “Other Expenses” reflect the pro forma impact of the Reorganization.

Centre Treasury Fund, ISI Treasury Fund and ISI North American Fund

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Investor Class Pro Forma	Institutional Class	Institutional Class Pro Forma

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Investor Class Pro Forma	Institutional Class	Institutional Class Pro Forma
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses	1.44%	0.25%**	1.46%	0.25%**

Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%	0.07%

Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements)	2.16%	0.97%	1.93%	0.72%

Fee Waiver and/or Reimbursement*	-1.24%	-0.05%	-1.26%	-0.05%

Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	0.92%	0.92%	0.67%	0.67%

* Centre has entered into a written expense limitation agreement under which it has agreed to limit through at least January 31, 2016 the total operating expenses of each class of shares of the fund, including (but not limited to) investment advisory fees of Centre and distribution/service (Rule 12b-1) fees, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the fund’s business), and acquired fund fees and expenses), to an annual rate of 0.85% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares. To the extent the fund incurs any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Centre Trust Board, on behalf of the Centre Treasury Fund, upon 60 days’ written notice to Centre, and will automatically terminate if the investment advisory agreement between Centre and the Centre Trust, on behalf of the Centre Treasury Fund, is terminated. Centre may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs. The Adviser has agreed that the reimbursement will not cause the Fund to exceed the then-existing expense limitation for that class at the time the waiver or reimbursement was made.

** “Other Expenses” reflect the pro forma impact of the Reorganization.

ISI Strategy Fund

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.56%

Total Annual Fund Operating Expenses	1.21%

Centre American Equity Fund

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Investor Class Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Investor Class Pro Forma
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.43%	0.25%**

Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements)	1.43%	1.25%

Fee Waiver and/or Reimbursement*	-0.38%	-0.20%

Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	1.05%	1.05%

* Centre has entered into a written expense limitation agreement under which it has agreed to limit through January 31, 2016 the total operating expenses of the fund (including (but not limited to) investment advisory fees of Centre and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage and extraordinary expenses) incurred by the fund in the fiscal year, to an annual rate of 1.05% of the average daily net assets of the Investor Class shares. To the extent the fund incurs any interest, taxes, litigation, brokerage or extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. The expense limitation agreement may be terminated by Centre or the Centre Trust, with respect to the fund, at any time and without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party. Centre may request repayment by the fund of any expense waived or reimbursed by Centre pursuant to the agreement in the first, second and third fiscal years following the fiscal year in which the reimbursement or waiver occurs, provided that the total annual fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made (or any lower expense limitation or limitations to which the parties may otherwise agree).

** “Other Expenses” reflect the pro forma impact of the Reorganization.

ISI Municipal Fund

Shareholder Fees (fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None		None
Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.51%	0.52%

Total Annual Fund Operating Expenses	1.16%	0.92%

Centre Tax Exempt Fund

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Investor Class Pro Forma	Institutional Class	Institutional Class Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Investor Class Pro Forma	Institutional Class	Institutional Class Pro Forma
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses*	0.27%	0.27%	0.27%	0.27%

Total Annual Fund Operating Expenses**	0.92%	0.92%	0.67%	0.67%

* “Other Expenses” are estimated for the Centre Tax Exempt Fund’s fiscal year ending September 30, 2015, as the Centre Tax Exempt Fund has not yet commenced investment operations.

** Centre has entered into a written expense limitation agreement under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Centre Tax Exempt Fund, for an initial period of not less than two years from the date of the closing of the Reorganization and until the next following effective date of the post-effective amendment to the registration statement of the Trust relating to the Centre Tax Exempt Fund incorporating the fund’s financial statements for that fiscal year, to the extent necessary to limit the current operating expenses of each class of shares of the fund, including (but not limited to) investment advisory fees and distribution/service (Rule 12b-1) fees, but excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Centre Trust Board, on behalf of the Centre Tax Exempt Fund, upon 60 days’ written notice to Centre, and may not be terminated by Centre without the consent of the Centre Trust Board. The expense limitation agreement will automatically terminate if the investment advisory agreement between Centre and the Centre Trust, on behalf of the Centre Tax Exempt Fund, is terminated. Centre may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, provided that the reimbursement does not cause the Centre Tax Exempt Fund to exceed the then-existing expense limitation for that class at the time that the waiver or reimbursement was made.

B.	Example

The example set forth below is intended to help you compare the cost of investing in the ISI Funds and the Centre Funds with other mutual funds.

The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the tables above (using net annual fund operating expenses for the first year, to reflect expense reimbursement obligations, and gross annual fund operating expenses for all other years) and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ISI Treasury Fund

	One Year	Three Years	Five Years	Ten Years
ISI Treasury Fund Shares	$400	$612	$841	$1,498

ISI North American Fund

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$434	$718	$1,022	$1,884
Class C Shares	$288	$604	$1,046	$2,273
Class I Shares	$99	$309	$536	$1,189

Centre Treasury Fund and ISI Treasury Fund

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$ 94	$ 556	$ 1,045	$ 2,392
Investor Class Shares Pro Forma	$ 94	$ 334	$ 593	$ 1,333
Institutional Class	$ 68	$ 484	$ 924	$ 2,149
Institutional Class Pro Forma	$ 68	$ 255	$ 458	$ 1,042

Centre Treasury Fund and ISI North American Fund

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$ 94	$ 556	$ 1,045	$ 2,392
Investor Class Shares Pro Forma	$ 94	$ 319	$ 562	$ 1,259
Institutional Class	$ 68	$ 484	$ 924	$ 2,149
Institutional Class Pro Forma	$ 68	$ 240	$ 427	$ 996

Centre Treasury Fund, ISI Treasury Fund and ISI North American Fund

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$ 94	$ 556	$ 1,045	$ 2,392
Investor Class Shares Pro Forma	$ 94	$ 304	$ 531	$ 1,184
Institutional Class	$ 68	$ 484	$ 924	$ 2,149
Institutional Class Pro Forma	$ 68	$ 225	$ 396	$ 889

ISI Strategy Fund

	One Year	Three Years	Five Years	Ten Years
ISI Strategy Fund Shares	$420	$672	$945	$1,720

Centre American Equity Fund

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$ 107	$ 415	$ 745	$ 1,678
Investor Class Shares Pro Forma	$ 107	$ 377	$ 667	$ 1,492

ISI Municipal Fund

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$415	$657	$919	$1,665
Class I Shares	$94	$293	$509	$1,130

Centre Tax Exempt Fund

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$ 94	$ 293	$ 509	$ 1,130
Investor Class Shares Pro Forma	$ 94	$ 293	$ 509	$ 1,130
Institutional Class	$ 68	$ 214	$ 373	$ 834
Institutional Class Pro Forma	$ 68	$ 214	$ 373	$ 834

VI.         EXISTING AND PRO FORMA CAPITALIZATION OF THE FUNDS

The following tables set forth the unaudited capitalization of each ISI Fund and the corresponding Centre Fund as of September 30, 2014. The following tables also set forth the unaudited combined capitalization of each Centre Fund, on a pro forma basis, as of that date after giving effect to the Reorganization. The capitalization of the Centre Funds will likely be different at the time that the Reorganization is consummated. The pro forma number of shares outstanding of each Centre Fund, giving effect to the Reorganization as of September 30, 2014, was calculated by adding the number of shares outstanding of the Centre Fund and the number of shares to be issued to shareholders of the corresponding ISI Fund. The number of shares to be issued to the shareholders of such ISI Fund was calculated by dividing the total net assets of the ISI Fund by the net asset value per share of the Centre Fund.

ISI Treasury Fund and Centre Treasury Fund

(unaudited)	ISI Treasury Fund - Shares	Centre Treasury Fund - Investor Class Shares	Pro Forma Adjustments - Investor Class Shares	Pro Forma Combined – Investor Class Shares
Total Net Assets	$54,025,902	$5,037	$54,298,902	$54,030,939
Shares Outstanding	5,622,764	500	5,365,035	5,365,535
Net Asset Value per Share	$9.61	$10.07	-	$10.07

ISI North American Fund and Centre Treasury Fund

(un- audited)	ISI North American Fund - Class A Shares	ISI North American Fund - Class C Shares	ISI North American Fund – Class I Shares	Centre Treasury Fund - Investor Class Shares	Centre Treasury Fund – Institutional Class Shares	Pro Forma Adjustments - Investor Class Shares	Pro Forma Adjustments- Institutional Class Shares	Pro Forma Combined - Investor Class Shares	Pro Forma Combined - Institutional Class Shares
Total Net Assets	$64,878,835	$12,325,503	$4,432,805	$5,037	$14,514,129	$77,204,338	$4,432,805	$77,209,375	$18,946,934
Shares Outstanding	8,881,112	1,705,543	612,260	500	1,438,198	7,666,767	439,595	7,667,267	1,877,793
Net Asset Value per Share	$7.31	$7.23	$7.24	$10.07	$10.09	-	-	$10.07	$10.09

ISI Strategy Fund and Centre American Equity Fund

(unaudited)	ISI Strategy Fund - Shares	Centre American Equity Fund - Investor Class Shares	ProForma Adjustments - Investor Class Shares	Pro Forma Combined – Investor Class Shares
Total Net Assets	$92,070,428	$116,044,764	$92,070,428	$208,115,192
Shares Outstanding	5,481,608	9,609,264	7,618,815	17,228,079
Net Asset Value per Share	$16.80	$12.08	-	$12.08

ISI Municipal Fund and Centre Tax Exempt Fund

(unaudited)	ISI Municipal Fund - Class A Shares	ISI Municipal Fund – Class I Shares	Centre Tax Exempt Fund - Investor Class Shares	Centre Tax Exempt Fund – Institutional Class Shares	Pro Forma Adjustments Investor Class Shares	Pro Forma Adjust- ments Institutional Class Shares	Pro Forma Combined - Investor Class Shares	Pro Forma Combined – Institutional Class Shares
Total Net Assets	$62,571,638	$7,957,978	-	-	-	-	$62,571,638	$7,957,978
Shares Outstanding	5,853,107	748,519	-	-	-	-	5,853,107	748,519
Net Asset Value per Share	$10.69	$10.63	-	-	-	-	$10.69	$10.63

VII.        THE PROPOSED PLAN AND REORGANIZATION

The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Plan, a form of which is attached to this Proxy Statement/Prospectus as Appendix A, and in the documents incorporated by reference into this Proxy Statement/Prospectus.

Pursuant to the Plan, each of the Centre Funds will acquire all of the assets, and assume the stated liabilities, of the corresponding ISI Fund in exchange for full and fractional shares of beneficial interest of the applicable class of the corresponding Centre Fund. The value of each ISI Fund’s assets shall be the value of those assets computed as of the time at which net asset value is calculated pursuant to the Centre Funds’ valuation policies and procedures on the business day immediately preceding the Closing Date (the “Valuation Date”). The net asset value of each share of the Centre Funds’ shares will be the net asset value per share computed on the Valuation Date, calculated in accordance with the Centre Funds’ valuation policies and procedures.

No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Since the shares of each Centre Fund will be issued at net asset value in exchange for the net assets of the corresponding ISI Fund having a value equal to the aggregate net asset value of such shares as of the Valuation Date, the net asset value per share of each ISI Fund should remain virtually unchanged solely as a result of the Reorganization. Accordingly, the Reorganization should not result in dilution of the net asset value of any of the ISI Funds or Centre Funds immediately following consummation of the Reorganization. Although a shareholder of an ISI Fund will receive a different number of shares of the Centre Fund compared to what the shareholder originally held in the ISI Fund, the total dollar value of shares held will remain the same.

The Plan must be approved by the affirmative vote of a majority of the total votes cast in person or by proxy. Approval of the proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan, requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.

If (i) ISI Fund shareholders approve the Reorganization with respect to their ISI Fund(s) at the Special Meeting, (ii) all required regulatory approvals, if any, are obtained, and (iii) certain conditions are either met or waived, it is expected that the Reorganization will take place on or about March 17, 2015, or such other date as is agreed to by the parties. If an ISI Fund’s shareholders do not approve the Reorganization, that ISI Fund will continue to operate and the Directors of that ISI Fund may take any further action it deems to be in the best interest of the ISI Fund and its shareholders, subject to approval by such ISI Fund’s shareholders if required by applicable law.

A.	Terms of the Plan

The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix A.

Valuation. The assets of each ISI Fund will be valued as of the time at which the net asset value is calculated pursuant to the valuation procedures set forth in the corresponding Centre Fund’s then current Prospectus and Statement of Additional Information on the Valuation Date, or at such time on such earlier or later date as may be mutually agreed upon in writing by the parties.

Except for the reorganization of the ISI Municipal Fund into the Centre Tax Exempt Fund, the net asset value of each share of each Centre Fund will be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the Centre Fund’s then-current prospectus and statement of additional information. For the reorganization of the ISI Municipal Fund into the Centre Tax Exempt Fund, the net asset value per share of each class of the Centre Tax Exempt Fund shall be the net asset value per share of the corresponding class of the ISI Municipal Fund computed on the Valuation Date, using the valuation procedures set forth in the Centre Tax Exempt Fund’s then-current prospectus and statement of additional information.

Issuance and Distribution of Centre Fund Shares. Immediately following the Closing (as defined in the Plan), each ISI Fund will distribute to its investors of each class of shares of the ISI Fund shares of the class of the corresponding Centre Fund. That distribution will be accomplished by an instruction from an officer of the Centre Trust to transfer each Centre Fund’s shares credited to the corresponding ISI Fund’s account on the books of such Centre Fund to open accounts on the books of the Centre Fund in the names of record of the ISI Fund’s investors and representing the full and fractional number of shares of the Centre Fund due each investor of the ISI Fund. All issued and outstanding shares of each class of the ISI Funds will be cancelled, and any outstanding share certificates representing interests in the ISI Funds will represent only the right to receive such number of the corresponding class of shares of the Centre Fund after the Closing. Following the transfer of ISI Fund assets by the ISI Funds to the Centre Funds and the assumption of the ISI Fund liabilities in exchange for shares of the Centre Funds as contemplated in the Plan, each ISI Fund will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the ISI Fund, promptly after the Closing and also will take all other steps as are necessary and proper to effect the termination or dissolution of the ISI Fund in accordance with the laws of the state of Maryland and other applicable requirements.

Expenses. ISI Inc. and Centre will pay all of the expenses related to the Reorganization. Such expenses include, as applicable, (i) fees and expenses of counsel and independent auditors of each Centre Fund and ISI Fund incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement on Form N-14 under the 1933 Act covering the shares of the Centre Funds to be issued in the Reorganization, and expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the ISI Funds; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the shares of the Centre Funds to be issued in connection with the Reorganization; (iv) all operating expenses related to the Reorganization; (v) any fees and expenses of the Centre Funds’ custodian and transfer agent incurred in connection with the Reorganization; and (vi) any special pricing fees associated with the valuation of Fund portfolios on the Valuation Date.

Amendments and Conditions. The Plan may be amended as mutually agreed upon by the parties, except that, following the Special Meeting, no such amendment may have the effect of changing the provisions for determining the number of shares of the Centre Funds to be delivered to the ISI Funds’ investors to the detriment of such ISI Funds investors, or otherwise materially and adversely affecting the ISI Funds, without approval by ISI Fund shareholders. The obligations of an ISI Fund and the corresponding Centre Fund pursuant to the Plan are subject to various conditions, including the requisite approval of the Reorganization by that ISI Fund’s shareholders. In addition, the obligations of each ISI Fund and each Centre Fund are subject to, among other conditions, the condition that all of the representations and warranties of the Centre Trust or ISI Fund, as applicable, are true and correct in all material respects and certain opinions of legal counsel have been received.

Termination. The Plan may be terminated and a reorganization may be abandoned at any time prior to the closing, (i) by an ISI Fund if any conditions precedent to the obligations of the ISI Fund have not been satisfied; (ii) by the Centre Trust, on behalf of the corresponding Centre Fund, if any conditions precedent to the obligations of the Centre Fund have not been satisfied; or (iii) as to any reorganization, by the mutual consent of the parties.

Indemnification. As to each reorganization, the Centre Trust, on behalf of each corresponding Centre Fund, has agreed to indemnify the ISI Fund, its officers, directors, employees and agents against all losses, claims, demands, liabilities and expenses arising out of or based on any material breach by the Centre Trust or the corresponding Centre Fund of any of their respective representations, warranties or agreements set forth in the Plan. Each ISI Fund has also agreed, as to each reorganization, to indemnify the Centre Trust and the corresponding Centre Fund, its officers, trustees, employees and agents against all losses, claims, demands, liabilities and expenses arising out of or based on any material breach by the ISI Fund of any of its representations, warranties or agreements set forth in the Plan.

B.	Description of Centre Fund Shares

Each Centre Fund share issued to shareholders of the corresponding ISI Fund in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The Centre Fund shares will be sold and redeemed based upon the net asset value of the Centre Fund next determined after receipt of the purchase or redemption request.

C.	Reasons for the Reorganization Considered by the Board

The Board of Directors of each ISI Fund, including a majority of the Independent Directors, has unanimously determined that the proposed Reorganization is in the best interests of the ISI Fund’s shareholders. The reasons that the Reorganization is proposed by ISI Inc. are described above under “Summary – Reasons for the Reorganization -- Board Deliberations.”

The Board of Directors of each ISI Fund, including a majority of the Independent Directors, has unanimously determined that the proposed Reorganization is in the best interests of the ISI Fund’s shareholders. The reasons for the Board’s determination are described above under “Summary – Reasons for the Reorganization -- Board Deliberations.”

In approving the proposed Reorganization, the Board recognized that ISI Inc. considered alternatives to reorganization options with other fund complexes as well as various other alternatives for the ISI Funds that were identified by ISI Inc. The action of the ISI Funds Board to recommend the proposed Reorganization included consideration of a number of factors in connection with this decision. Among the factors considered by the Board were: 1) The nature, extent and quality of the services proposed by Centre, 2) the terms and conditions of the Reorganization including the anticipated tax-free nature of the transaction for the ISI Funds and their shareholders, and 3) expenses relating to Reorganization. The Board considered that ISI Inc. and Centre are bearing all of the costs of the Reorganization, including proxy solicitation costs, and that none of the ISI Funds or Centre Funds will incur any of the costs of carrying out and completing the Reorganization. ISI Funds Board also considered the preservation of shareholder interest in that the interests of shareholders of the ISI Funds will not be diluted as a result of the Reorganization.

If the Plan is not approved by shareholders of an ISI Fund, then that ISI Fund will continue to operate and the Board of Directors may take any further action it deems to be in the best interest of the ISI Fund and its shareholders, subject to approval by the ISI Fund’s shareholders if required by applicable law.

Centre also recommended the proposed Reorganization to the Centre Trust Board, and, at its meeting on December 8, 2014, the Centre Trust Board approved the proposed Reorganization as being in the best interests of each Centre Fund. After consideration of the Centre’s recommendation, and various other factors, the Centre Trust Board concluded that each Centre Fund’s participation in the Reorganization would be in the best interests of the Centre Fund and its shareholders. In reaching this conclusion, the Centre Trust Board considered, among other things, the tax-free nature of the Reorganization to each Centre Fund and that, with respect to each Centre Fund: (a)

the Centre Fund will acquire additional securities consistent with its investment objective, strategies, policies and limitations; (b) the additional securities will create the opportunity for greater diversification within the Centre Fund’s portfolio; (c) having additional assets in the portfolio should create a larger, more viable fund with the potential for greater efficiencies and investment opportunities and other long-term benefits; (d) the expense ratio of the Centre Fund would not be adversely affected as a result of the Reorganization, and there should be potential for expense reductions from economies of scale; and (e) Centre and ISI Inc. will pay all expenses relating to the Reorganization, and neither the Centre Fund nor the ISI Fund will be responsible for any direct costs associated with the Reorganization, except for any costs or expenses incurred in connection with the disposition of portfolio securities and purchase of replacement securities, if any, undertaken to rationalize (or better align) each ISI Fund’s and Centre Fund’s portfolio. It is expected that any such rationalization will not result in material capital gains.

D.	Federal Income Tax Consequences

ISI Inc. believes that each ISI Fund has been treated as a regulated investment company under Part I of Subchapter M (“Subchapter M”) of Chapter 1 of Subtitle A of the Code since its inception. Accordingly, the Board of Directors believes that each ISI Fund has been, and expects each ISI Fund to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M, although there can be no guarantee that it will do so. Centre also believes that each Centre Fund has been treated as a regulated investment company under Subchapter M since its inception. Centre also believes that the Centre Fund will continue to be relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M (although there can be no guarantee that it will do so).

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the Closing, each Centre Fund and each ISI Fund will receive an opinion of counsel to the Centre Funds substantially to the effect that — based on certain assumptions and conditioned on the representations set forth in the Plan (and, if such counsel requests, in separate letters from the Centre Funds and the ISI Funds) being true and complete at the time of the Closing and the Reorganization being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) — the Reorganization will qualify as such a reorganization and that, accordingly, for federal income tax purposes, with respect to each Centre Fund and the corresponding ISI Fund:

(a) The Centre Fund’s acquisition of the assets of the ISI Fund in exchange solely for Centre Fund shares and the Centre Fund’s assumption of the ISI Fund’s liabilities, followed by the ISI Fund’s distribution of the Centre Fund shares to the ISI Fund’s shareholders actually or constructively in exchange for their ISI Fund shares, will constitute a “reorganization” (as defined in section 368(a) of the Code), and each of the ISI Fund and Centre Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

(b) Neither the ISI Fund nor the Centre Fund will recognize any gain or loss upon the transfer of the ISI Fund’s assets to the Centre Fund in exchange solely for Centre Fund shares and the Centre Fund’s assumption of the ISI Fund’s liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the ISI Fund’s shareholders in exchange for their ISI Fund shares;

(c) The Centre Fund’s tax basis in each asset of the ISI Fund will be the same as the ISI Fund’s tax basis therein immediately before the Reorganization, and the Centre Fund’s holding period for each asset of the ISI Fund will include the ISI Fund’s holding period therefor (except where the Centre Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(d) No ISI Fund shareholder will recognize any gain or loss on the exchange of all the shareholder’s ISI Fund shares solely for Centre Fund shares pursuant to the Reorganization;

(e) An ISI Fund shareholder’s aggregate tax basis in the Centre Fund shares such shareholder receives in the Reorganization will be the same as the aggregate tax basis in the ISI Fund shareholder’s ISI Fund shares such shareholder actually or constructively surrenders in exchange for those Centre Fund shares, and such shareholder’s holding period for those Centre Fund shares will include, in each instance, such shareholder’s holding period for those ISI Fund shares, provided the shareholder holds them as capital assets at the time the Reorganization is consummated; and

(f) The Centre Fund will succeed to and take into account the items of the ISI Fund (e.g., the capital loss carryovers of the ISI Fund), if any, described under Section 381 of the Code, but the use by the Centre Fund of any such items (e.g., capital loss carryovers) (and of capital loss carryovers of the Centre Fund) may be subject to limitation under Sections 381, 382 or 383 of the Code and the Treasury Regulations thereunder.

Notwithstanding the above, the opinion delivered by counsel to the Centre Funds may state that no opinion is expressed as to the effect of the Reorganization on an ISI Fund or an Centre Fund, or any ISI Fund shareholder, with respect to any ISI Fund asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Shareholders should note that the mark to market accounting method is an elective method that may have been adopted by the funds or the shareholders of the funds that is viewed as engaged in the business of trading securities, which requires that the taxpayer making the election report as gains or losses at the end of each year changes in the value of the securities held. If the Reorganization results in a year end for any fund or the shareholders, the affected taxpayer may be required to report gains and losses notwithstanding the generally tax deferred nature of the Reorganization.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated with respect to an ISI Fund but does not qualify as a tax-free reorganization under the Code, that ISI Fund would recognize gain or loss on the transfer of its assets to the corresponding Centre Fund and each shareholder of such ISI Fund would recognize a taxable gain or loss equal to the difference between the shareholder’s tax basis in the ISI Fund shares and the fair market value of the shares of the corresponding Centre Fund the shareholder receives in the Reorganization.

The Plan provides that, on or before the Closing Date (as defined in the Plan), each ISI Fund (except the ISI Municipal Fund) shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date (as defined in the Plan), which, together with all previous such dividends, will have the effect of distributing to such ISI Fund’s shareholders all of the ISI Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code, (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the ISI Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

If an ISI Fund has capital loss carryforwards, which will be netted against any capital gains, to the extent the ISI Fund will be in a net capital gain position (after netting with any capital loss carryforward) prior to the Reorganization, the ISI Fund intends to make distributions of the capital gains (as well as any other required distributions, such as income distributions) prior to the Reorganization being consummated. While based on a review of the current portfolio of each ISI Fund, Centre believes that the corresponding Centre Fund can acquire substantially all of the portfolio securities of the ISI Fund as of the Closing Date, it is possible, due to subsequent acquisitions of portfolio securities, investments from the portfolio of an ISI Fund may be disposed of that may not be acquired by the corresponding Centre Fund (whether due to the Centre Fund’s prospectus restrictions, investment strategies or policies, or applicable law). If, with respect to an ISI Fund, such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the ISI Fund, result in the ISI Fund having a net capital gain, it is the ISI Fund’s intention to distribute such net capital gains to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, such dispositions may result in increased taxable distributions to ISI Fund shareholders. Shareholders of each ISI Fund will be responsible for any taxes payable in connection with taxable distributions made, if any, by the ISI Fund prior to the Closing Date. For example, shareholders of an ISI Fund would be responsible for any income distributions made by the ISI Fund. In addition, because the shareholders of each ISI Fund will receive shares of the corresponding Centre Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Centre Fund’s assets when such gains are eventually realized (if applicable) and distributed by the Centre Fund, as well as any taxable gains realized by the Centre Fund but not distributed to its shareholders prior to the Reorganization.

E.	Comparison of Shareholder Rights and Board Structure

Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the ISI Funds versus the rights of shareholders of the Centre Funds.

Governing Law

Each ISI Fund is organized as a Maryland corporation. Under each ISI Fund’s Articles of Incorporation (the “ISI Funds Articles of Incorporation”), the ISI Fund may issue shares of its capital stock with a par value of $.001 per share. They are governed by the ISI Funds Articles of Incorporation, each ISI Fund’s By-Laws, and applicable Maryland law. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Except as otherwise required by law, the articles or the by-laws of a fund, the holders of record of at least a majority of the outstanding shares of common stock entitled to vote or act at a meeting shall constitute a quorum for the transaction of any business at a meeting. With respect to directors, Maryland law provides that a director who has met his or her statutory standard of conduct has no liability by reason of being or having been a director. The 1940 Act currently prohibits the articles, bylaws and other organizational documents of a registered investment company from containing a provision that protects or purports to protect any director or officer of the investment company against liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Each Centre Fund is a separate series of the Centre Trust. The Centre Trust is organized as a statutory trust under Delaware law, and, under the Declaration of Trust of the Centre Trust (the “Declaration of Trust”), the beneficial interest in the Centre Trust is to be divided into an unlimited number of shares, with a par value of $.001 per share. The operations of each of the Centre Funds are governed by the Declaration of Trust, the Centre Trust’s By-Laws, and applicable Delaware law. A Delaware statutory trust is not required to hold shareholder meetings or obtain shareholder approval for certain actions unless required by applicable law or the declaration of trust. Neither the Declaration nor the By-Laws of the Trust require the Trust to hold annual meetings. Under Delaware law, a Delaware statutory trust is permitted to limit or eliminate a trustee’s personal liability for breach of contract or breach of duties to the statutory trust or to a shareholder of the statutory trust in the declaration of trust, subject to certain exceptions. The 1940 Act currently prohibits the charter, bylaws and other organizational documents of a registered investment company from containing a provision that protects or purports to protect any director or officer of the investment company against liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Shareholder Liability

Under Maryland Corporate Law, shareholders of a corporation are not personally liable for the acts or obligations of the corporation. According to the ISI Funds Articles of Incorporation and ISI Funds By-Laws, the ISI Funds are required to indemnify their directors and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or directors, except against any liability to an ISI Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment advisor was unable to meet its obligations. The Centre Trust is required to indemnify its trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or trustees, except under certain limited circumstances relating to the culpability of such officers or trustees.

Board of Directors/Trustees

Each ISI Fund has a Board of Directors consisting of three Independent Directors and one Director who is considered an “interested person” of the ISI Fund, as that term is defined under the 1940 Act. The composition of each ISI Fund’s Board of Directors is the same. The Directors of each ISI Fund each hold office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the Director dies, resigns or is removed. In the case of any vacancy on the Board of Directors, the vacancy shall be filled by the affirmative vote of a majority of the remaining Directors, subject to certain restrictions under the 1940 Act. Each ISI Fund is a separate legal entity and the shareholders of each ISI Fund vote separately for Directors. Unless required under the 1940 Act, there will normally be no meeting of shareholders for the purposes of electing Directors. Under Maryland law, the failure to hold an annual meeting does not invalidate a corporation’s existence or affect any otherwise valid corporate act.

The Centre Funds, being series of the Centre Trust, a Delaware statutory trust, has a common Board of Trustees. The Centre Trust has four Trustees, three of whom are Independent Trustees and one of whom is an “interested person” of the Centre Trust, as that term is defined under the 1940 Act. The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the total combined net asset value of all shares of the Centre Trust issued and outstanding; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the total combined net asset value of all shares of the Centre Trust issued and outstanding. In case a vacancy on the Centre Trust Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Each Centre Fund is a series of the same legal entity, and the shareholders of all of the Centre Funds collectively vote for Trustees (and other matters affecting the Trust as a whole). Unless required under the 1940 Act, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Centre Trust does not expect to have an annual meeting of shareholders.

For more information, refer to each ISI Fund’s Statement of Additional Information dated March 1, 2014, the Statement of Additional Information of the Centre Treasury Fund and the Centre American Equity Fund dated January 28, 2015, and the Statement of Additional Information of the Centre Tax Exempt Fund dated February 5, 2015.

F.	Capitalization

Please refer to the section of this Proxy Statement/Prospectus entitled “Existing and Pro Forma Capitalization of the Funds” for information on the existing and pro forma capitalization of each ISI Fund and each Centre Fund.

VIII.         INFORMATION ABOUT THE ISI FUNDS AND THE CENTRE FUNDS

A.	Investment Objectives and Investment Strategies

Please refer to the discussion under “Summary -- Comparison of the ISI Funds and the Centre Funds” and to Appendix B to this Proxy Statement/Prospectus.

B.	Fees and Expenses

Please refer to the discussion under “Comparison of Fee Tables and Examples” in this Proxy Statement/Prospectus.

C.	Performance and Portfolio Turnover

ISI Funds

Information about each ISI Fund’s performance and portfolio turnover during its fiscal year ended October 31, 2014 is available in the ISI Fund’s annual report to shareholders for the ISI Fund’s fiscal year ended October 31, 2014. For a discussion of each ISI Fund’s performance during its fiscal year ended October 31, 2013 and of the portfolio turnover of the ISI Fund, see the Prospectus of the ISI Fund, dated March 1, 2014, as amended or supplemented.

Centre Funds

For a discussion of the performance and portfolio turnover of each of the Centre Treasury Fund and the Centre American Equity Fund during its most recent fiscal year ended September 30, 2014, see Appendix C to this Proxy Statement/Prospectus. The Centre Tax Exempt Fund is newly formed and has not yet commenced operations.

D.	Investment Adviser and Portfolio Managers

ISI Funds

For a discussion of each ISI Fund’s investment adviser and portfolio managers, please see the ISI Fund’s Prospectus dated March 1, 2014, as amended or supplemented.

Centre Funds

Centre Asset Management, LLC, the investment adviser to each Centre Fund, is located at 48 Wall Street, Suite 1100, New York, New York 1000. Centre is a registered investment adviser and began operating in 2006 on the principle that a merging of fundamental stock selection and quantitative portfolio construction provides the best opportunity for investor success in scalable, consistent portfolio management. In 2010, the firm entered into a strategic partnership with Sanlam International Investments (SII) resulting in Sanlam making an equity investment into the firm. SII is an investment management business, managing and advising on over US $8.2 billion of assets through a range of international funds and segregated accounts that span the asset class spectrum. Centre Asset Management, LLC manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. As of December 31, 2014, Centre had approximately $802 million in assets under management. Subject to the general oversight of the Centre Trust Board, Centre is responsible for, among other things, developing a continuing investment program for the Centre Funds in accordance with their respective investment objectives, reviewing the funds’ respective investment strategies and policies.

James A. Abate, Managing Director and Chief Investment Officer of Centre, serves as the portfolio manager of the Centre American Equity Fund and is primarily responsible for managing that Centre Fund’s portfolio.

James A. Abate, MBA, CPA, CFA, is a Trustee of the Trust and the portfolio manager of the American Equity Fund and another series of the Centre Trust, the Centre Multi-Asset Real Return Fund. He also serves as the Managing Director and Chief Investment Officer of Centre. Prior to Centre Asset Management, Mr. Abate was US Investment Director for GAM, responsible for the start-up and portfolio management of the firm’s in-house strategies focused on the large cap segment of the US equity market. Previously, Mr. Abate served as Managing Director and Portfolio Manager at Credit Suisse Asset Management responsible for approximately $5 billion in assets. Previously, he was a Manager in Price Waterhouse’s Valuation/Corporate Finance Group. Mr. Abate holds a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John’s University and formerly was a Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College. Mr. Abate is a contributing author to several John Wiley published books: Applied Equity Valuation, Focus on Value, Short Selling, and The Theory and Practice of Investment Management; his article writings have appeared in The Journal of Portfolio Management, Investment Week, FT Investment Adviser, The Wall Street Journal, Mergers &

Acquisitions and other various publications; and other writings (with Professor J. Grant, Ph.D.) on the EVA (Economic Value Added) approach to security analysis have been adopted by the CFA Institute candidate study programs. Mr. Abate is a former member of the Editorial Advisory Board of The Journal of Portfolio Management and served as a commissioned officer in the U.S. Army.

T. Kirkham Barneby, Investment Director, Fixed Income of Centre, serves as the portfolio manager of the Centre Treasury Fund and the Centre Tax Exempt Fund, which will be the successor to the ISI Municipal Fund through the Reorganization. Mr. Barneby is primarily responsible for managing such Centre Funds’ respective portfolios.

Mr. Barneby serves as Investment Director, Fixed Income of Centre. Prior to joining the Adviser in 2014, Mr. Barneby served as Senior Managing Director and Portfolio Manager at Hudson Canyon Investment Counselors, LLC, where he was responsible for managing private account clients in the Active Interest Rate Management strategy. Prior to that, Mr. Barneby held the title of Chief Strategist & Portfolio Manager, Taxable Fixed Income at American Independence Financial Services. Prior to AIFS, Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches. Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets. Mr. Barneby is a graduate of Southwest Missouri State College—now Missouri State University—with a Bachelor of Science Degree in Mathematics and Economics. Subsequently, he completed all course and exam requirements for a Doctorate in Economics at Oklahoma State University. He is a National Science, NDEA and Woodrow Wilson Fellow.

E.	Net Asset Value

ISI Funds

For a discussion of how the offering price of each ISI Fund’s shares is determined, please see the ISI Fund’s Prospectus dated March 1, 2014, as amended or supplemented.

Centre Funds

The net asset value (“NAV”) per share of each Centre Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The Centre Funds do not calculate NAV on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of a Centre Fund will not be calculated.

In computing a Centre Fund’s NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Centre Fund outstanding at the time of the valuation and the result is the NAV per share of the Centre Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of a Centre Fund are valued as follows: (i) securities that are listed on a securities exchange or are quoted by NASDAQ are valued at their last sales price on the principal exchange on which the security is traded at the time the valuation is made; (ii) securities that are listed on an exchange and which are not traded on a particular day are valued at the closing bid price; (iii) securities traded in the over-the-counter market and which are not quoted by NASDAQ are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities; (iv) securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Centre Trust Board. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Centre Trust Board. In valuing a Fund’s total assets, portfolio securities are generally valued at their market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Centre Trust Board.

F.         Shares – Minimum Investment Amounts; Purchase and Redemption Procedures; Exchange Privileges; and Frequent Trading

ISI Funds

For a discussion of each ISI Fund’s shares, including how the shares may be purchased and redeemed, please see the ISI Fund’s Prospectus dated March 1, 2014, as amended or supplemented.

Centre Funds

Share Classes and Account Minimum Investments

For each Centre Fund, the minimum initial investment is $5,000 for Investor Class shares and $1,000,000 for Institutional Class shares, and the minimum subsequent investment is $1,000 for Investor Class shares and $10,000 for Institutional Class shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by Centre. Each Centre Fund intends to waive the applicable minimum investment requirements for ISI Fund shareholders who receive either Investor Class or Institutional Class shares of the Centre Fund through the Reorganization.

Purchase Procedures

Purchase orders will be affected at the NAV per share of a Centre Fund next determined after receipt of the purchase request in Good Form. Purchase requests received by the Centre Fund’s transfer agent (the “Transfer Agent”) or an authorized financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Centre Fund determined on that day or (ii) after the close of the NYSE on any business day, will be effected at the NAV per share of the Centre Fund determined on the next business day. Purchase requests must be received in Good Form by the Transfer Agent or an authorized financial intermediary. A purchase order is considered to be in “Good Form” if the request includes: (i) the name and class of the fund in which an investor wishes to invest; (ii) the amount the investor wishes to invest; (iii) the name in which the investor’s account is to be registered (or, in the case of subsequent investments, the investor’s account number); (iv) the signature of each person in whose name such account is (or is to be) registered; and (v) payment in full of the purchase amount. Each Centre Fund reserves the right to reject, in its sole discretion, any purchase order for any reason. In addition, each Centre Fund reserves the right to cease offering its shares or a class thereof at any time and for any reason.

Purchases of Centre Fund shares may be made through certain financial intermediaries authorized to receive a purchase request in accordance with the standards described above. If shares are purchased through a financial intermediary, the financial intermediary may charge a fee and an investor may be subject to higher investment minimums.

An initial investment may be made by wire by calling 1-855-298-4236 to inform the Centre Fund that funds will be wired. An investor should ensure that the investor’s bank receives the Centre Fund account number as part of the wiring instructions. For more details on wiring instructions, please visit www.centrefunds.com or call 1-855-298-4236. Please note that most banks charge fees when sending wires.

The Centre Trust has established an Anti-Money Laundering Compliance Program (“AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the AML Program provides for, among other things, the development of internal practices, procedures and controls and designation of an anti-money laundering compliance officer. The Centre Trust’s chief compliance officer serves as its anti-money laundering compliance officer. In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on an Account Application as part of the AML Program. As requested on the Account

Application, investors must supply their full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted.

If a Centre Fund or any of its agents does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. Each Centre Fund reserves the right to reject any application for any reason and to close an account within 5 business days of a request for more information about an investor if clarifying information/documentation is not received.

A Centre Fund shareholder may add to the shareholder’s account by sending a check for an additional investment payable to the applicable Centre Fund to the Transfer Agent at: Centre Funds, P.O. Box 295, Denver, CO 80201. The shareholder should include a brief letter with the check that gives the name on the shareholder’s account and the shareholder’s account number. Checks should include the shareholder’s account number. Subsequent purchases may be made online. Before a shareholder may make a subsequent investment online, the shareholder must first establish online account access. In order to establish access, the shareholder will need to (i) obtain the shareholder’s Social Security Number and the Centre Fund account number, and (ii) visit www.centrefunds.com. After selecting “Account Login,” the shareholder will be able to create a new login ID and password.

Automatic investment plans may be established when opening an account. To do so, a shareholder must complete the automatic investment plan section of the account application. A shareholder may also establish an automatic investment plan by completing an Account Options Form or by visiting www.centrefunds.com.

Each Centre Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Each share class represents an ownership interest in the same investment portfolio as the other class of shares of the Centre Fund. Each class has its own expense structure. Investor Class shares are subject to a distribution plan that, pursuant to Rule 12b-1 under the 1940 Act, permits each Centre Fund to pay distribution and shareholder servicing fees of up to 0.25% per year to those intermediaries offering Investor Class shares and providing other services to Investor Class shareholders (the “12b-1 Plan”). Institutional Class shares are available without a Rule 12b-1 fee to those investors eligible to purchase such shares. Neither class is subject to a sales charge. In choosing a class of shares of a Centre Fund, an investor should consider the size of the investor’s investment and how long the investor plans to hold the shares. Investors should consult a financial consultant or other financial intermediary to help determine which share class is best suited to the investors’ respective personal financial goals. If an investor is qualified to purchase Institutional Class shares, the investor should purchase them rather than the Investor Class shares because the Investor Class shares have higher expenses than the Institutional Class shares. Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

Conversion Features

If the current market value of a shareholder’s Investor Class shares is at least $1,000,000, the shareholder may elect to convert such Investor Class shares to Institutional Class shares on the basis of relative NAVs. Upon such a conversion, the shareholder will be subject to the policies and procedures for Institutional Class shares. Converting from Investor Class shares to Institutional Class shares may not be available at certain financial intermediaries, or a financial intermediary may charge additional fees for this conversion. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, a shareholder may receive more or fewer Institutional Class shares than the number of Investor Class shares converted, even though the total dollar value will be the same. Holders of Investor Class shares may convert their Investor Class shares for Institutional Class shares of a Centre Fund provided that they: (i) hold their shares through an institution that has a valid Institutional Class sales agreement with the Centre Trust or the distributor of the Centre Funds’ shares or any of their respective affiliates authorizing such a conversion; and (ii) are eligible to invest in Institutional Class shares in accordance with the criteria discussed herein and set forth in the Centre Fund’s prospectus. A Centre Fund may accept or reject any conversion in its discretion. For federal income tax purposes, a same-fund conversion generally will not result in the recognition by the investor of a capital gain or loss. Investors are encouraged to consult their own tax or legal advisor to discuss their particular circumstances. Investor Class shareholders should contact their financial institution for information on the availability of Institutional Class shares, and should read and consider the Institutional Class shares information in the prospectus before requesting any such conversion.

Except as noted below, if an Institutional Class share account falls below the stated investment minimum of $1,000,000 as a result of selling shares, then each Centre Fund reserves the right to give the shareholder 30 days’ written notice to make additional investments so that the account balance is at least $1,000,000. If additional investments are not made, then the Centre Fund may convert the shareholder’s Institutional Class shares to Investor Class shares, at which time the account will be subject to the expenses, policies and procedures of Investor Class shares. Any such conversion will occur at the relative NAVs of the two share classes. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, the shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares that were converted, even though the total dollar value will be the same. For any shareholder of an ISI Fund who receives Institutional Class shares of the corresponding Centre Fund through the Reorganization, the Centre Fund intends to not convert such shareholder’s Institutional Class shares to Investor Class shares if the shareholder’s account is below the stated investment minimum of $1,000,000.

Redemption Procedures

Full and fractional shares of a Centre Fund may be redeemed for cash at the next determined NAV after receipt of a completed redemption request in Good Form. A redemption order is considered to be in “Good Form” if the request includes: (i) the name and class of the fund from which an investor wishes to redeem; (ii) the dollar amount or number of shares the investor wishes to redeem; (iii) the investor’s account number; (iv) the investor’s address; and (v) the signature of an authorized signer (and signature guarantee if applicable). The Transfer Agent may require that a shareholder provide additional documentation or information, such as corporate resolutions or powers of attorney, if applicable. If a shareholder is redeeming from a retirement account, the shareholder must complete the appropriate distribution form and provide employer authorization. Redemption requests received by the Transfer Agent or appropriate financial intermediary of a Centre Fund (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Centre Fund determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Centre Fund determined on the next business day.

To redeem shares by mail, a shareholder should give instructions that specify the name of the Centre Fund and number of shares or the dollar amount to be redeemed to: Centre Funds, P.O. Box 295, Denver, CO 80201. Such instructions must be signed by all registered owners exactly as the account is registered. If the value of the shares for which a redemption request is submitted is under $50,000, a shareholder may call the Transfer Agent to redeem his/her shares over the telephone or to acquire instructions on how to redeem such shares via facsimile. No Centre Fund will be liable for following telephone instructions reasonably believed to be genuine. During drastic economic and market changes, telephone redemption privileges may be difficult to implement. Before shares can be sold or redeemed online, online account access must first be established. In order to establish access, a shareholder will need to obtain the shareholder’s Social Security Number and Centre Fund account number, and then visit www.centrefunds.com. New login ID and passwords may be created by selecting “Account Login.”

Redemptions may also be made through certain financial intermediaries that are authorized by the Centre Funds to receive redemption requests in accordance with the standards described above. Authorized financial intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these authorized financial intermediaries may set times by which they must receive redemption requests. These authorized financial intermediaries may also require additional documentation from you. Financial intermediaries may charge fees for redeeming shares.

Signature guarantees may be required to help protect against fraud, to redeem corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. In addition, signature guarantees may also be required for redemptions of shares valued, in the aggregate, at $50,000 or more and for any redemption request in which redemption proceeds are to be mailed to an address other than the address of record. Acceptable signature guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization or institution that qualifies as an “eligible guarantor institution” (as defined by the SEC). Notary public signatures are not an acceptable replacement for a signature guarantee. In addition, signatures may be guaranteed by a medallion stamp of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the NYSE Medallion Signature Program. Please contact Shareholder Services at 1-855-298-4236 with any questions about obtaining a signature guarantee.

Payment for shares redeemed generally will be made within four (4) business days after receipt by the Transfer Agent of instructions and other required documents, all in Good Form. However, payment may be delayed under unusual circumstances or for any shares purchased by check for a reasonable time (not to exceed seven (7) days from purchase) necessary to determine that the purchase check will be honored. Although redemption proceeds will normally be paid as described above, under unusual circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the 1940 Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the NYSE is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Centre Fund or the fair determination of the value of the Centre Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

Small Accounts

Each Centre Fund reserves the right to redeem shares in any shareholder account with a fund share balance of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice. If the fund share balance is increased by the shareholder to at least $5,000 during the notice period, shares in the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions in Kind

Each Centre Fund reserves the right to satisfy any redemption request by making payment in securities held in the Centre Fund’s portfolio. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Centre Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

Buying or Selling Shares through a Financial Intermediary

Shares of a Centre Fund may be purchased through an authorized financial intermediary (such as a financial planner, adviser or a broker-dealer). To buy or sell shares at the NAV of any given day, the financial intermediary must receive the purchase or sell order before the close of trading on the NYSE that day. A Centre Fund will be deemed to have received an order that is in Good Form (as defined above) when the order is received by an authorized financial intermediary on a business day, and the order will be priced at the Centre Fund’s NAV per share next determined after such receipt. The financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Centre Fund on time. The financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries have agreements with the Centre Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send a shareholder’s payment to the Centre Fund by the time the Centre Fund prices its shares on the following business day. The Centre Funds are not responsible for ensuring that a financial intermediary carries out its obligations. Investors should look to the financial intermediary through whom they wish to invest for specific instructions on how to purchase or redeem shares of any of the Centre Funds.

Frequent Trading

Frequent purchases and redemptions (“Frequent Trading”) of a Centre Fund’s shares may present a number of risks to other shareholders of that Centre Fund. These risks may include, among other things, dilution in the value of shares of the Centre Fund held by long-term shareholders, interference with the efficient management by Centre of a Centre Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Centre Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Centre Fund could face losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of a Centre Fund.

The Centre Trust Board has adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Centre Funds. The Centre Trust, through the Transfer Agent, monitors shareholder trading activity to help ensure compliance with the Centre Trust’s policies. Each Centre Fund reserves the right to refuse any purchase order, and/or restrict or terminate purchase privileges if the Centre Fund determines that a shareholder has engaged in more than one round-trip transaction in any of the Centre Funds within a 30-day rolling period. Centre intends to apply this policy uniformly. However, a Centre Fund may be unable to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading, or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through omnibus accounts or accounts opened through third-party financial intermediaries, such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Centre Trust. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Centre Fund shares without the identity of the underlying shareholder being known to the Centre Trust. Accordingly, the ability of a Centre Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that a Centre Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if it is determined that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in a Centre Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Centre Trust that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Centre Trust may choose to accept further purchase and/or exchange orders from such investor account.

If a shareholder sells or exchanges shares of the Centre American Equity Fund after holding such shares for 90 days or less, a redemption fee of 2.00% may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Centre American Equity Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading. The Centre American Equity Fund intends to waive such redemption fee for ISI Fund shareholders who acquire Investor Class shares of the Centre American Equity Fund through the Reorganization and redeem or exchange such shares within 90 days.

Exchange Privileges

If a Centre Fund shareholder has held all or part of the shareholder’s shares in the Centre Fund for at least seven days, the shareholder may exchange those shares for shares of another Centre Fund of the same class. An existing shareholder of a Centre Fund may exchange into a new account copying the existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired described in the applicable Centre Fund’s prospectus. Transfers between classes of Centre Funds are permitted if the minimum investment requirements for the class into which a shareholder would like to transfer are met. Before effecting an exchange, shareholders should read the prospectus for the Centre Fund into which they are exchanging.

Any exchange of shares will be made on the basis of their respective NAVs at the time of the exchange. Before making any exchange, shareholders should review each applicable Centre Fund’s prospectus closely and consider the differences between the funds. Since an exchange is the redemption of shares from one fund followed by the purchase of shares in another fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless the shareholder’s account is tax deferred).

Exchanges will be effected at the NAV per share of the Centre Fund and of the other Centre Fund next determined after receipt of a request in Good Form. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Centre Fund and of the other Centre Fund determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Centre Fund and of the other Centre Fund determined on the next business day.

The Centre Trust reserves the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust’s policy on excessive trading with respect to Centre Fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Centre Funds.

G.	Taxes, Dividends and Distributions

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the respective Statement of Additional Information of each ISI Fund and each Centre Fund. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences of investment in the ISI Funds and the Centre Funds.

Dividends and Distributions

ISI Funds

For a discussion of each ISI Fund’s policy with respect to dividends and distributions, please see the ISI Fund’s prospectus dated March 1, 2014.

Centre Funds

The Centre Treasury Fund generally expects to pay distributions from net income, if any, on a monthly basis, and distribute capital gains one time during each calendar year, usually in December.

The Centre American Equity Fund typically distributes its net income and capital gains one time during each calendar year, usually in December.

The Centre Tax Exempt Fund’s policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net realized capital gains at least annually. While the Fund intends to distribute tax-exempt income, a portion of the Fund’s distributions may be subject to federal income tax.

For the convenience of investors, each Centre Fund will reinvest all income dividends and capital gains distributions in full and fractional shares of that Centre Fund, unless the shareholder has given prior written notice to the Transfer Agent that the payment should be made in cash. Although a Centre Fund, if applicable, will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Centre Fund, regardless of whether distributions are paid by the Centre Fund in cash or are reinvested in additional shares of such Centre Fund. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

Tax Information

ISI Funds

For a discussion of the tax consequences of an investment in each ISI Fund’s shares, please see the ISI Fund’s prospectus dated March 1, 2014, as amended or supplemented.

Centre Funds

With respect to each of the Centre Treasury Fund and the Centre American Equity Fund (each, a “Fund”), as with all mutual funds, the Fund may be required to withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding, currently set at 28%, is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Shareholders are encouraged to consult with their own tax advisers to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

With respect to the Centre Tax Exempt Fund (the “Fund”), the Fund expects to generate and pay to shareholders income that is exempt from federal income tax. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Income that is exempt from federal income tax may be subject to foreign, state and local income taxes. The Fund will inform shareholders annually regarding the federal income tax treatment of dividends and distributions. The Fund will distribute substantially all of its net investment income and net realized capital gains. Dividends and distributions may be subject to federal, state, local and foreign taxation, depending upon a shareholder’s tax situation, whether the shareholder receive them in cash, reinvest them in additional shares of the Fund, or invests them in shares of other series of the Centre Trust. Short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of Fund shares is generally a taxable event. For tax purposes, an exchange of shares of the Fund for shares of a different series of the Trust is generally a taxable event, but generally no gain or loss is recognized on an exchange of shares of one class of the Fund for shares of another class of the Fund.

Cost Basis Reporting

ISI Funds

For a discussion of each ISI Fund’s policy with respect to cost basis reporting, please see the ISI Fund’s Statement of Additional Information dated March 1, 2014, as amended or supplemented.

Centre Funds

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service (“IRS”) on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012. Each Centre Fund has chosen average cost basis as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. Shareholders may choose a method other than the Centre Fund’s standing method at the time of your purchase or upon the sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders are encouraged to consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

H.	Financial Highlights

ISI Funds

For the financial highlights for each ISI Fund, please see the ISI Fund’s prospectus dated March 1, 2014, as amended or supplemented. Financial highlights, and additional financial information about each ISI Fund, appears in the ISI Fund’s annual report to shareholders for the ISI Fund’s fiscal year ended October 31, 2014.

Centre Funds

The financial highlights for the Centre Funds will help you understand the Centre Funds’ financial performance since their inception. The financial highlights for the Centre Treasury Fund and the Centre American Equity Fund are attached to this Proxy Statement/Prospectus as Appendix D. The Centre Tax Exempt Fund is newly formed and has not yet commenced operations.

I.	Distribution Arrangements

ISI Funds

Until February 9, 2015, International Strategy & Investment Group LLC, 666 Fifth Avenue, 11th Floor, New York, NY 10103, served as the principal underwriter of each ISI Fund. Effective February 9, 2015, ADI, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the principal underwriter of each ISI Fund.

Centre Funds

ADI, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the distributor, or principal underwriter, for the shares of each Centre Fund. In this capacity, the distributor sells the Centre Funds’ shares on a continuous basis, and although not obligated to sell any particular amount of shares, the distributor has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares. Subsequent to the Reorganization, and pursuant to a Distribution Agreement with the Centre Trust, ADI will continue to act in its capacity as distributor for the Centre Funds.

J.	Other Service Providers

ALPS Fund Services, Inc. provides fund accounting and transfer agency services to both the ISI Funds and the Centre Funds. In addition, ALPS Fund Services, Inc. provides sub-administration and dividend disbursing agency services to the ISI Funds and provides administrative services to the Centre Funds. International Strategy & Investment, Inc. provides administration services to the ISI Funds. MUFG Union Bank, N.A. serves as custodian to the ISI Funds and the Centre Funds.

IX.         VOTING INFORMATION

Proxies are being solicited from each ISI Fund’s shareholders by the ISI Funds’ Board of Directors for the Special Meeting of Shareholders to be held at the offices of Kramer Levin Naftalis & Frankel, 1177 Avenue of the Americas, New York, New York 10036 on March 16, 2015 at 9:00 a.m. or at such later time made necessary by adjournment or postponement. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

For each ISI Fund, the ISI Funds Board has fixed the close of business on January 12, 2015 as the record date (“Record Date”) for the determination of shareholders of the ISI Fund entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. Appendix E to the Proxy Statement/Prospectus lists the total number of shares outstanding as of that date entitled to vote at the Special Meeting. It also identifies holders of more than five percent of shares of each ISI Fund, and contains information about the executive officers and Directors of the ISI Funds and their ownership of ISI Fund shares.

Shareholders of an ISI Fund who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (800) 283-2170 or through the Internet as provided in the Proxy Card.

Shareholders of record of an ISI Fund as of the Record Date will be entitled to one vote for each share held in such ISI Fund. Shareholders holding shares through a broker or nominee (who is the shareholder of record for those shares) should follow directions provided to the shareholder by the broker or nominee to submit voting instructions. Instructions to be followed by a shareholder of record to submit a proxy via telephone, including use of the Control Number on the shareholder’s Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone should not also return a Proxy Card.

A shareholder’s proxy will be valid indefinitely with respect to the Special Meeting or any adjournment or postponement thereto (and shall not expire after 11 months), unless the shareholder revokes the proxy. A shareholder of record of an ISI Fund may revoke that shareholder’s proxy at any time prior to exercise thereof by giving written notice to the Secretary of the ISI Fund at 666 Fifth Avenue, 11th Floor, New York, NY 10103, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone, as indicated above), or by personally attending and voting at the Special Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote).

With respect to each ISI Fund, abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business at the Special Meeting with respect to that ISI Fund. Under Maryland law, abstentions and broker non-votes will count as votes against the proposal to approve the Plan. If the proxy card is executed, but no instructions are given on it, the shares represented by the proxy will be treated as an affirmative vote “FOR” (in favor of) the proposal to approve the Plan with respect to the applicable ISI Fund. If any proposal, other than the proposal concerning the Plan (and, accordingly, Reorganization), properly comes before the Special Meeting with respect to an ISI Fund, the shares represented by proxies will be voted on all such proposals for that ISI Fund in the discretion of the person or persons voting the proxies. None of the ISI Funds has received notice of, and is not otherwise aware of, any other matter to be presented at the Special Meeting.

Shareholder approval of the Plan is being sought through the Proxy Statement/Prospectus, and the Reorganization will not occur with respect to an ISI Fund unless the shareholders of that ISI Fund approve the Plan. The By-Laws of each ISI Fund provide that a majority of shares entitled to vote, represented in person or by proxy, constitute a quorum at a meeting of shareholders. The Bylaws also provide that, if a quorum is present, the affirmative vote of a majority of the shareholders represented at the meeting and entitled to vote is necessary for approval, unless the vote of a greater number is required by law. As the ISI Funds Articles of Incorporation provide for a majority approval requirement, the affirmative vote of a majority of the total votes cast in person or by proxy is being sought to approve the Plan (and, therefore, the Reorganization).

Under the ISI Funds Articles of Incorporation and ISI Funds By-Laws of each ISI Fund, a majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of shareholders. At any meeting of shareholders where a quorum is present, notwithstanding the subsequent withdrawal of enough shareholders to leave less than a quorum, the shareholders may continue to transact business until adjournment if any action is approved by at least a majority of the shares required to form a quorum. The By-Laws also provide that, if a quorum of shareholders of the ISI Fund is not present at the Special Meeting, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy. Any business that might have been transacted at the Special Meeting with respect to the ISI Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting may be adjourned with respect to an ISI Fund from time to time by the vote of a majority of the shares voted in person or by proxy. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the ISI Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

The ISI Funds expect that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of the ISI Funds, ISI Inc. and Centre, who will not be paid (in addition to their normal salaries) for these services. AST Fund Solutions, LLC has been retained to assist with the solicitation and to tabulate shareholder votes. The total cost of the solicitation services, including cost of printing and mailing of proxy materials and other solicitation materials, is estimated to be $50,000, and will be borne by ISI Inc. and Centre.

X.          MISCELLANEOUS INFORMATION

A.	Legal Matters

The validity of the shares offered hereby (which will be issued in the Reorganization) will be passed upon for each Centre Fund by Seward & Kissel LLP.

B.	Experts

The financial statements of each ISI Fund dated as of October 31, 2014, which are incorporated by reference into the Proxy Statement/Prospectus and the Statement of Additional Information, have been included in reliance on the reports of BBD, LLP, the independent registered public accounting firm for each ISI Fund, given on its authority as an expert in auditing and accounting.

The financial statements of the Centre Funds dated as of September 30, 2014, which are incorporated by reference into the Proxy Statement/Prospectus and the Statement of Additional Information, have been included in reliance on the reports of KPMG, LLP, the independent registered public accounting firm for each Centre Fund, given on its authority as an expert in auditing and accounting.

By order of the Boards of Directors,

/s/ R. Alan Medaugh, President
Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc., ISI Strategy Fund, Inc. and Managed Municipal Fund, Inc.

February 10, 2015

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this          day of             , 2014, by and among Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc., ISI Strategy Fund, Inc. and Managed Municipal Fund, Inc. (each, an “Acquired Fund” and together the “Acquired Funds”), each of which is a Maryland corporation, Centre Funds (the “Acquiring Trust”), a Delaware statutory trust, on behalf of its series, Centre Active U.S. Treasury Fund, Centre American Select Equity Fund and Centre Active U.S. Tax Exempt Fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”), International Strategy & Investment Inc., the investment adviser to each Acquired Fund, and Centre Asset Management, LLC, the investment adviser to each Acquired Fund. Shareholders of the Acquired Funds are referred to herein as “Investors.” This Agreement shall be treated as if each Reorganization (as defined herein) between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of each Acquired Fund be transferred to the corresponding Acquiring Fund, and that the Acquiring Fund assume all liabilities, expenses, costs, charges and reserves of the corresponding Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (each a “Liability” and collectively the “Liabilities”), in exchange for full and fractional shares of beneficial interest of the applicable class of the corresponding Acquiring Fund (“Shares”), as set forth in this Agreement, and that these Shares be distributed immediately after the Closing (as defined herein) by each Acquired Fund to its Investors in liquidation of such Acquired Fund. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	PLAN OF REORGANIZATION

Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, each Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.1 (the “Assets”) to the corresponding Acquiring Fund, as set forth in Appendix A, and such Acquiring Fund shall assume the Liabilities of the Acquired Fund. The Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), issue and deliver to the Acquired Fund that number of full and fractional Shares of each class of the Acquiring Fund, rounded to the third decimal place or such other decimal place as the parties may agree in writing, determined by dividing the value of the Assets, net of Liabilities, attributable to a class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund, as set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the “Closing”). Immediately following the Closing, the Acquired Fund shall distribute the appropriate number of full and fractional Shares of each class of the Acquiring Fund to the Investors of the corresponding class of the Acquired Fund in liquidation of the Acquired Fund, as provided in paragraph 1.4 hereof. The Agreement and transactions contemplated hereunder for each Acquired Fund and its corresponding Acquiring Fund are hereinafter referred to as the “Reorganization.”

1.1      (a)       With respect to each Acquired Fund, the Assets of the Acquired Fund shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by such Acquired Fund, and any prepaid expenses shown as an asset on such Acquired Fund’s books on the Closing Date.

(b)         Not less than ten (10) calendar days before the Closing Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its Assets and its known liabilities, and such Acquiring Fund will provide the Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the schedule of the Acquired Fund’s assets before the Closing Date, but will not, without the prior approval of the Acquiring Fund, acquire any additional securities. Not less than five (5) calendar days before the Closing Date, the Acquiring Fund will advise the Acquired Fund of any investments of such Acquired Fund shown on such schedule that the Acquiring Fund would not hold on the Closing Date, pursuant to its stated investment objective and policies or otherwise. If the Acquired Fund holds any investments that the Acquiring Fund would not hold on the Closing Date under its stated investment objective or policies or otherwise, the Acquired Fund, if requested by the Acquiring Fund, will dispose of those securities prior to the Closing Date to the extent practicable. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.2         The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all of the Liabilities of the Acquired Fund. If prior to the Closing Date either party identifies a Liability that the parties mutually agree should not be assumed by the Acquiring Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the parties at the Closing (the “Excluded Liabilities”). The Acquiring Fund shall not assume any Liability for any obligation of the Acquired Fund to file reports with the Securities and Exchange Commission (“SEC”), Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Acquired Fund.

1.3        Immediately following the Closing, the Acquired Fund will distribute pro rata to Investors of each class of its shares of the corresponding class of the Acquiring Fund. That distribution will be accomplished by an instruction, signed by an appropriate officer of the Acquiring Trust, to transfer Shares of each class of the Acquiring Fund then credited to the corresponding Acquired Fund’s account on the books of such Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record of the Acquired Fund’s Investors and representing the full and fractional number of shares of the Acquiring Fund due each Investor of the Acquired Fund. All issued and outstanding shares of each class of the Acquired Funds will be cancelled simultaneously therewith on the Acquired Fund’s books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of the corresponding class of shares of the Acquiring Fund after the Closing as determined hereunder.

1.4         Following the transfer of assets by the Acquired Fund to the Acquiring Fund, the assumption of the Liabilities (other than the Excluded Liabilities, if any) by the Acquiring Fund, and the distribution by the Acquired Fund of shares of each class of the Acquiring Fund received by it pursuant to paragraph 1.3, the Acquired Fund shall terminate its qualification, classification and registration with all appropriate federal and state agencies. Any reporting or other responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the date on which the Acquired

Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.8.

2.	VALUATION

2.1        The value of the Assets of the Acquired Fund shall be the value of those assets computed as of the time at which net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the “Valuation Date”). As of the close of business on the Valuation Date, the movement of records and materials of the Acquired Fund, and conversion thereof, to the fund accounting and administrative services agent of the Acquiring Fund shall commence for completion prior to the Closing Date.

2.2        Except for the Reorganization of Managed Municipal Fund, Inc. (“Municipal Fund”) into Centre Active U.S. Tax Exempt Fund (“Tax Exempt Fund”), the net asset value per share of each class of the Acquiring Fund shall be the net asset value per share of such class of the Acquiring Fund computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information. For the Reorganization of Municipal Fund into Tax Exempt Fund, the net asset value per share of each class of Tax Exempt Fund shall be the net asset value per share of the corresponding class of Municipal Fund computed on the Valuation Date, using the valuation procedures set forth in Acquiring Fund’s then-current Prospectus and Statement of Additional Information.

2.3        All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund’s administrator in accordance with its regular practice. The Acquiring Fund shall cause its administrator to deliver a copy of its valuation report to the Acquired Fund at the Closing.

3.	CLOSING AND CLOSING DATE

3.1        The Closing for the Reorganization shall occur on March 17, 2015 or on such other date as may be mutually agreed upon in writing by the parties hereto (each, a “Closing Date”). The Closing shall be held at the offices of Seward & Kissel LLP, One Battery Park Plaza, New York, NY 10004, or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m., Eastern Time on the Closing Date unless otherwise provided.

3.2        The Acquired Fund’s custodian shall deliver at the Closing evidence that: (a) the Acquired Fund Assets have been delivered in proper form to the Acquiring Fund as of the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Funds in conjunction with the delivery of portfolio securities.

3.3        Notwithstanding anything herein to the contrary, if on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Funds, accurate appraisal of the value of the net assets of an Acquiring Fund or an Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.	COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

4.1        Acquired Fund has called or will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund’s liquidating distribution of Shares of the Acquiring Fund contemplated hereby, and for the Acquired Fund to terminate its qualification, classification and registration if requisite approvals are obtained with respect to the Acquired Fund. The Acquired Fund shall assist the Acquiring Trust on behalf of the Acquiring Fund in preparing the notice of meeting, form of proxy and prospectus/proxy statement (collectively, “Proxy Materials”) to be used in connection with that shareholder meeting and the registration statement on Form N-14 to be prepared by the Acquiring Trust pursuant to paragraph 4.6.

4.2        Each of the Acquired Funds covenants that the Shares of the Acquiring Funds to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3        Each of the Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably requests concerning the beneficial ownership of shares of the Acquired Funds.

4.4        Subject to the provisions hereof, the Acquiring Trust, on behalf of the Acquiring Funds, and each Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

4.5        The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund’s assets and liabilities as of the Closing Date.

4.6        The Acquiring Trust, on behalf of the Acquiring Funds, has prepared and filed, or will prepare and file, with the SEC a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”), relating to the Shares of the Acquiring Funds (the “Registration Statement”). The Acquired Funds have provided or will provide the Acquiring Funds with necessary or advisable information and disclosure relating to the Acquired Funds for inclusion in the Proxy Materials, which are part of the Registration Statement, and with such other information and documents relating to the Acquired Funds as are requested by the Acquiring Funds and as are reasonably necessary or advisable for the preparation of the Registration Statement.

4.7         After the Closing, the Acquiring Trust shall prepare, or shall cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed by the Acquiring Funds, which returns shall, if required, include the activity of the Acquired Funds for the applicable period through the close of business on the Valuation Date, and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

4.8        Following the transfer of Acquired Fund Assets by the Acquired Funds to the Acquiring Funds and the assumption of the Liabilities (other than the Excluded Liabilities, if any) in exchange for Shares of the Acquiring Funds as contemplated herein, each Acquired Fund will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or dissolution of the Acquired Fund in accordance with the laws of the state of Maryland and other applicable requirements.

4.9        The Acquiring Trust and each Acquired Fund will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position.

5.	REPRESENTATIONS AND WARRANTIES

5.1        The Acquiring Trust, on behalf of itself and the Acquiring Fund, represents and warrants to the Acquired Fund as of the date hereof and as of the Closing Date as follows:

(a)        The Acquiring Trust was duly created pursuant to its Declaration of Trust by its Board of Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is validly existing under the laws of Delaware, and the Declaration of Trust directs the Board of Trustees to oversee the affairs of Acquiring Trust and grants the Trustees all powers necessary or desirable to carry out such responsibility. The Acquiring Trust is registered as an investment company classified as an open-end management company, under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect;

(b)        The Acquiring Fund is a legally designated, separate series of the Acquiring Trust duly organized and validly existing under the laws of the State of Delaware, and for each full and partial taxable year from its inception through the Closing Date, and has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

(c)        The Registration Statement with respect to the Acquiring Trust and the Acquiring Fund conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)        The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquiring Trust for itself and on behalf of the Acquiring Fund do not and will not (i) violate the Declaration of Trust or Bylaws of the Acquiring Trust, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking, to which the Acquiring Trust is a party or by which the Acquiring Fund’s properties or assets are bound;

(e)        Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of the Acquiring Trust, threatened against the Acquiring Trust, any affiliated entity or its business, the Acquiring Fund or any of their properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Trust or the Acquiring Fund’s financial condition or the conduct of their business. The Acquiring Trust knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(f)        The audited financial statements of the Acquiring Fund (if applicable) as of and for the fiscal year ended September 30, 2014 (copies of which have been furnished to the Acquired Fund) fairly present, in all material respects, such Acquiring Fund’s financial condition as of such date and the results of operations for such periods in accordance with generally accepted accounting principles consistently applied, and as of each such respective date there were no liabilities of the Acquiring Fund (contingent or otherwise) known to the Acquiring Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(g)        Since the date of the most recent audited financial statements of the Acquiring Fund (if applicable), there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, nor any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquired Fund, prior to the Closing Date (for the purposes of this subparagraph (g), neither a decline in the Acquiring Fund’s net asset value per share nor a decrease in the Acquiring Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

(h)        To the extent applicable, the Acquiring Fund has timely filed all federal and other tax returns and reports that are required by law to have been filed by the Acquiring Fund, all such tax returns and reports were complete and accurate, all taxes owed by the Acquiring Fund have been timely paid, and to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been made with respect to any such return;

(i)        All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable, the shares of each class of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration and regulatory requirements, or exemptions therefrom, of the 1933 Act, the 1940 Act, and all applicable state securities laws, and the regulations thereunder, and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of their shares nor is there outstanding any security convertible into any of their shares;

(j)        The execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Trust and the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors rights, and to general equity principles;

(k)        On the effective date of the Registration Statement, at the time of the shareholder meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

(l)        To the knowledge of the Acquiring Trust, on behalf of the Acquiring Fund, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Trust for itself and on behalf of the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date.

5.2        The Acquired Fund represents and warrants to the Acquiring Fund as of the date hereof and as of the Closing Date as follows:

(a)        The Acquired Fund was duly created pursuant to its Articles of Incorporation by its Board of Directors for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of Maryland, and the Charter directs the Directors to oversee the affairs of the Acquired Fund and grants them all powers necessary or desirable to carry out such responsibility, including administering the Acquired Fund’s business as currently conducted by the Acquired Fund and as described in the current prospectus of the Acquired Fund. The Acquired Fund is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

(b)        All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable federal and state securities laws; all issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, free and clear of all liens, pledges, security interests, charges or other encumbrances, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, and there is no outstanding any security convertible into any of its shares;

(c)        The Registration Statement of the Acquired Fund will conform, conforms or conformed, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and does not include or did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)        The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate its Charter or Bylaws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which the Acquired Fund is a party or by its properties or assets are bound;

(e)        Except as previously disclosed in writing to the Acquiring Fund, with respect to the Acquired Fund, there is no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of the Acquired Fund, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of its business, the Acquired Fund knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(f)        The audited financial statements of the Acquired Fund as of and for the fiscal year ended October 31, 2014 (copies of which have been furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund’s financial condition as of such date and the results of operations for each such periods in accordance with generally accepted accounting principles consistently applied, and as of each such respective date there were no liabilities of the Acquired Fund (contingent or otherwise) known to the Acquired Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(g)        Since the date of the most recent audited financial statements of the Acquired Fund, there has been no material adverse change to the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, nor any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph (g), neither a decline in the Acquired Fund’s net asset value per share nor a decrease in an Acquired Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

(h)        The Acquired Fund has timely filed all federal and other tax returns and reports that are required by law to have been filed by the Acquired Fund, all such tax returns and reports were complete and accurate, all taxes owed by the Acquired Fund have been timely paid, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been made with respect to any such return;

(i)        For each full and partial taxable year from its inception through the Closing Date, the Acquired Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

(j)        At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Acquired Fund Assets hereunder, and upon delivery and payment for such Acquired Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

(k)        The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund and its Board of Directors, and this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(l)        From the effective date of the Registration Statement, through the time of the meeting of the Investors of the Acquired Fund, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring Fund’s prospectus contained or incorporated by reference therein): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by the Acquired Fund, or on behalf of the Acquired Funds, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(m)        To the knowledge of the Acquired Fund, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for

the execution of this Agreement by the Acquired Fund, or the performance of this Agreement by the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

(n)        The Acquired Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of the Acquired Fund to consummate the Reorganization shall be subject to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, satisfaction of the following conditions with respect to the Acquiring Fund:

6.1        All representations and warranties of the Acquiring Trust, for itself and for the Acquiring Fund, contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2        The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate executed on behalf of the Acquiring Fund by the Acquiring Trust’s President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, for itself and for the Acquiring Fund, made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

6.3        The Acquired Fund shall have received at the Closing an opinion of Seward & Kissel LLP, counsel to the Acquiring Trust and the Acquiring Fund, in a form reasonably satisfactory to the Acquired Fund (which opinion may be subject to customary qualifications), substantially to the effect that:

(a)        the Acquiring Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)        the Acquiring Fund is a separate portfolio of the Acquiring Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(c)        this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, for itself and for the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Trust, enforceable against the Acquiring Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles; and

(d)        the Shares of the Acquiring Fund to be issued to the Acquired Fund and then distributed to the Acquired Fund’s Investors pursuant to this Agreement are duly registered under the

1933 Act, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of the Acquiring Trust and the Acquiring Fund to consummate the Reorganization shall be subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder, on or before the Closing Date and, in addition thereto, the following conditions:

7.1        All representations and warranties of the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2        The Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund by the Acquired Fund’s President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of that Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquiring Fund shall reasonably request.

7.3        The Acquiring Fund shall have received at the Closing an opinion of Kramer Levin Naftalis & Frankel LLP (“Kramer Levin”) in a form reasonably satisfactory to the Acquiring Fund (which opinion may be subject to customary qualifications), substantially to the effect that:

(a)        The Acquired Fund is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)        The Acquired Fund is a corporation duly created pursuant to its Charter, is validly existing and in good standing under the laws of Maryland, and the Charter directs the Board of Directors of the Acquired Fund to oversee the affairs of the Acquired Fund and grants the Board of Directors all powers necessary or desirable to carry out such responsibility, including administering the Acquired Fund’s business as described in the current prospectus of the Acquired Fund;

(c)        this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles; and

(d)        the shares of the Acquired Fund then issued and outstanding are duly registered under the 1933 Act, and are duly authorized and are validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquired Fund has any preemptive rights to subscription or purchase in respect thereof.

7.4        The transfer agent to the Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the shareholder records of the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

7.5        The administrator, fund accountant and custodian to the Acquired Fund shall have delivered to the Acquiring Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the books and records of the Acquired Fund covered by their contracts with the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

7.6        The Acquired Fund shall arrange to make the Acquired Fund’s auditors available to the Acquiring Fund and its agents to answer their questions at a mutually agreeable time prior to the Closing.

8.        FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and of the Acquired Fund herein are each subject to the following further conditions, each of which is to occur on or before the Closing Date:

8.1        As to the Acquired Fund, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of its Charter and the requirements of applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

8.2        On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

8.3        All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by the Acquiring Trust, on behalf of the Acquiring Fund, or by the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4        The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Acquiring Trust, on behalf of each Acquiring Fund, and each Acquired Fund, shall each have considered the federal and income tax issues. The Acquiring Funds and the Acquired Funds shall have each received an opinion of Seward & Kissel LLP, legal counsel to the Acquiring Trust and Acquiring Funds (“Counsel”), as to the federal income tax consequences stated below. In rendering such opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, and on officers’ certificates and certificates of public officials if Counsel so requests. The opinion shall be substantially to the effect that for federal income tax purposes:

(a)        the transfer by each Acquired Fund of the Acquired Fund Assets in exchange for the Shares of the applicable Acquiring Fund and the assumption by such Acquiring Fund of the Liabilities (other than the Excluded Liabilities, if any) will be treated as a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code or Section 368(a)(1)(F) of the Code, and such Acquiring Fund and the Acquired Fund will each be treated as a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)        no gain or loss will be recognized by an Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for the Shares of said Acquiring Fund and the assumption by such Acquiring Fund of the Liabilities (other than the Excluded Liabilities, if any);

(c)        no gain or loss will be recognized by an Acquired Fund upon the transfer of its Acquired Fund Assets to the applicable Acquiring Fund in exchange for said Acquiring Fund’s Shares and the assumption by said Acquiring Fund of the Liabilities (other than the Excluded Liabilities, if any) or upon the distribution (whether actual or constructive) of such Acquiring Fund’s Shares to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund;

(d)        no gain or loss will be recognized by the Acquired Fund’s Investors upon the receipt of the applicable Acquiring Fund’s Shares distributed in complete liquidation of the Acquired Fund;

(e)        the aggregate tax basis of the Acquiring Fund’s Shares received by an applicable Acquired Fund’s Investor pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund’s Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund’s Shares to be received by such Acquired Fund’s Investor will include the period during which the Acquired Fund’s Shares exchanged therefor were held by such shareholder (provided the Acquired Fund’s Shares were held by such shareholder as capital assets on the date of the Reorganization);

(f)        the tax basis of the Acquired Funds’ assets acquired by the Acquiring Funds will be same as the tax basis of such assets to the Acquired Funds immediately prior to the Reorganization, and the holding period of the assets of the Acquired Funds, in the hands of the Acquiring Funds will include the period during which those assets were held by the Acquired Funds; and

(g)        the Acquiring Funds will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury, the items of the Acquired Funds described in Section 381(c) of the Code, subject, if applicable, to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Notwithstanding the above, the opinion delivered by counsel to the Acquiring Funds may state that no opinion is expressed as to the effect of the Reorganization on an Acquired Fund or an Acquiring Fund, or any Acquired Fund Investor, with respect to any Acquired Fund asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

8.6        On or before the Closing Date, each Acquired Fund (except for Managed Municipal Fund Inc.) shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the

Valuation Date, which, together with all previous such dividends, shall have the effect of distributing to such Acquired Fund’s shareholders all of the Acquired Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (computed without regard to Section 852(b)(2)(D) of the Code), (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the Acquired Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

9.	EXPENSES

Except as may be otherwise provided in the Registration Statement, each of the Acquired Funds and the Acquiring Funds, or their affiliated investment advisers shall be responsible for payment of the expenses it incurred in connection with entering into and carrying out the provisions of this Agreement, as identified below, whether or not the transactions contemplated hereby are consummated.

Such expenses of the Acquired Fund hereunder shall include and will be paid by International Strategy & Investment Inc., the investment adviser to the Acquired Fund: (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization, including reviewing the this Agreement, the Registration Statement and the Proxy Materials; (ii) all operating expenses related to the Reorganization; (iii) fees and expenses of the Acquired Funds’ custodian and transfer agent incurred in connection with the Reorganization; (iv) fees and expenses related to printing, mailing, postage, tabulation and administrative services related to the overall proxy solicitation campaign process of the Acquired Funds in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquired Funds’ portfolio on the Valuation Date. All fees and expenses related to portfolio realignment in anticipation of the transfer will be paid by the Acquired Fund.

Such expenses of the Acquiring Fund hereunder shall include and will be paid by Centre Asset Management, LLC, the investment adviser to the Acquiring Funds: (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Shares of the Acquiring Funds to be issued in the Reorganization, and costs of active solicitation and telephone campaign expenses as part of the overall proxy solicitation campaign process of the Acquired Funds in connection with the Reorganization and the meeting of shareholders of the Acquired Funds referred to in paragraph 4.1 hereof; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Shares of the Acquiring Funds to be issued in connection with the Reorganization; (iv) any fees and expenses of the Acquiring Funds’ custodian and transfer agent incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquiring Funds’ portfolio on the Valuation Date.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2        Except as otherwise specified below, the representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated herein for a two year period, except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms.

11.	TERMINATION

11.1        This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by:

(a)        an Acquired Fund if the conditions set forth in Section 6 are not satisfied as specified in such Section with respect to the Acquiring Trust and the Acquiring Fund;

(b)        the Acquiring Trust, on behalf of the Acquiring Fund, if the conditions set forth in Section 7 are not satisfied as specified in such Section with respect to the Acquired Fund; or

(c)        as to any reorganization, the mutual consent of the Acquired Fund and the Acquiring Fund.

11.2        If this Agreement is terminated pursuant to and in accordance with Section 11.1, then the termination shall be without liability of any party; provided however that if the termination shall result from the material breach by a party of a covenant or agreement of such party contained in this Agreement, then such party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Funds, and officers of the Acquiring Trust, on behalf of the Acquiring Funds; provided, however, that following the meeting of the shareholders of the Acquired Funds, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Funds to be delivered to the Acquired Funds’ Investors under this Agreement to the detriment of such Acquired Funds Investors, or otherwise materially and adversely affecting the Acquired Funds, without the Acquired Funds obtaining the Acquired Funds Investors’ further approval, and provided, further that nothing in this paragraph 12 shall be construed to prohibit the Acquiring Funds and the Acquired Funds from amending this Agreement to change the Closing Date or Valuation Date by mutual agreement.

13.	INDEMNIFICATION

13.1        As to each Reorganization, the Acquiring Trust, on behalf of the Acquiring Fund, shall indemnify, defend and hold harmless the Acquired Fund, its officers, directors, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability of the Acquired Fund, its officers, trustees, employees or agents, arising out of or based on any material breach by the Acquiring Trust or the Acquiring Fund of any of their respective representations, warranties or agreements set forth in this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date.

13.2        As to each Reorganization, the Acquired Fund shall indemnify, defend and hold harmless the Acquiring Trust and the Acquiring Fund, its officers, trustees, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability of the Acquiring Trust or Acquiring Fund, its officers, trustees, employees or agents, arising out of or based on any material breach by the Acquired Fund of any of its representations, warranties or agreements set forth in this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For the Acquiring Trust, on behalf of itself and each Acquiring Fund:

Centre Funds

c/o Centre Asset Management, LLC

48 Wall Street, Suite 1100

New York, NY 10005

Tel: 212-918-4707

Attention: James Abate

With a copy to:

Seward & Kissel LLP

901 K Street NW, Suite 800

Washington, DC 20001

Tel: 202-737-8833

Attention: Paul M. Miller

For the Acquired Funds:

ISI

666 Fifth Avenue, 11th Floor

New York, New York 10103

Attention: R. Alan Medaugh

With a copy to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Attention: Aviva A. Grossman

15.         HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1        The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

15.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws provisions.

15.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5        It is expressly agreed that the obligations of the Acquiring Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of an Acquiring Fund personally, but shall bind only the property of the applicable Acquiring Fund, as provided in the Declaration of Trust of the Acquiring Trust.

* * *

[Signatures follow on the next page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

Centre Funds, for itself and on behalf of Centre Active U.S. Treasury Fund, Centre American Select Equity Fund, and Centre Active U.S. Tax Exempt Fund James Abate President	Total Return U.S. Treasury Fund, Inc. Name: R. Alan Medaugh Title: President
North American Government Bond Fund, Inc. Name: R. Alan Medaugh Title: President
ISI Strategy Fund, Inc. Name: R. Alan Medaugh Title: President
Managed Municipal Fund, Inc. Name: R. Alan Medaugh Title: President

APPENDIX B

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

The tables below identify the respective investment objectives, strategies and policies, and the respective fundamental policies, of the ISI Funds and the Centre Funds, and certain differences between them. Unlike non-fundamental policies, which may be changed without shareholder approval, the respective restrictions listed below as fundamental policies of each ISI Fund and each Centre Fund may be changed only with the approval of a majority of the outstanding voting securities of that Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (A) more than 50% of the outstanding shares of the Fund, or (B) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. For purposes of this comparison, each ISI Fund and each Centre Fund may be referred to as a “Fund.”

ISI Treasury Fund, ISI North American Fund and Centre Treasury Fund

Comparison of Investment Objectives, Strategies and Policies of

ISI Treasury Fund and Centre Treasury Fund

The ISI Treasury Fund is a diversified open-end management investment company, and the Centre Treasury Fund is a diversified series of an open-end management investment company. ISI Inc. and Centre have reviewed the current portfolio holdings of the ISI Treasury Fund and determined that those holdings are compatible with the Centre Treasury Fund’s investment objectives, strategies and policies. The ISI Treasury Fund will work in good faith to sell any securities that the Centre Treasury Fund cannot acquire due to prospectus investment limitations and acquire replacement securities. Centre anticipates that most, if not all, of the securities held by ISI Treasury Fund at the time of the Reorganization will be transferred to the Centre Treasury Fund and retained by the Centre Treasury Fund after the Reorganization.

ISI Treasury Fund and Centre Treasury Fund: Investment Objectives, Strategies and Policies

	ISI Treasury Fund	Centre Treasury Fund	Differences
Investment Objectives
Investment Objective	ISI Treasury Fund seeks to provide a high level of total return with relative stability of principal and, secondarily, high current income. This is a fundamental policy.[2]	Centre Treasury Fund seeks to maximize investors’ total return through capital appreciation and current income.	The investment objective of ISI Treasury Fund is a fundamental policy, and may not be changed without shareholder approval.
Strategies and Policies
Principal Investment Strategies	Under normal conditions, ISI Treasury Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in U.S. Treasury Securities (securities issued by the United States Treasury), including Treasury bills, notes and bonds, TIPS and STRIPS	Under normal market conditions, Centre Treasury Fund will invest at least 80% of its assets in U.S. Treasury securities, including Treasury bonds, Treasury bills, Treasury notes, and TIPS. U.S. Treasury securities are fixed-rate debt obligations of the U.S. Treasury. TIPS are debt securities issued by the U.S. Treasury whose values are	No material differences.

2 See description of fundamental policies below.

ISI Treasury Fund and Centre Treasury Fund: Investment Objectives, Strategies and Policies

ISI Treasury Fund	Centre Treasury Fund	Differences
(U.S. Treasuries issued without coupons). U.S. Treasury Securities are backed by the “full faith and credit” of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. The Fund invests only in U.S. Treasury Securities and repurchase agreements that are fully collateralized by U.S. Treasury Securities.	periodically adjusted to reflect a measure of inflation. TIPS pay interest every six months and are issued with maturities of 5, 10, and 30 years.

ISI Inc. buys and sells U.S. Treasury Securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, ISI Inc. will consider both yield and a security’s potential for capital appreciation resulting from possible changes in interest rates. ISI Treasury Fund’s average maturity will depend upon ISI Inc.’s assessment of both the relative yields available on securities with different maturities and future changes in interest rates.

ISI Inc. may take full advantage of the entire range of maturities offered by U.S. Treasury Securities. If the market environment is defensive and rising interest rates are expected, the Fund may invest primarily in U.S. Treasury Securities with shorter-term maturities (under 5 years). Conversely, in an aggressive market environment of low inflation and declining interest rates, the Fund may invest primarily in U.S. Treasury Securities

Centre focuses primarily on interest rates, the anticipated direction of interest rates month-over-month, duration, and management of duration. In managing the Fund, Centre utilizes a highly disciplined approach that is statistically based and employed to forecast the interest rate outlook. Centre seeks to identify both the cyclical path of interest rates as well as short term deviations away from the cyclical path.

In selecting investments for the Fund, Centre considers yield and a security’s potential for capital appreciation resulting from changes in interest rates. Centre will utilize a fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. This investment approach seeks to manage and take advantage of short-term deviations from the general trend in rates. Centre will review the Fund’s portfolio on a monthly basis and adjust it, as appropriate, based on the Centre’s interest rate outlook. Centre will also assess the relative yields available on securities with different maturities and future changes in

ISI Treasury Fund and Centre Treasury Fund: Investment Objectives, Strategies and Policies

	ISI Treasury Fund	Centre Treasury Fund	Differences
	with longer-term maturities (20-30 years).	interest rates. Centre may select securities with varying maturities.
Repurchase Agreements	ISI Treasury Fund is permitted to enter into repurchase agreements.	Centre Treasury Fund is permitted to enter into repurchase agreements.	No material differences.
When-Issued Securities and Forward Commitments	ISI Treasury Fund may purchase U.S. Treasury Securities at their current market value on a “when-issued” basis. The Fund will ordinarily invest no more than 40% of its net assets in U.S. Treasury Securities purchased on a when-issued basis.	Centre Treasury Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.

No material differences, as each Fund is permitted to invest in when-issued securities.

ISI Treasury Fund’s disclosed policy is to ordinarily restrict such investments to no more than 40% of the Fund’s net assets, whereas Centre Treasury Fund is not restricted from investing, and is not required to invest, a specified percentage of its net assets in when-issued securities.

Derivative Instruments and Hedging Transactions	No comparable strategy disclosed.

Centre Treasury Fund may invest a limited percentage of its assets in exchange-traded futures and options and use other derivatives to help manage interest rate exposure, protect the Fund’s assets or enhance returns. The Fund may also use exchange-traded derivatives, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

ISI Treasury Fund does not have a disclosed investment strategy for derivatives and hedging transactions, whereas Centre Treasury Fund has a disclosed strategy permitting the Fund to use such investments. To the extent that ISI Treasury Fund does not use derivatives or hedging strategies, and Centre Treasury Fund does use such strategies with respect to the limited percentage of its assets, that portion of the Fund’s portfolio may be exposed to the risks associated with such investments (e.g., counterparty risk).
Investment Companies	ISI Treasury Fund may not invest in other investment companies.	Centre Treasury Fund may invest up to 10% of its net assets in other investment companies, such as ETFs and closed-end funds, but will not invest in “private funds” that rely upon the exemptions contained in Sections 3(c)(1) or 3(c)(7) of the 1940 Act. In addition, the Fund will not invest in securities of an investment company (or any series thereof) in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.	Centre Treasury Fund may, but is not required to, invest up to 10% of its net assets in certain investment companies.
Cash	No comparable strategy	Centre Treasury Fund may use	ISI Treasury Fund does not have a

ISI Treasury Fund and Centre Treasury Fund: Investment Objectives, Strategies and Policies

	ISI Treasury Fund	Centre Treasury Fund	Differences
Management Instruments and Temporary Defensive Positions	disclosed.	cash management instruments to help manage interest rate duration to protect the Fund’s assets or to enhance returns. The Fund may also, from time to time, take temporary defensive positions in an attempt to respond to adverse market, economic, political or other conditions. During an unusual set of such circumstances, up to 100% of the Fund’s portfolio may be held in cash or cash equivalent positions.	disclosed strategy for cash management instruments and temporary defensive positions. To the extent that ISI Treasury Fund does not take such positions, and Centre Treasury Fund takes a temporary defensive position, the Fund will hold more cash or cash equivalents than ISI Treasury Fund.
Equity Securities	No comparable strategy or policy disclosed.	Centre Treasury Fund is permitted, but not required, to invest a limited percentage of its assets in equity securities. These securities may include common stocks traded on domestic and international securities exchanges, preferred stocks and convertible securities, warrants or rights giving the holder the right to buy a common stock at a set time for a specified price, and other investment companies, including ETFs.	While ISI Treasury Fund does not have a disclosed strategy for equity securities, Centre Treasury Fund is permitted, but not required, to invest a limited portion of its assets in such securities. To the extent that ISI Treasury Fund does not invest in equities, and Centre Treasury Fund invests the permitted portion of its portfolio in such securities, Centre Treasury Fund may be more affected by changes in the equity markets.
Debt and Fixed-Income Securities	As noted above, ISI Treasury Fund normally invests at least 80% of its net assets in U.S. Treasury Securities.	As noted above, Centre Treasury Fund normally invests at least 80% of its assets in U.S. Treasury securities. The Fund may also invest a limited percentage of its assets in securities issued or guaranteed by government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued by governments and corporations, money market instruments, debentures and ETNs.	No material differences, as each Fund has a policy to invest primarily in U.S. Treasury securities. Centre Treasury Fund also has a disclosed strategy permitting, but not requiring, the Fund to invest a limited percentage of its assets in other types of debt securities.
Illiquid Securities	ISI Treasury Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.	No comparable disclosed policy.	No material differences, as SEC guidance restricts open-end funds, including Centre Treasury Fund, from investing more than 15% of their net assets in illiquid securities.

Comparison of Investment Objectives, Strategies and Policies of

ISI North American Fund and Centre Treasury Fund

The ISI North American Fund is a non-diversified open-end management investment company, and the Centre Treasury Fund is a diversified series of an open-end management investment company. However, the ISI North American Fund intends to conduct its operations so as to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires regulated investment companies to diversify their holdings. ISI Inc. and Centre have reviewed the current portfolio holdings of the ISI North American Fund and determined that those holdings are compatible with the Centre Treasury Fund’s investment objectives, strategies and policies. The ISI North American Fund will work in good faith to sell any securities that the Centre Treasury Fund cannot acquire due to prospectus investment limitations and acquire replacement securities. Centre anticipates that most, if not all, of the securities held by the ISI North American Fund at the time of the Reorganization will be transferred to the Centre Treasury Fund and retained by the Centre Treasury Fund after the Reorganization.

ISI North American Fund and Centre Treasury Fund: Investment Objectives, Strategies and Policies

	ISI North American Fund	Centre Treasury Fund	Differences
Investment Objectives
Investment Objective	ISI North American Fund seeks to provide a high level of income, consistent with prudent investment risk. This is a fundamental policy.[3]	Centre Treasury Fund seeks to maximize investors’ total return through capital appreciation and current income.	The investment objective of ISI North American Fund may not be changed without shareholder approval.
Strategies and Policies
Principal Investment Strategies	Under normal conditions, ISI North American Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities issued or guaranteed by the governments of the United States, Canada and Mexico, including: (i) U.S. Government Securities, which are securities issued directly by the U.S. Treasury. These securities include Treasury bills, notes and bonds and STRIPS. They are backed by the “full faith and credit” of the U.S. Government; (ii) Canadian Government Securities, which are securities issued or guaranteed by the Canadian government, any of its provinces, or by their political subdivisions, agencies or instrumentalities. These securities include government of Canada bonds and government of Canada Treasury bills. Canadian Government Securities will generally be rated at the time of purchase in the two highest rating categories by Moody’s or S&P or if not rated, are determined to be of equivalent quality by ISI Inc.; and (iii) Mexican Government Securities, which	Under normal market conditions, Centre Treasury Fund will invest at least 80% of its assets in U.S. Treasury securities, including Treasury bonds, Treasury bills, Treasury notes, and TIPS. U.S. Treasury securities are fixed-rate debt obligations of the U.S. Treasury. TIPS are debt securities issued by the U.S. Treasury whose values are periodically adjusted to reflect a measure of inflation. TIPS pay interest every six months and are issued with maturities of 5, 10, and 30 years.	Although ISI North American Fund’s disclosed policy is to normally invest at least 80% of its net assets in securities issued or guaranteed by the governments of the United States, Canada and Mexico, the Fund is not required to invest in any such Canadian or Mexican securities. Centre Treasury Fund is also permitted to invest a portion of its assets in such Canadian or Mexican securities. Purchasing and selling certain futures contracts and other instruments is also a disclosed principal investment strategy of the ISI North American Fund. To the extent that the ISI North American Fund uses derivatives to a greater extent than the Centre Treasury Fund, the ISI North American Fund will be more subject to the risks associated with derivative instruments, including volatility and counterparty risk.

3 See description of fundamental policies below.

ISI North American Fund and Centre Treasury Fund: Investment Objectives, Strategies and Policies

ISI North American Fund	Centre Treasury Fund	Differences

are securities issued or guaranteed by the Mexican government or its political subdivisions, agencies or instrumentalities, and are denominated and payable in the Mexican peso. Mexican government securities will generally be rated at the time of purchase in the three highest rating categories by Moody’s or S&P or if not rated, are determined to be of equivalent quality by ISI Inc.

The Fund may invest up to 33% of its total assets in Canadian securities and up to 25% of its total assets in Canadian government securities. The Fund may invest up to 33% of its total assets in Mexican securities and up to 25% of its total assets in Mexican government securities. It is possible that, from time to time, none of the Fund’s assets will be invested in either Canada or Mexico.

The Fund may: purchase and sell futures contracts on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes; purchase and sell currency futures contracts as a hedge to protect against anticipated changes in currency rates; write (sell) covered call options on futures contracts, purchase put and call options on futures contracts and may enter into closing transactions with respect to such options on futures contracts purchased or sold; and purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any Canadian or Mexican currencies and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody’s Investment Grade Corporate Bond Index.

ISI Inc. will actively allocate the Fund’s investments among the U.S., Canada and Mexico, based upon its	Centre focuses primarily on interest rates, the anticipated direction of interest rates month-

ISI North American Fund and Centre Treasury Fund: Investment Objectives, Strategies and Policies

	ISI North American Fund	Centre Treasury Fund	Differences

analyses of market conditions, relative yields, and changes in economic and political conditions in these countries. ISI Inc. will consider its own forecasts regarding interest rate changes and changes in exchange rates among U.S., Canadian and Mexican currencies.

ISI Inc. will select securities of varying maturities depending upon its assessment of the relative yields available on securities with different maturities and its expectations of future changes in interest rates. It is expected that ISI North American Fund will have an average maturity of approximately 10 years or less during periods of stable or rising interest rates and an average maturity of over 10 years during periods of declining interest rates. ISI Inc. may shorten or lengthen the ISI Fund’s average maturity based on its forecasts for interest rates.

over-month, duration, and management of duration. In managing the Fund, Centre utilizes a highly disciplined approach that is statistically based and employed to forecast the interest rate outlook. Centre seeks to identify both the cyclical path of interest rates as well as short term deviations away from the cyclical path.

In selecting investments for the Fund, Centre considers yield and a security’s potential for capital appreciation resulting from changes in interest rates. Centre will utilize a fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. This investment approach seeks to manage and take advantage of short-term deviations from the general trend in rates. Centre will review the Fund’s portfolio on a monthly basis and adjust it, as appropriate, based on the Centre’s interest rate outlook. Centre will also assess the relative yields available on securities with different maturities and future changes in interest rates. Centre may select securities with varying maturities.

Temporary Defensive Positions and Cash Management Instruments	To reduce the Fund’s risk under adverse market conditions, ISI Inc. may, for temporary defensive purposes, invest up to 100% of the Fund’s assets in repurchase agreements backed by U.S., Canadian or Mexican government securities or in high quality commercial paper.

Centre Treasury Fund may, from time to time, take temporary defensive positions in an attempt to respond to adverse market, economic, political or other conditions. During an unusual set of such circumstances, up to 100% of the Fund’s portfolio may be held in cash or cash equivalent positions.

Centre Treasury Fund may also use cash management instruments to help manage interest rate duration to protect the Fund’s assets or to enhance returns.

No material differences between temporary defensive strategies. Centre Treasury Fund’s disclosed policy includes use of cash management instruments.
Government Securities	In addition to the securities described above, ISI North American Fund may invest a limited percentage of its assets	In addition to the securities described above, Centre Treasury Fund may invest a limited	ISI North American Fund’s disclosed strategy permits, but does not require, the Fund to

ISI North American Fund and Centre Treasury Fund: Investment Objectives, Strategies and Policies

	ISI North American Fund	Centre Treasury Fund	Differences

in obligations of agencies or instrumentalities of the U.S. government (e.g., obligations of the Government National Mortgage Association, Federal National Mortgage Association); securities issued or guaranteed by the Government of Canada, any of its provinces or by their respective political subdivisions, agencies and instrumentalities; securities issued or guaranteed in full by the Mexican federal government or its instrumentalities; bankers’ acceptances and certificates of deposit issued by one of the five most highly capitalized banks in Canada and Mexico; and “Brady Bonds,” which are securities created through the exchange of existing commercial bank loans to the Mexican government for new bonds under a debt restructuring plan.

		percentage of its assets in securities issued or guaranteed by government-sponsored enterprises; corporate debt securities issued by U.S. and non-U.S. entities; mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued by governments and corporations; money market instruments (including U.S. Government obligations); and debentures (including debentures issued by governments).	invest a limited percentage of its assets in certain securities issued or guaranteed by Canadian and Mexican agencies and instrumentalities, Brady Bonds and certain bankers’ acceptances and certificates of deposit. To the extent that ISI North American Fund invests in such securities and Centre Treasury Fund does not, ISI North American Fund will be exposed to greater risk associated with such investments (e.g., foreign currency risk).
Bonds	ISI North American Fund’s disclosed strategy permits the Fund to invest up to 10% of its total assets in high quality securities issued by U.S. corporations, and up to 10% of its total assets in a combination of high quality securities issued by international organizations or securities issued by agencies or instrumentalities of the U.S. Government. The Fund may also invest in bankers’ acceptances and certificates of deposit denominated or payable in the local foreign currency and issued by one of the five most highly capitalized banks in Canada and Mexico. In addition, ISI North American Fund is permitted to purchase bonds that are rated BB by S&P or Ba by Moody’s or that are unrated by S&P or Moody’s if such bonds, in the judgment of the Advisor, meet the quality criteria established by the Board of Directors.	Centre Treasury Fund’s disclosed strategy permits the Fund to invest in corporate debt securities issued by U.S. and non-U.S. entities, and structured notes and inflation-indexed bonds issued by corporations.	Each Fund may invest a limited percentage of its assets in bonds not included in its 80% policy. ISI North American Fund’s disclosed strategy includes bonds issued by certain international organizations and bonds rated below investment-grade as examples of the types of such bonds in which the Fund may, but is not required to, invest. To the extent that ISI North American Fund invests in such securities and Centre Treasury Fund does not, ISI North American Fund will be exposed to greater risk associated with such investments (e.g., credit risk, volatility risk and/or liquidity risk).
Repurchase Agreements	ISI North American Fund is permitted to purchase U.S. Treasury securities, Canadian Treasury securities or Mexican Treasury securities from creditworthy financial institutions, subject to the seller’s agreement to repurchase the securities at a set time and a set price.	Centre Treasury Fund is permitted to enter into repurchase agreements.	No material differences, as both Funds are permitted to use repurchase agreements. ISI North American Fund’s disclosed strategy includes repurchase agreements with respect to Canadian and Mexican Treasury securities.

ISI North American Fund and Centre Treasury Fund: Investment Objectives, Strategies and Policies

	ISI North American Fund	Centre Treasury Fund	Differences
Derivative Instruments and Hedging Transactions	ISI North American Fund may engage in transactions in forward foreign currency contracts, options on currencies, and futures contracts and options on futures contracts on currencies for purposes of hedging against certain adverse price movements.

Centre Treasury Fund may use exchange-traded derivative products, such as exchange-traded futures and options or currency option contracts that are fully collateralized by cash or securities. The Fund may use such derivatives to hedge the risks of existing positions or overall capital protection.

No material differences.
Forward Commitments and When-Issued Securities	ISI North American Fund may purchase securities at their current market value on a forward commitment or “when-issued” basis.	Centre Treasury Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.	No material differences.
Lending Activities	Consistent with applicable regulatory requirements, ISI North American Fund is permitted to lend its portfolio securities to brokers, dealers and other financial institutions. The Fund will not lend portfolio securities in excess of 20% of the value of the Fund’s total assets.	Centre Treasury Fund is permitted to lend its portfolio securities in an amount of up 33% of total Fund assets. See the Fund’s fundamental policy below.	No material differences, as each Fund is permitted to lend a limited portion of its portfolio securities. ISI North American Fund’s lending activities are limited to 20% of the Fund’s total assets, whereas Centre Treasury Fund’s disclosed policy limits such activities to 33% of the Fund’s total assets.
Investment Companies	ISI North American Fund may not invest in other investment companies. See the Fund’s fundamental policy below.	Centre Treasury Fund may invest up to 10% of its net assets in other investment companies, such as ETFs and closed-end funds, but will not invest in “private funds” that rely upon the exemptions contained in Sections 3(c)(1) or 3(c)(7) of the 1940 Act. In addition, the Fund will not invest in securities of an investment company (or any series thereof) in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.	Centre Treasury Fund is permitted, but not required, to invest up to 10% of its net assets in other investment companies, while ISI North American Fund has a fundamental policy restricting the Fund from investing in other investment companies.
Equity Securities	No comparable disclosed strategy.	Centre Treasury Fund is permitted to invest a limited percentage of its assets in equity securities. Such securities may include common stocks traded on domestic and international securities exchanges, preferred stocks and convertible securities, warrants or rights giving the holder the right to buy a common stock at a set time for a specified price, and other investment companies, including ETFs.	While ISI North American Fund does not have a disclosed strategy for equity securities, Centre Treasury Fund is permitted, but not required, to invest a limited portion of its assets in such securities. To the extent that ISI North American Fund does not invest in equities, and Centre Treasury Fund invests the permitted portion of its portfolio in such securities, Centre Treasury

ISI North American Fund and Centre Treasury Fund: Investment Objectives, Strategies and Policies

	ISI North American Fund	Centre Treasury Fund	Differences
Fund may be more affected by changes in the equity markets.
Debt and Fixed-Income Securities

As noted above, ISI North American Fund normally invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities issued or guaranteed by the governments of the United States, Canada and Mexico. The Fund is also permitted, where deemed appropriate by ISI Inc., to invest up to 10% of its total assets in fixed-income securities issued by governments of other countries in Latin America or elsewhere, which securities are rated Ba by Moody’s or BB by S&P, or comparable quality.

		As noted above, Centre Treasury Fund normally invests at least 80% of its assets in U.S. Treasury securities. The Fund may also invest a limited percentage of its assets in securities issued or guaranteed by government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued by governments and corporations, money market instruments, debentures and ETNs.	No material differences. ISI North American Fund’s disclosed strategy includes securities rated below investment grade.
Illiquid Securities	ISI North American Fund will not invest more than 10% of the value of its net assets in illiquid securities.	No comparable disclosed policy.	No material differences, as SEC guidance restricts open-end funds, including Centre Treasury Fund, from investing more than 15% of their net assets in illiquid securities.

Comparison of Fundamental Investment Policies of

ISI Treasury Fund, ISI North American Fund and Centre Treasury Fund

The table below identifies the fundamental policies of each of ISI Treasury Fund and ISI North American Fund, the fundamental policies of Centre Treasury Fund, and certain differences between them. As noted above, a Fund’s fundamental policy may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

ISI Treasury Fund, ISI North American Fund and Centre Treasury Fund: Fundamental Policies

Policy	ISI Treasury Fund	ISI North American Fund	Centre Treasury Fund	Differences
Borrowing Money	ISI Treasury Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund’s total assets are outstanding, the Fund will not purchase securities.	ISI North American Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund’s total assets are outstanding, the Fund will not purchase securities for investment.	Centre Treasury Fund may not borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.	Each of ISI Treasury Fund and ISI North American Fund may borrow only a limited amount for temporary emergency purposes. Centre Treasury Fund may borrow up to 33 1/3% of the Fund’s total assets. To the extent that neither ISI Fund borrows money and Centre Treasury Fund borrows up to 33 1/3% of its assets, Centre Treasury Fund may be subject to greater credit risk while the borrowing is outstanding.
Industry Concentration	ISI Treasury Fund may not invest 25% or more of the value of its total assets in any one industry. (U.S. Treasury Securities are not considered to represent an industry.)	ISI North American Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry. (For these purposes, the U.S. government, its agencies and instrumentalities are not considered an industry).

Centre Treasury Fund may not invest more than 25% of its net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

No material differences.
Diversification	ISI Treasury Fund may not invest more than 5% of its total assets in the securities of any single issuer), and may not invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of	With respect to 50% of its net assets, ISI North American Fund may not invest more than 5% of its total assets in the securities of any single issuer, and may not invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer.	With respect to 75% of its total assets, Centre Treasury Fund may not (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be	ISI North American Fund may invest a greater percentage of its assets in a single issuer than Centre Treasury Fund. As a result, it is possible that ISI North American Fund’s overall performance can be more affected by the

ISI Treasury Fund, ISI North American Fund and Centre Treasury Fund: Fundamental Policies

Policy	ISI Treasury Fund	ISI North American Fund	Centre Treasury Fund	Differences
	such issuer. The U.S. government is not considered an issuer for this purpose.	The U.S. government and its agencies and instrumentalities are not considered an issuer for this purpose.

invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities.

performance of one or a small number of portfolio holdings.
Real Estate	ISI Treasury Fund may not invest in real estate or mortgages on real estate.	ISI North American Fund may not invest in real estate or mortgages on real estate.	Centre Treasury Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans.	Centre Treasury Fund’s disclosed policy permits the Fund to purchase and sell assets secured by real estate or interests therein, and assets representing interests in real estate or securities or instruments of issuers that engage in transactions in real estate or interests therein. The Fund is also permitted to make, purchase or sell real estate mortgage loans.
Commodities	ISI Treasury Fund may not purchase or sell commodities or commodities contracts or futures contracts.	ISI North American Fund may not purchase or sell commodities or commodities contracts or futures contracts, except that the Fund may enter into forward foreign currency exchange contracts, futures contracts and options in accordance with its investment objective and policies.	Centre Treasury Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including	Centre Treasury Fund’s disclosed policy permits the Fund to use commodity-linked instruments, and invest in assets linked to or secured by physical commodities or related indices.

ISI Treasury Fund, ISI North American Fund and Centre Treasury Fund: Fundamental Policies

Policy	ISI Treasury Fund	ISI North American Fund	Centre Treasury Fund	Differences

commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices.

Underwriting Activities	ISI Treasury Fund may not act as an underwriter of securities within the meaning of the Federal securities laws.	ISI North American Fund may not act as an underwriter of securities within the meaning of the Federal securities laws.	Centre Treasury Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.	No material differences.
Issuance of Senior Securities	ISI Treasury Fund may not issue senior securities.	ISI North American Fund may not issue senior securities, except that the Fund may enter into forward foreign currency contracts and futures contracts in accordance with its investment objective and policies.	Centre Treasury Fund may not issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.	No material differences between policies of ISI North American Fund and Centre Treasury Fund. ISI Treasury Fund’s disclosed policy does not exclude from the restriction activities permitted by the 1940 Act and the rules and interpretations thereunder.
Lending Activities	ISI Treasury Fund may not make loans, except that it may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objectives and policies.	ISI North American Fund may not make loans, except that it may purchase or hold debt instruments and may lend its portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies.	Centre Treasury Fund may not make loans, provided that it may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan.	ISI Treasury Fund’s disclosed policy does not exclude from the restriction securities lending activities.
Short Sales	ISI Treasury Fund may not effect short sales of securities.	ISI North American Fund may not effect short sales of securities.	No comparable policy.	Centre Treasury Fund does not have a fundamental policy prohibiting short sales.
Purchasing	ISI Treasury Fund may	ISI North American Fund may	No comparable policy.	Centre Treasury Fund

ISI Treasury Fund, ISI North American Fund and Centre Treasury Fund: Fundamental Policies

Policy	ISI Treasury Fund	ISI North American Fund	Centre Treasury Fund	Differences
Securities on Margin	not purchase securities on margin, but may obtain such short-term credits as may be necessary for the clearance of transactions.	not purchase securities on margin, but may obtain such short-term credits as may be necessary for the clearance of transactions.		does not have a fundamental policy prohibiting purchasing securities on margin.
Interests in Oil, Gas, Other Mineral Exploration Programs	ISI Treasury Fund may not purchase participations or other interests in oil, gas or other mineral exploration or development programs.	ISI North American Fund may not purchase participations or other interests in oil, gas or other mineral exploration or development programs.	No comparable policy.	Centre Treasury Fund does not have a fundamental policy prohibiting certain investments in mineral exploration or development programs.
Securities of Issuers with Less than Three Years Operation	ISI Treasury Fund may not purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years.	ISI North American Fund may not purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years.	No comparable policy.	Centre Treasury Fund does not have a fundamental policy prohibiting the Fund from investing in companies with less than three years of operations.
Investment Companies	ISI Treasury Fund may not invest in shares of any other investment company registered under the 1940 Act.	ISI North American Fund will not invest in shares of any other investment company registered under the 1940 Act.	Centre Treasury Fund is permitted to invest a limited portion of its assets in other investment companies. See investment strategies above.	Centre Treasury Fund does not have a fundamental policy prohibiting the Fund from investing in other investment companies.
Beneficial Ownership	ISI Treasury Fund may not purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or ISI Inc. owns beneficially more than 0.5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer.	ISI North American Fund may not purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or ISI Inc. owns beneficially more than 5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer.	No comparable policy.	Centre Treasury Fund does not have a fundamental policy restricting the Fund from purchasing securities of an issuer in which a Trustee or officer of the Centre Trust holds a certain ownership position.
Investment for the Purpose of Exercising Control or Management over a Portfolio Company	ISI Treasury Fund may not invest in companies for the purpose of exercising management or control.	ISI North American Fund may not invest in companies for the purpose of exercising management or control.	No comparable policy.	Centre Treasury Fund does not have a fundamental policy prohibiting the Fund from investing for purposes of exercising control of the underlying company.
Investing in Puts or Calls	ISI Treasury Fund may not invest in puts or calls	ISI North American Fund may not invest in puts or calls or	No comparable policy.	Centre Treasury Fund does not have a

ISI Treasury Fund, ISI North American Fund and Centre Treasury Fund: Fundamental Policies

Policy	ISI Treasury Fund	ISI North American Fund	Centre Treasury Fund	Differences
	or any combination thereof.	any combination thereof, except that the Fund may enter into options, forward foreign currency contracts and futures contracts, in accordance with its investment objective and policies.		fundamental policy prohibiting the Fund from investing in puts and calls or any combination thereof.
Purchasing Warrants	ISI Treasury Fund may not purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.	ISI North American Fund may not purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchange. For the purpose of the foregoing calculations, warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.	No comparable policy.	Centre Treasury Fund does not have a fundamental policy prohibiting the Fund from investing in warrants.

The Centre Treasury Fund’s SAI provides the following additional information regarding its fundamental policies:

—	Senior securities may include any obligation or instrument issued by the Centre Treasury Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. The Centre Treasury Fund does not intend to incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

—	The 1940 Act presently allows the Centre Treasury Fund to borrow from a bank (including pledging, mortgaging or hypothecating assets) an amount up to 33 1/3% of the Fund’s total assets (not including temporary borrowings not in excess of 5% of its total assets).

—	With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

ISI Strategy Fund and Centre American Equity Fund

Comparison of Investment Objectives and Investment Strategies

The ISI Strategy Fund is a diversified open-end management investment company, and the Centre American Equity Fund is a diversified series of an open-end management investment company. ISI Inc. and Centre have reviewed the current portfolio holdings of the ISI Strategy Fund and determined that those holdings are compatible with the Centre American Equity Fund’s investment objectives, strategies and policies. The ISI Strategy Fund will work in good faith to sell any securities that the Centre American Equity Fund cannot acquire due to prospectus investment limitations and acquire replacement securities. Centre anticipates that most, if not all, of the securities held by ISI Strategy Fund at the time of the Reorganization will be transferred to the Centre American Equity Fund and retained by the Centre American Equity Fund after the Reorganization.

ISI Strategy Fund and Centre American Equity Fund: Investment Objectives, Strategies and Policies

	ISI Strategy Fund	Centre American Equity Fund	Differences
Investment Objectives
Investment Objective	ISI Strategy Fund seeks total return through a combination of long-term growth of capital and current income. This is a fundamental policy.[4]	Centre American Equity Fund seeks long-term growth of capital.	The investment objective of ISI Strategy Fund is a fundamental policy, and may not be changed without shareholder approval.
Strategies and Policies
Principal Investment Strategies	ISI Strategy Fund’s assets are actively allocated between common stocks of U.S. issuers and U.S. Treasury Securities. The Fund’s common stock investments are selected using a quantitative model that seeks to capture an enhanced return from the broad U.S. equity market, as represented by the Wilshire 5000, which represents the broadest index for the U.S. equity market, and consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. Using this quantitative model, the portfolio managers select a sampling of the common stocks contained in the Wilshire 5000 in an attempt to match the return of the Wilshire 5000 plus 1% to 2%, with volatility that from time-to-time may exceed that of the Wilshire 5000. The portfolio managers use this model to construct an equity

Centre American Equity normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies. U.S. companies, for this purpose, will consist of those companies that: (i) are incorporated in the U.S.; and (ii) list their common stock on, and principally trade on, the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market. The 80% portion of the Fund’s portfolio will consist of investments in U.S. companies that are members of the S&P 500 Index or possess similar market capitalization (greater than $3.0 billion) and trading volume attributes. The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies with market capitalizations of less than $3.0 billion, preferred stock, ETFs, and other securities.

The Fund’s common stock

While both Funds are actively managed and invest substantially in U.S. equities, Centre American Equity Fund has a disclosed policy to normally invest at least 80% of its net assets in U.S. large capitalization companies. ISI Strategy Fund’s principal investment strategies include a disclosed policy to invest 50% to 100% of the Fund’s assets in common stocks.

4 See description of fundamental policies below.

ISI Strategy Fund and Centre American Equity Fund: Investment Objectives, Strategies and Policies

ISI Strategy Fund	Centre American Equity Fund	Differences

portfolio having a market capitalization and industry sector weightings that closely resemble that of the Wilshire 5000, but, when the model suggests, the Fund’s sector weightings will be varied slightly in an effort to provide enhanced returns.

U.S. Treasury Securities include Treasury bills, notes and bonds as well as TIPS and STRIPS. TIPS are securities whose principal is adjusted according to changes in the consumer price index and whose principal increases with inflation and decreases with deflation. STRIPS are securities that do not pay interest currently but are purchased at a discount and are payable in full at maturity. U.S. Treasury Securities are backed by the “full faith and credit” of the U.S. Government.

investments may consist of exchange-listed equities from companies across various industry sectors and market capitalizations. The Fund may also invest in other investment companies including closed-end funds and ETFs, although these investments will be limited to no more than 10% of the Fund’s net assets. The Fund may invest in preferred stocks when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company. The Fund generally maintains a fully-invested posture. As such, cash will typically be held to a minimum. The Fund may invest in REITs of a diversified nature (both commercial and residential) if the issuers are members of the S&P 500 Index or possess similar market capitalization characteristics and trading volume attributes.

The Fund may also purchase or sell exchange-traded derivative products, such as exchange-traded futures and options, for temporary cash management or investment transition purposes. The Fund may also utilize exchange-traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio or overall capital protection. The notional value of the Fund’s aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of the Fund, after taking into account existing stock investments. The Fund will not use derivatives for purposes of obtaining leverage for the Fund.

The allocation of the Fund’s assets between U.S. common stocks and U.S. Treasury Securities is based upon ISI Inc.’s analysis of the pace of the economy and its forecast of	In selecting investments for Centre American Equity Fund, Centre utilizes a “bottom-up” fundamental stock selection process that Centre believes yields a more accurate picture of a company’s intrinsic

ISI Strategy Fund and Centre American Equity Fund: Investment Objectives, Strategies and Policies

ISI Strategy Fund	Centre American Equity Fund	Differences

the direction of interest rates and corporate earnings. When ISI Inc. expects the environment ahead to be more favorable to financial assets, the Fund would move towards a more aggressive strategy with a heavier weighting in common stocks. Conversely, when ISI Inc. expects a defensive environment ahead for financial assets, the Fund will move towards a conservative strategy with a heavier weighting in U.S. Treasury Securities and an emphasis on maturities of five years or less. A neutral strategy will be used in an environment with more mixed news. The allocation of the Fund’s assets will be reviewed periodically in light of ISI Inc.’s forecasts and will be changed when ISI Inc. believes it is appropriate.

The Fund’s assets will generally be allocated as follows:

• Aggressive Strategy - approximately 100% in common stocks. An aggressive strategy is defined as the strategy used when ISI Inc. expects the environment to be more favorable to financial assets, characterized by low inflation, declining interest rates and/or rising corporate profits.

• Neutral Strategy - approximately 75% in common stocks and 25% in U.S. Treasury Securities. A neutral strategy is defined as the strategy used when ISI Inc. expects the environment to be between aggressive and conservative.

• Conservative Strategy - approximately 50% in common stocks and 50% in U.S.

value. Centre analyzes a variety of factors when selecting investments for the Fund such as, a company’s operations, risk profile, growth expectations and valuation of its securities. Centre utilizes a disciplined, Economic Value Added framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate financier looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward Centre’s target price.

In determining whether a particular company or security may be a suitable investment for the Fund, Centre may focus on any number of different attributes that may include, without limitation: the company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders’ interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, Centre integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the

ISI Strategy Fund and Centre American Equity Fund: Investment Objectives, Strategies and Policies

	ISI Strategy Fund	Centre American Equity Fund	Differences

Treasury Securities. A conservative strategy is defined as the strategy used when ISI Inc. expects a defensive environment for financial assets, characterized by rising interest rates and/or declining corporate profits.

ISI Inc. buys and sells U.S. Treasury Securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, ISI Inc. will consider both yield and a security’s potential for capital appreciation resulting from possible changes in interest rates. At certain times, the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (less than 5 years) and at other times it may be relatively long (over 10 years). If the market environment is defensive and rising interest rates and weak corporate earnings are expected, the Fund may invest primarily in securities with shorter-term maturities. Conversely, in an aggressive market environment of low inflation, declining interest rates and rising corporate profits, the Fund may invest primarily in securities with longer-term maturities.

Fund’s assets to commit to a particular investment) in order to maximize return relative to risk.

Centre may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reason to originally put the security in the Fund’s portfolio have changed. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate.

Equity Securities	ISI Strategy Fund will invest in common stocks of U.S. issuers. ISI Strategy Fund may also invest in shares of S&P 500 SPDRs, which represent a proportionate undivided interest in a basket of securities owned by a unit investment trust.	Centre American Equity Fund may invest in equity securities of large capitalization U.S. companies, small-cap and mid-cap companies, other investment companies (as described below), common stocks traded on domestic and international securities exchanges, preferred stocks and convertible securities, and warrants or rights that give the holder the right to buy a common	No material differences. While the percentage of each Fund’s assets that are invested in equities may differ at any given time, both Funds will normally invest substantially in equity securities.

ISI Strategy Fund and Centre American Equity Fund: Investment Objectives, Strategies and Policies

	ISI Strategy Fund	Centre American Equity Fund	Differences
stock at a given time for a specified price.
Investment Companies	ISI Strategy Fund may not invest in other registered investment companies, except as permitted by Federal law.	Centre American Equity Fund may invest up to 10% of its net assets in other investment companies, such as ETFs and closed-end funds, but will not invest in “private funds” that rely upon the exemptions contained in Sections 3(c)(1) or 3(c)(7) of the 1940 Act. The Fund will also not invest in securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act or on Section 12(d)(1)(F) of the 1940 Act.	No material differences, as ISI Strategy Fund is permitted to invest in other registered investment companies in accordance with Federal law.
Debt and Fixed-Income Securities	ISI Strategy Fund is permitted to invest in U.S. Treasury Securities and high quality, short-term money market instruments.	Centre American Equity Fund is permitted to invest in debt and fixed-income securities, which may include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued by governments and corporations. The Fund may also invest in TIPS, money market instruments, ETNs and debentures.	Because Centre American Equity Fund has a disclosed policy of investing 80% of its net assets in certain U.S. equity securities (as described above), from time to time, ISI Strategy Fund may have more assets invested in fixed-income securities than Centre American Equity Fund. Accordingly, during such times, ISI Strategy Fund will be subject to greater risk associated with such investments, such as credit risk and risks related to interest rate changes.
REITs	No comparable strategy.	As noted above, Centre American Equity Fund is permitted to invest a limited percentage of its assets in REITs.	To the extent that ISI Strategy Fund does not invest in REITs, and Centre American Equity Fund has invested the limited percentage of its assets in REITs, Centre American Equity Fund will be subject to the risks associated with the real estate industry generally.
Derivatives	ISI Strategy Fund may invest in futures contracts, including securities index futures contracts.	As noted above, Centre American Equity Fund may purchase or sell exchange-traded derivative products, such as exchange-traded futures and options.	No material differences.
Forward Commitments	ISI Strategy Fund may purchase U.S. Treasury	Centre American Equity Fund may purchase securities on a when-	ISI Strategy Fund disclosed policy permits, but does not

ISI Strategy Fund and Centre American Equity Fund: Investment Objectives, Strategies and Policies

	ISI Strategy Fund	Centre American Equity Fund	Differences
and When-Issued Securities	Securities at their current market value on a “when-issued” basis. ISI Strategy Fund will ordinarily invest no more than 40% of its net assets in such securities.	issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.	require, the Fund to invest up to 40% of its net assets in certain when-issued securities.
Repurchase Agreements	ISI Strategy Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase the securities at an established time and price.	Centre American Equity Fund is permitted to enter into repurchase agreements but does not intend to do so.	No material differences, except that Centre American Equity Fund does not intend to enter into repurchase agreements.
Temporary Defensive Positions	For temporary defensive purposes, ISI Strategy Fund may invest up to 100% of its assets in high quality, short-term money market instruments, and in notes or bonds issued by the U.S. Treasury or other agencies of the U.S. government.	Centre American Equity Fund may, from time to time, take temporary defensive positions in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.	No material differences.
Illiquid Securities	ISI Strategy Fund may not invest more than 15% of the value of its net assets in illiquid securities.	No comparable policy.	No material differences, as SEC guidance restricts open-end funds, including Centre American Equity Fund, from investing more than 15% of their net assets in illiquid securities.

Comparison of Fundamental Policies of

ISI Strategy Fund and Centre American Equity Fund

The table below identifies the fundamental policies of each of ISI Strategy Fund and Centre American Equity Fund, and certain differences between them. As noted above, a Fund’s fundamental policy may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

Fundamental Policies

Policy	ISI Strategy Fund	Centre American Equity Fund	Differences
Industry Concentration	ISI Strategy Fund may not concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. government, its agencies and instrumentalities are not considered an industry).	Centre American Equity Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund’s total assets.	No material differences.
Diversification	With respect to 75% of its total assets, ISI Strategy Fund may not invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. government, its agencies and instrumentalities.	With respect to 75% of its total assets, Centre American Equity Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities.	No material differences.
Borrowing Money	ISI Strategy Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund’s total assets are outstanding, the Fund will not purchase securities for investment.	Centre American Equity Fund may not borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.	ISI Strategy Fund’s fundamental policy permits the Fund to borrow money in an amount not exceeding 10% of the Fund’s assets under certain circumstances. Centre American Equity Fund’s fundamental policy permits the Fund to borrow money to the extent permitted under the 1940 Act. To the extent that Centre American Equity Fund borrows more money than ISI Strategy Fund, Centre American Equity Fund may be subject to greater credit risk while the borrowing is outstanding.
Real Estate	ISI Strategy Fund may not	Centre American Equity Fund	Centre American Equity

Fundamental Policies

Policy	ISI Strategy Fund	Centre American Equity Fund	Differences
	invest in real estate or mortgages on real estate.	may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, provided however, that the Fund may purchase and sell securities or instruments representing interests in real estate or securities of companies that invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds).	Fund’s fundamental policy permits the Fund to purchase or sell assets representing interests in real estate or securities of real estate-related companies.
Commodities	ISI Strategy Fund may not purchase or sell commodities or commodities contracts (except that ISI Strategy Fund may purchase or sell futures contracts based on underlying securities indexes).	Centre American Equity Fund may not invest in commodities.	No material differences.
Underwriting Activities	ISI Strategy Fund may not act as an underwriter of securities within the meaning of the federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.	Centre American Equity Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.	No material differences.
Senior Securities	ISI Strategy Fund may not issue senior securities.	Centre American Equity Fund may not issue senior securities, except as permitted by the 1940 Act.	ISI Strategy Fund’s fundamental policy does not exclude from the restriction activities permitted by the 1940 Act.
Lending	ISI Strategy Fund may not make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objective and policies.	Centre American Equity Fund may not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan.	No material differences.
Investment for the Purpose of	No comparable policy.	Centre American Equity Fund may not make investments for	ISI Strategy Fund does not have a fundamental policy

Fundamental Policies

Policy	ISI Strategy Fund	Centre American Equity Fund	Differences
Exercising Control or Management over a Portfolio Company		the purpose of exercising control or management over a portfolio company.	prohibiting the Fund from investing for purposes of exercising control or management.
Unlisted Securities	No comparable policy.	Centre American Equity Fund may not invest in unlisted securities.	ISI Strategy Fund does not have a fundamental policy prohibiting the Fund from investing in unlisted securities.
Pledging	No comparable policy.	Centre American Equity Fund may not pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.	ISI Strategy Fund does not have a fundamental policy prohibiting the Fund from pledging, mortgaging or hypothecating its assets.

The Centre American Equity Fund’s SAI provides the following additional information regarding its investment limitations:

•

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. Although repurchase agreements and reverse repurchase agreements are allowed under the 1940 Act, the Fund will not utilize repurchase agreements or reverse repurchase agreements. Further, the Fund will not incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

•

The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets); however, the Fund will not borrow an amount greater than 10% of the Fund’s total assets and such borrowings will only be made to meet settlement requirements for redemptions.

•

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

ISI Municipal Fund and Centre Tax Exempt Fund

Comparison of Investment Objectives and Investment Strategies

The ISI Municipal Fund is a diversified open-end management investment company, and the Centre Tax Exempt Fund is a diversified series of an open-end management investment company. ISI Inc. and Centre have reviewed the current portfolio holdings of the ISI Municipal Fund and determined that those holdings are compatible with the Centre Tax Exempt Fund’s investment objectives, strategies and policies. The ISI Municipal Fund will work in good faith to sell any securities that the Centre Tax Exempt Fund cannot acquire due to prospectus investment limitations and acquire replacement securities. Centre anticipates that most, if not all, of the securities held by ISI Municipal Fund at the time of the Reorganization will be transferred to the Centre Tax Exempt Fund and retained by the Centre Tax Exempt Fund after the Reorganization.

Investment Objectives and Investment Strategies

	ISI Municipal Fund	Centre Tax Exempt Fund	Differences
Investment Objective

ISI Municipal Fund seeks to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax. This is a fundamental policy.[5]

		Centre Tax Exempt Fund seeks to maximize investors’ total return through capital appreciation and current income exempt from federal income tax. This is a fundamental policy.[5]	No material differences.
Principal Investment Strategies

Under normal circumstances, ISI Municipal Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest rating categories by Moody’s or S&P, but may be unrated if they are determined to be of equivalent quality by ISI Inc.

ISI Municipal Fund’s investments in municipal securities may include general obligation bonds, revenue bonds, industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power, revenue bonds are backed by the revenues of a specific project, facility or tax and industrial revenue bonds are backed by the credit of a private user of a

Under normal circumstances, Centre Tax Exempt Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest rating categories by Moody’s or S&P, but may be unrated if they are determined to be of equivalent quality by Centre.

Centre Tax Exempt Fund’s investments in municipal securities may include general obligation bonds, revenue bonds, facility or tax and industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power. Revenue bonds are backed by the revenues of a specific project. Facility or tax and industrial revenue bonds are backed by the credit of a private user of a facility. Pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in

No material differences.

5 See description of fundamental policies below.

Investment Objectives and Investment Strategies

ISI Municipal Fund	Centre Tax Exempt Fund	Differences
facility. Pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities.	a designated escrow account that holds U.S. Treasury securities. From time to time, the Centre Tax Exempt Fund’s investments may focus in a certain state, region or sector of the municipal market.

ISI Municipal Fund may invest in taxable obligations that are consistent with its objective of a high level of total return with relative stability of principal. To the extent the Fund invests in taxable obligations, a larger portion of its distributions will be taxable than would be the case if the Fund placed a greater emphasis on earning tax-free income. The Fund does not currently intend to acquire municipal securities that are subject to the alternative minimum tax but may so invest up to 20% of its net assets.

Centre Tax Exempt Fund may also invest in taxable obligations. To the extent that the Fund invests in taxable obligations, a larger portion of its distributions will be taxable than would be the case if the Fund focused more on earning tax-free income. Centre Tax Exempt Fund does not currently intend to acquire securities that are subject to the alternative minimum tax, but it is permitted to invest up to 20% of its net assets in such securities.
ISI Inc. buys and sells securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, ISI Inc. will consider both yield and a security’s potential for capital appreciation resulting from changes in interest rates. ISI Municipal Fund’s average maturity will depend upon ISI Inc.’s assessment of both the relative yields available on securities with different maturities and future changes in interest rates. ISI Inc. may take full advantage of the entire range of maturities offered by municipal securities. If the market environment is defensive and rising interest rates and weak corporate earnings are expected, the Fund may invest primarily in securities with shorter-term maturities (under 5 years). Conversely, in an aggressive market environment

In selecting investments for Centre Tax Exempt Fund, Centre considers yield and a security’s potential for capital appreciation resulting from changes in interest rates. Centre will utilize a fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. Centre’s investment approach seeks to manage and take advantage of short-term deviations from the general trend in rates. Centre will review the Fund’s portfolio on a monthly basis and adjust it, as appropriate, based on Centre’s interest rate outlook. Centre will also assess the relative yields available on securities with different maturities and future changes in interest rates. Centre may select municipal securities with varying maturities. If the market environment is defensive characterized by an expectation of rising interest rates, Centre Tax Exempt Fund may invest primarily in securities with shorter-term maturities, cash or cash equivalents, as well as sell U.S. exchange traded

Investment Objectives and Investment Strategies

	ISI Municipal Fund	Centre Tax Exempt Fund	Differences
of low inflation, declining interest rates and rising corporate profits, the Fund may invest primarily in securities with longer-term maturities (20-30 years).

futures contracts on bond indices or U.S. Treasury Notes and Bonds to shorten the duration of the portfolio. Conversely, in an aggressive market environment of low inflation, characterized by declining interest rates, the Fund may invest primarily in securities with longer-term maturities, as well as purchase U.S. exchange traded futures contracts on bond indices or U.S. Treasury Notes and Bonds to lengthen the duration of the portfolio.

Rated Municipal Obligations

ISI Municipal Fund invests at least 75% of its portfolio of tax-free municipal obligations (“Municipal Obligations”) in securities rated, at the time of investment, A1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody’s or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by ISI Inc. The ratings of Moody’s for tax-exempt bonds in which the Fund may invest are Aaa, Aa1, Aa, and A1. ISI Municipal Fund may also invest up to 10% of its total assets in money market funds, but such funds must maintain an “AAA” investment grade rating by a nationally recognized statistical rating organization.

		Centre Tax Exempt Fund’s investments in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities will usually be rated within the three highest rating categories by Moody’s or S&P, but may be unrated if they are determined to be of equivalent quality by Centre.	No material differences.
When-Issued Securities	ISI Municipal Fund may invest in new issues of Municipal Obligations on a “when-issued” basis, which means that delivery and payment for such Municipal Obligations normally takes place within 45 days after the date of the commitment to purchase.

Centre Tax Exempt Fund may invest in new issues of tax-free Municipal Obligations, which are usually offered on a “when-issued” basis, which means that delivery and payment for such Municipal Obligations normally takes place within 45 days after the date of the commitment to purchase.

No material differences.
Stand-by Commitments	ISI Municipal Fund may acquire “stand-by commitments” with respect to Municipal Obligations	Centre Tax Exempt Fund may acquire “stand-by commitments” with respect to Municipal	No material differences.

Investment Objectives and Investment Strategies

	ISI Municipal Fund	Centre Tax Exempt Fund	Differences
	held in its portfolio.	Obligations held in its portfolio.
Variable and Floating Rate Demand Obligations

ISI Municipal Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days’ notice if there is no secondary market available for these obligations.

Centre Tax Exempt Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days’ notice if there is no secondary market available for these obligations.

No material differences.
Futures Contracts	The ISI Municipal Fund may purchase and sell U.S. exchange traded futures contracts on bond indices.	Centre Tax Exempt Fund may purchase and sell U.S. exchange traded futures contracts on bond indices and U.S. Treasury Notes and Bonds.	No material differences.
Repurchase Agreements

The Fund may agree to purchase securities issued by the United States Treasury from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase the securities at an established time and price.

		Centre Tax Exempt Fund may enter into repurchase agreements fully collateralized by U.S. Treasury Securities.	No material differences.
Taxable Investments

ISI Municipal Fund may, from time to time and under certain circumstances or for certain purposes, invest in securities which pay interest that is subject to federal income tax. The Fund may invest up to 20% of its net assets in taxable investments.

Centre Tax Exempt Fund may, from time to time and under certain circumstances or for certain purposes, invest in securities which pay interest that is subject to federal income tax. The Fund may invest up to 20% of its net assets in taxable investments.

No material differences.
Fund Size

ISI Municipal Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million.

		No comparable strategy.	Centre Tax Exempt Fund is currently not restricted as to size.
Investment	ISI Municipal Fund may invest	Centre Tax Exempt Fund may invest	No material differences, as

Investment Objectives and Investment Strategies

	ISI Municipal Fund	Centre Tax Exempt Fund	Differences
Companies	in other registered investment companies as permitted by federal law.	in other investment companies, such as ETFs and closed-end funds, although these will be limited to no more than 10% of the Fund’s net assets. The Fund will not invest in “private funds” that rely upon the exemptions contained in Sections 3(c)(1) or 3(c)(7) of the 1940 Act. The Fund will also not invest in securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act or on Section 12(d)(1)(F) of the 1940 Act.	each Fund is permitted to invest in registered investment companies as permitted by Federal law.
Derivatives Instruments	As noted above, ISI Municipal Fund may purchase and sell Futures Contracts.	Centre Tax Exempt Fund may use derivatives, such as options and futures, that are related to fixed-income securities. The Fund may also be exposed to exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions.	Centre Tax Exempt Fund is permitted to use options.
Temporary Defensive Positions	To reduce risk under adverse market conditions, ISI Inc. may, for temporary defensive purposes, invest up to 100% of the Fund’s assets in short-term U.S. Government and agency securities, bank and corporate securities, and repurchase agreements fully collateralized by these securities.	Centre Tax Exempt Fund may, from time to time, take temporary defensive positions in an attempt to respond to adverse market, economic, political, or other conditions.	No material differences.
80% Policy	The Fund, under normal circumstances, will invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in tax-exempt securities of state and local governments in the United States and their political sub-divisions, agencies and instrumentalities. Shareholders will be provided with at least 60 days’ prior notice of any change in this investment policy.	The Fund has a policy to invest, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities The 80% Policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior written notice to shareholders.	No material differences.

Comparison of Fundamental Policies of

ISI Municipal Fund and Centre Tax Exempt Fund

The table below identifies the fundamental policies of each of ISI Municipal Fund and Centre Tax Exempt Fund, and certain differences between them. As noted above, a Fund’s fundamental policy may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

Fundamental Policies

Policy	ISI Municipal Fund	Centre Tax Exempt Fund	Differences
Industry Concentration	ISI Municipal Fund may not concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose, the U.S. government or any state or local government or their agencies and instrumentalities are not considered to be an industry).	Centre Tax Exempt Fund may not concentrate in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies, and municipal bonds issued by a state or other agency that purchases U.S. government securities to pledge as collateral for the bond issue).	No material differences.
Diversification	With respect to 75% of its total assets, ISI Municipal Fund may not invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. government or its agencies and instrumentalities are not considered to be an issuer and, in the case of municipal obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer).	With respect to 75% of its total assets, Centre Tax Exempt Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities.	No material differences.
Borrowing Money	ISI Municipal Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund’s total assets are outstanding, the Fund will not purchase securities.	Centre Tax Exempt Fund may not borrow money, except to the extent permitted under the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of the	ISI Municipal Fund’s fundamental policy permits the Fund to borrow money for only extraordinary or emergency purposes and in an amount not exceeding 10% of total assets. Centre Tax Exempt Fund’s fundamental policy permits the Fund to borrow money to the extent permitted under the 1940 Act. To the extent that Centre Tax Exempt Fund borrows more money than ISI Municipal Fund, Centre Tax Exempt

Fundamental Policies

Policy	ISI Municipal Fund	Centre Tax Exempt Fund	Differences
		Fund’s total assets (not including temporary borrowings not in excess of 5% of its total assets).	Fund may be subject to greater credit risk while the borrowing is outstanding.
Real Estate	ISI Municipal Fund may not invest in real estate or mortgages on real estate, provided that the Fund may purchase securities secured or otherwise supported by interests in real estate.	Centre Tax Exempt Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans.	Centre Tax Exempt Fund’s fundamental policy permits the Fund to make certain real estate-related investments, including REITs, mortgage-backed securities and real estate mortgage loans.
Commodities	ISI Municipal Fund may not purchase or sell commodities or commodities contracts, provided that for purposes of this restriction, financial futures contracts are not considered commodities or commodities contracts.	Centre Tax Exempt Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices.	Centre Tax Exempt Fund’s fundamental policy permits the Fund to invest in commodity-linked instruments and other instruments that are linked to or secured by physical commodities or related indices.
Underwriting Activities	ISI Municipal Fund may not act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.	Centre Tax Exempt Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.	No material differences.
Senior Securities	ISI Municipal Fund may not issue senior securities, provided that investments in financial futures contracts and when-	Centre Tax Exempt Fund may not issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations	No material differences.

Fundamental Policies

Policy	ISI Municipal Fund	Centre Tax Exempt Fund	Differences
	issued securities shall not be deemed to involve issuance of a senior security.	thereunder that may be adopted, granted or issued by the SEC.
Lending	ISI Municipal Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies.	Centre Tax Exempt Fund may not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan.	No material differences.
Short Sales	ISI Municipal Fund may not effect short sales of securities.	No comparable policy.	Centre Tax Exempt Fund does not have a fundamental policy prohibiting the Fund from using short sales.
Purchasing Securities on Margin	ISI Municipal Fund may not purchase securities on margin (except that the ISI Municipal Fund may obtain such short-term credits as may be necessary for the clearance of transactions).	No comparable policy.	Centre Tax Exempt Fund does not have a fundamental policy prohibiting the Fund from purchasing securities on margin.
Interests in Oil, Gas, Other Mineral Exploration Programs	ISI Municipal Fund may not purchase participations or other interests in oil, gas or other mineral exploration or development programs or leases.	No comparable policy.	Centre Tax Exempt Fund does not have a fundamental policy prohibiting such purchases.
Illiquid Securities	ISI Municipal Fund may not invest more than 10% of its total assets in illiquid securities, including repurchase agreements with remaining maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days’ notice if there is no secondary market available for these obligations.	No comparable policy.	Although Centre Tax Exempt Fund does not have a fundamental policy regarding illiquid securities, SEC guidance prohibits open-end funds, including the Fund, from investing more than 15% of their net assets in illiquid securities.

The Centre Tax Exempt Fund’s SAI provides the following additional information regarding its investment limitations:

•

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. The Fund does not intend to incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

•

The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of the Fund’s total assets (not including temporary borrowings not in excess of 5% of its total assets).

•

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

APPENDIX C

PERFORMANCE INFORMATION

Centre Treasury Fund

The following performance information provides some indication of the risks of investing in the Centre Treasury Fund by showing how the Fund’s performance has varied over time. The following information shows the performance of Investor Class shares only. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

The Centre Treasury Fund does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table for the full calendar year will be included. The table below compares the Fund’s average annual total returns for the period indicated to a broad-based securities market index. The index is not actively managed and not available for direct investment. The performance table assumes reinvestment of dividends and distributions. The Fund’s past performance (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.centrefunds.com or by calling 1-855-298-4236.

Average Annual Total Returns – Investor Class Shares

(for the period ended December 31, 2014)

Since Inception (January 21, 2014)
Investor Class Shares*
Return Before Taxes	1.74%
Return After Taxes on Distributions	1.20%
Return After Taxes on Distributions and Sale of Fund Shares	0.99%
Barclays Capital U.S. Treasury Index** (reflects no deduction for fees, expenses, or taxes)	4.32%

* After-tax returns are shown for Investor Class shares only and will vary for Institutional Class shares, which have a different expense ratio.

** Barclays Capital U.S. Treasury Index – includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. You cannot invest directly into an index.

After tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table below. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or an IRAs. If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

Centre American Equity Fund

The following performance information provides some indication of the risks of investing in the Centre American Fund (the “Fund”) by showing how the Fund’s performance has varied over time. The following information shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual total returns for the periods indicated to a broad-based securities market index. The index is not actively managed and not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.centrefunds.com or by calling 1-855-298-4236.

CALENDAR YEAR TOTAL RETURNS

Annual Total Returns (Years Ended December 31) - Investor Class Shares

Best Quarter:	1st Quarter, 2012	+13.79%
Worst Quarter:	2nd Quarter, 2012	-3.55%

Average Annual Total Returns – Investor Class Shares

(for the periods ended December 31, 2014)

	1 Year	Since Inception (December 21, 2011)
Return Before Taxes	8.99%	16.40%
Return After Taxes on Distributions*	8.64%	13.22%
Return After Taxes on Distributions and Sale of Fund Shares*	5.38%	11.53%
S&P 500 Index** (reflects no deduction for fees, expenses, or taxes)	13.69%	20.68%

* After-tax returns are shown for Investor Class shares only since the Investor Class has the longest period of annual returns and will vary for Institutional Class shares, which have a different expense ratio.

** The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

After tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table below. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-

deferred arrangements, such as 401(k) plans or an IRAs. If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

During the Centre American Equity Fund’s most recent fiscal year ended September 30, 2014, its portfolio turnover rate was 72% of the average value of its portfolio.

Centre Tax Exempt Fund

It is expected that the Centre Tax Exempt Fund will be the successor to the ISI Municipal Fund through the Reorganization. Set forth in the bar chart and table below is past performance information for the ISI Municipal Fund, during which time ISI Inc. (not Centre) managed the ISI Municipal Fund’s portfolio. The information below may help provide some indication of the risks of investing in the Centre Tax Exempt Fund. Performance information for the Centre Tax Exempt Fund is not presented because it has not yet commenced operations. As accounting successor to the ISI Municipal Fund, the Centre Tax Exempt Fund will assume the ISI Municipal Fund’s historical performance after the Reorganization.

The bar chart shows the performance of the ISI Municipal Fund’s Class A shares from year to year for each of the past 10 calendar years. The impact of taxes and sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table compares the average annual total returns of the ISI Municipal Fund’s Class A and Class I shares for the periods stated to those of those of a broad-based market index. The index is not actively managed and not available for direct investment. The table also presents the impact of taxes on the returns of Class A shares.

CALENDAR YEAR TOTAL RETURNS

During the periods shown in the bar chart, the highest return for a quarter was 4.59% (quarter ended December 31, 2008) and the lowest return for a quarter was -4.55% (quarter ended December 31, 2010).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2014)

The table below shows how the ISI Municipal Fund’s average annual total returns compare with those of the Barclays Capital Prerefunded Municipal Bond Index and the Barclays Capital General Obligation Index. The table also presents the impact of taxes on the returns of Class A shares. After-tax returns are shown for Class A shares only and after tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

	1 Year	5 Years	10 Years	Since Inception (October 7, 2010)
Class A Shares
Return Before Taxes	1.51%	2.14%	2.84%
Return After Taxes on Distributions	1.50%	2.05%	2.76%
Return After Taxes on Distributions and Sale of Fund Shares	1.74%	2.21%	2.85%
Class I Shares
Return Before Taxes	4.93%	N/A	N/A	1.51%
Barclays Capital Prerefunded Municipal Bond Index (reflects no deduction for fees, expenses or taxes)*	1.84%	1.94%	3.09%	1.67%**
Barclays Capital General Obligation Index (reflects no deduction for fees, expenses or taxes)*	7.83%	4.83%	4.67%	4.05%**

* The Barclays Capital Prerefunded Municipal Bond Index is a market value weighted index comprised of pre-refunded and/or escrowed-to-maturity municipal bonds, provided that the collateral in the escrow account is comprised strictly of obligations of, and carry the full faith and credit of, the U.S. Treasury. To be included in the Index, bonds must have an explicit or implicit credit rating of AAA. The Barclays Capital General Obligation Index is reflective of general municipal market performance and is comprised of investment grade state and local general obligation bonds with six to eight years remaining until maturity.

** The ISI Municipal Fund Class I shares inception date is October 7, 2010. Benchmark returns are for the period beginning October 31, 2010.

During the ISI Municipal Fund’s most recent fiscal year ended October 31, 2014, its portfolio turnover rate was 6% of the average value of its portfolio.

APPENDIX D

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the financial performance of each of the Centre American Select Equity Fund and the Centre Active U.S. Treasury Fund since its inception. The Centre Active U.S. Tax Exempt Fund is newly formed and has not yet commenced operations. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the applicable Centre Fund, assuming reinvestment of any dividends and capital gains. This information, which is audited, is included in the Annual Report of the Centre American Select Equity Fund and the Centre Active U.S. Treasury Fund, dated September 30, 2014.

Centre American Select Equity Fund – Investor Class Shares

	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2013	For the Period December 21, 2011 (Inception) to September 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$ 10.38	$ 11.79	$ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.06	0.09	0.07
Net realized and unrealized gain on investments	1.73	0.97	1.72

Total income from investment operations	1.79	1.06	1.79

DISTRIBUTIONS:
Net investment income	(0.09)	(0.18)	–
Net realized gains on investments	(0.00) (c)	(2.29)	–

Total distributions	(0.09)	(2.47)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 2)	0.00 (d)	0.00 (d)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.70	(1.41)	1.79

NET ASSET VALUE, END OF PERIOD	$ 12.08	$ 10.38	$ 11.79

Total Return(e)	17.31%	12.30%	17.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$ 116,045	$ 129,765	$ 24,220

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.53%	0.88%	0.69%(f)
Operating expenses excluding reimbursement/waiver	1.43%	1.51%	2.32%(f)
Operating expenses including reimbursement/waiver	1.05%	1.06%(g)	1.25%(f)

PORTFOLIO TURNOVER RATE	72%	175%	67%(h)

(a)	Prior to January 21, 2014, the Centre American Select Equity Fund was named the Drexel Hamilton Centre American Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $(0.005) per share.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(f)	Annualized.
(g)	Effective January 11, 2013, the net expense limitation changed from 1.25% to 1.05%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

Centre American Select Equity Fund – Institutional Class Shares

For the Period January 21, 2014 (Inception) to September 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$11.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05
Net realized and unrealized gain on investments	0.64

Total income from investment operations	0.69

NET INCREASE IN NET ASSET VALUE	0.69

NET ASSET VALUE, END OF PERIOD	$12.08

Total Return(b)	6.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$15,826

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.65%(c)
Operating expenses excluding reimbursement/waiver	1.26%(c)
Operating expenses including reimbursement/waiver	0.95%(c)

PORTFOLIO TURNOVER RATE	72%(d)

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

Centre Active U.S. Treasury Fund – Investor Class Shares

For the Period January 21, 2014 (Inception) to September 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00(b)
Net realized and unrealized gain on investments	0.07

Total income from investment operations	0.07

NET INCREASE IN NET ASSET VALUE	0.07

NET ASSET VALUE, END OF PERIOD	$10.07

Total Return(c)	0.70%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.07%(d)
Operating expenses excluding reimbursement/waiver	2.09%(d)
Operating expenses including reimbursement/waiver	0.85%(d)

PORTFOLIO TURNOVER RATE	439%(e)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

Centre Active U.S. Treasury Fund – Institutional Class Shares

For the Period January 21, 2014 (Inception) to September 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized gain on investments	0.07

Total income from investment operations	0.09

NET INCREASE IN NET ASSET VALUE	0.09

NET ASSET VALUE, END OF PERIOD	$10.09

Total Return(b)	0.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$14,514

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.29%(c)
Operating expenses excluding reimbursement/waiver	1.86%(c)
Operating expenses including reimbursement/waiver	0.60%(c)

PORTFOLIO TURNOVER RATE	439%(d)

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

APPENDIX E

OWNERSHIP OF SHARES OF THE ISI FUNDS AND CENTRE FUNDS

ISI Treasury Fund

As of January 12, 2015, the ISI Treasury Fund had the following numbers of outstanding shares of stock:

ISI Treasury Fund Shares	Number of Outstanding Shares: 5,459,430.455

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the ISI Treasury Fund’s management, as of January 12, 2015, the following entities held beneficially or of record more than 5% of the ISI Treasury Fund’s outstanding shares:

Shareholder Name and Address	Amount of Shares	Percentage of Shares
First Clearing, LLC 10700 N Park Drive Glen Allen, VA 23060	977,538.601	17.91%
Morgan Stanley & Co., Inc. 1585 Broadway New York, NY 10036	686,899.937	12.58%
RBC Capital Markets Corp 60 South 6th Street Minneapolis, MN 55402	606,551.072	11.11%
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	482,032.514	8.83%
Pershing, LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399	392,766.274	7.19%

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

ISI North American Fund

As of January 12, 2015, the ISI North American Fund had the following numbers of outstanding shares of stock:

Class A Shares	Number of Outstanding Shares: 6,646,642.815
Class C Shares	Number of Outstanding Shares: 1,503,721.944
Class I Shares	Number of Outstanding Shares: 615,451.409

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the ISI North American Fund’s management, as of January 12, 2015, the following entities held beneficially or of record more than 5% of the ISI North American Fund’s outstanding shares:

Class A Shareholder Name and Address	Amount – Class A Shares	Percentage of Class A Shares
RBC Capital Markets Corp 60 South 6th Street Minneapolis, MN 55402	1,284,019.930	19.32%
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	1,131,478.894	17.02%
First Clearing, LLC 10700 N Park Drive Glen Allen, VA 23060	997,863.343	15.01%
Pershing, LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399	612,575.891	9.22%
Stifel Nicolaus & Co, Inc. 501 N Broadway St. Louis, MO 53102	547,417.17	8.24%
Raymond James & Assoc., Inc. 50 N Front St., 15th Floor Memphis, TN 38103	435,051.203	6.55%
Morgan Stanley & Co., Inc. 1585 Broadway New York, NY 10036	386,345.969	5.81%
UBS Financial Services, Inc. 1000 Harbor Rd, 8th Floor Weehawken, NJ 07086	345,797.372	5.20%
Class C Shareholder Name and Address	Amount - Class C Shares	Percentage of Class C Shares
Raymond James & Assoc., Inc. 50 N Front St., 15th Floor Memphis, TN 38103	553,801.671	36.83%
First Clearing, LLC 10700 N Park Drive Glen Allen, VA 23060	248,965.399	16.56%
RBC Capital Markets Corp 60 South 6th Street Minneapolis, MN 55402	195,311.407	12.99%
Morgan Stanley & Co., Inc. 1585 Broadway New York, NY 10036	143,785.638	9.56%
Pershing, LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399	108,071.747	7.19%
William Blair & Co, LLC 222 W Adams, 13th Floor Chicago, Il 60606	77,391.798	5.15%
Class I Shareholder Name and Address	Amount – Class I Shares	Percentage of Class I Shares
First Clearing, LLC 10700 N Park Drive Glen Allen, VA 23060	374,101.326	60.78%
Pershing, LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399	201,771.705	32.78%

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Centre Treasury Fund

As of January 12, 2015, the Centre Treasury Fund had the following numbers of outstanding shares of stock:

Investor Class Shares	Number of Outstanding Shares: 506.187
Institutional Class Shares	Number of Outstanding Shares: 1,724,057.36

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the Centre Treasury Fund’s management, as of January 12, 2015, the following entities and individuals held beneficially or of record more than 5% of the Centre Treasury Fund’s outstanding shares:

Investor Class Shareholder Name and Address	Amount – Investor Class Shares	Percentage of Investor Class Shares
James A. Abate 48 Wall Street, Suite 1100 New York, NY 10005	506.187	100.00%
Institutional Class Shareholder Name and Address	Amount – Institutional Class Shares	Percentage of Institutional Class Shares
SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	1,723,551.056	99.97%

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

ISI Strategy Fund

As of January 12, 2015, the ISI Strategy Fund had the following numbers of outstanding shares of stock:

ISI Strategy Fund Shares	Number of Outstanding Shares: 5,785,851.176

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the ISI Strategy Fund’s management, as of January 12, 2015, the following entities held beneficially or of record more than 5% of the ISI Strategy Fund’s outstanding shares:

Shareholder Name and Address	Amount of Shares	Percentage of Shares
RBC Capital Markets Corp 60 South 6th Street Minneapolis, MN 55402	1,290,151.44	22.30%
Raymond James & Assoc., Inc. 50 N Front St., 15th Floor Memphis, TN 38103	1,050,260.862	18.15%
Pershing, LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399	701,110.875	12.12%

Shareholder Name and Address	Amount of Shares	Percentage of Shares
First Clearing, LLC 10700 N Park Drive Glen Allen, VA 23060	690,891.529	11.94%
ISI Group, Inc. 535 Madison Ave., 30th Floor New York, NY 10022	542,714.558	9.38%

Centre American Equity Fund

As of January 12, 2015, the Centre American Equity Fund had the following numbers of outstanding shares of stock:

Investor Class Shares	Number of Outstanding Shares: 9,483,365.637
Institutional Class Shares	Number of Outstanding Shares: 1,450,955.091

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the Centre American Equity Fund’s management, as of January 12, 2015, the following entities held beneficially or of record more than 5% of the Centre American Equity Fund’s outstanding shares:

Investor Class Shareholder Name and Address	Amount – Investor Class Shares	Percentage of Investor Class Shares
Charles Schwab & Co., Inc. SF215FMT-05 211 Main St. San Francisco, CA 94105	5,165,514.76	54.47%
National Financial Services, LLC 200 Liberty St. New York, NY 10281	1,561,209.792	16.46%
TD Ameritrade, Inc. 200 S 108th Ave. Omaha, NE 68154	570,011.635	6.01%
Institutional Class Shareholder Name and Address	Amount – Institutional Class Shares	Percentage of Institutional Class Shares
SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	1,448,640.723	99.84%

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

ISI Municipal Fund

As of January 12, 2015, the ISI Municipal Fund had the following numbers of outstanding shares of stock:

Class A Shares	Number of Outstanding Shares: 5,509,404.208
Class I Shares	Number of Outstanding Shares: 744,425.296

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the ISI Municipal Fund’s management, as of January 12, 2015, the following entities held beneficially or of record more than 5% of the ISI Municipal Fund’s outstanding shares:

Class A Shareholder Name and Address	Amount – Class A Shares	Percentage of Class A Shares
RBC Capital Markets Corp 60 South 6th Street Minneapolis, MN 55402	1,246,772.074	22.63%
First Clearing, LLC 10700 N Park Drive Glen Allen, VA 23060	1,199,574.71	21.77%
Morgan Stanley & Co., Inc. 1585 Broadway New York, NY 10036	489,432.906	8.88%
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	483,802.625	8.78%
Raymond James & Assoc., Inc. 50 N Front St., 15th Floor Memphis, TN 38103	483,195.377	8.77%
Pershing, LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399	318,573.835	5.78%
National Financial Services, Corp. 82 Devonshire Street Boston, MA 02109	299,230.177	5.43%
Class I Shareholder Name and Address	Amount – Class I Shares	Percentage of Class I Shares
First Clearing, LLC 10700 N Park Drive Glen Allen, VA 23060	693,396.186	93.15%
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	37,929.227	5.10%

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Centre Tax Exempt Fund

As of January 12, 2015, there were no outstanding shares of the Centre Tax Exempt Fund.

TOTAL RETURN U.S. TREASURY FUND, INC.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 16, 2015

The undersigned holder of common shares of Total Return U.S. Treasury Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Carrie L. Butler and R. Alan Medaugh, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned, to attend the Joint Special Meeting of Shareholders of the Fund (the “Joint Special Meeting”) to be held at 9:00 a.m., Eastern Time, March 16, 2015 at the offices of Kramer Levin Naftalis & Frankel, 1177 Avenue of Americas, New York, NY 10036, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Joint Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

TOTAL RETURN U.S. TREASURY FUND, INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE

TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	FOR	AGAINST	ABSTAIN

PROPOSAL

1. To approve the Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized into a series of Centre Funds as described in the Proxy Statement/Prospectus.	¡	¡	¡

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

NORTH AMERICAN GOVERNMENT BOND FUND, INC.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 16, 2015

The undersigned holder of common shares of North American Government Bond Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Carrie L. Butler and R. Alan Medaugh, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned, to attend the Joint Special Meeting of Shareholders of the Fund (the “Joint Special Meeting”) to be held at 9:00 a.m., Eastern Time, March 16, 2015 at the offices of Kramer Levin Naftalis & Frankel, 1177 Avenue of Americas, New York, NY 10036, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Joint Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

NORTH AMERICAN GOVERNMENT BOND FUND, INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE

TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	FOR	AGAINST	ABSTAIN

PROPOSAL

1. To approve the Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized into a series of Centre Funds as described in the Proxy Statement/Prospectus.	¡	¡	¡

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ISI STRATEGY FUND, INC.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 16, 2015

The undersigned holder of common shares of ISI Strategy Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Carrie L. Butler and R. Alan Medaugh, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned, to attend the Joint Special Meeting of Shareholders of the Fund (the “Joint Special Meeting”) to be held at 9:00 a.m., Eastern Time, March 16, 2015 at the offices of Kramer Levin Naftalis & Frankel, 1177 Avenue of Americas, New York, NY 10036, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Joint Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ISI STRATEGY FUND, INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE

TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	FOR	AGAINST	ABSTAIN

PROPOSAL

1. To approve the Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized into a series of Centre Funds as described in the Proxy Statement/Prospectus.	¡	¡	¡

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

MANAGED MUNICIPAL FUND, INC.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 16, 2015

The undersigned holder of common shares of Managed Municipal Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Carrie L. Butler and R. Alan Medaugh, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned, to attend the Joint Special Meeting of Shareholders of the Fund (the “Joint Special Meeting”) to be held at 9:00 a.m., Eastern Time, March 16, 2015 at the offices of Kramer Levin Naftalis & Frankel, 1177 Avenue of Americas, New York, NY 10036, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Joint Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

MANAGED MUNICIPAL FUND, INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE

TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	FOR	AGAINST	ABSTAIN

PROPOSAL

1. To approve the Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized into a series of Centre Funds as described in the Proxy Statement/Prospectus.	¡	¡	¡

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

STATEMENT OF ADDITIONAL INFORMATION

February 10, 2015

For the Reorganization of:

Total Return U.S. Treasury Fund, Inc.

North American Government Bond Fund, Inc.

ISI Strategy Fund, Inc.

and

Managed Municipal Fund, Inc.

666 Fifth Avenue, 11th Floor

New York, New York 10103

(212) 446-5600

INTO

Centre Active U.S. Treasury Fund

Centre American Select Equity Fund

and

Centre Active U.S. Tax Exempt Fund,

each a series of Centre Funds

48 Wall Street, Suite 1100

New York, New York 10005

(212) 918-4705

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated February 10, 2015 relating to the Special Joint Meeting of Shareholders of Total Return U.S. Treasury Fund, Inc. (the ISI Treasury Fund), North American Government Bond Fund, Inc. (the “ISI North American Fund”), ISI Strategy Fund, Inc. (the “ISI Strategy Fund”) and Managed Municipal Fund, Inc. (the “ISI Municipal Fund”) (together, the “ISI Funds”), to be held on Monday, March 16, 2015, at 9:00 a.m. Eastern Time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036 (the “Special Meeting”). The purpose of the Special Meeting is to seek, with respect to each ISI Fund, approval of the ISI Fund’s shareholders of an Agreement and Plan of Reorganization (the “Plan”) under which under which the ISI Treasury Fund and the ISI North American Fund will be reorganized into the Centre Active U.S. Treasury Fund (the “Centre Treasury Fund”); the ISI Strategy Fund will be reorganized into the Centre American Select Equity Fund (the “Centre American Equity Fund”); and the ISI Municipal Fund will be reorganized into the Centre Active U.S. Tax Exempt Fund (the “Centre Tax Exempt Fund”) (such reorganizations collectively, the “Reorganization”). Each of Centre Treasury Fund, Centre American Equity Fund and Centre Tax Exempt Fund (together, the “Centre Funds”) is a series of Centre Funds (the “Centre Trust”), a Delaware statutory trust. Pursuant to the Plan:

—

all of the assets and stated liabilities of the ISI Treasury Fund will be transferred to the Centre Treasury Fund in exchange for Investor Class shares of the Centre Treasury Fund, which will be distributed by the ISI Treasury Fund to its shareholders;

—

all of the assets and stated liabilities of the ISI North American Fund will be transferred to the Centre Treasury Fund in exchange for Investor Class shares of the Centre Treasury Fund, which will be distributed by the ISI North American Fund to its Class A and Class C shareholders, and Institutional Class shares of the Centre Treasury Fund, which will be distributed by the ISI North American Fund to its Class I shareholders;

—

all of the assets and stated liabilities of the ISI Strategy Fund will be transferred to the Centre American Equity Fund in exchange for Investor Class shares of the Centre American Equity Fund, which will be distributed by the ISI Strategy Fund to its shareholders; and

—

all of the assets and stated liabilities of the ISI Municipal Fund will be transferred to the Centre Tax Exempt Fund in exchange for Investor Class shares of the Centre Tax Exempt Fund, which will be distributed by the ISI Municipal Fund to its Class A shareholders, and Institutional Class shares of the Centre Tax Exempt Fund, which will be distributed by the ISI Municipal Fund to its Class I shareholders.

The Proxy Statement/Prospectus and this Statement of Additional Information are available upon request, without charge, by writing to the applicable address or calling the telephone numbers listed below.

Centre Funds:

By mail:	Centre Funds
48 Wall Street, Suite 1100
New York, New York 10005

By phone:	(855) 298-4236

ISI Funds:

By mail:	666 Fifth Avenue, 11th Floor
New York, New York 10103

By phone:	(800) 882-8585

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in Washington, DC

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)

By electronic mail:	publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

2

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
PRO FORMA FINANCIAL INFORMATION	4

ADDITIONAL INFORMATION ABOUT THE FUNDS

This Statement of Additional Information, which supplements and is related to the Proxy Statement/Prospectus, is accompanied by and incorporates by reference each of the following documents (or portions thereof) as they may be amended or supplemented from time to time:

•        Statement of Additional Information of each of the Centre Treasury Fund and the Centre American Equity Fund, dated January 28, 2015 (Filed on January 28, 2015; Accession No. 0001193125-15-023836);

•        Statement of Additional Information of the Centre Tax Exempt Fund, dated February 5, 2015 (Filed on February 5, 2015; Accession No. 0000919574-15-000998);

•        Statement of Additional Information of the ISI Treasury Fund, dated March 1, 2014 (Filed on February 28, 2014; Accession No. 0001398344-14-001317);

•        Statement of Additional Information of the ISI North American Fund, dated March 1, 2014 (Filed on February 28, 2014; Accession No. 0001398344-14-001313);

•        Statement of Additional Information of the ISI Strategy Fund, dated March 1, 2014 (Filed on February 28, 2014; Accession No. 0001398344-14-001315); and

•        Statement of Additional Information of the ISI Municipal Fund, dated March 1, 2014 (Filed on February 28, 2014; Accession No. 0001398344-14-001311).

3

PRO FORMA FINANCIAL INFORMATION

This Statement of Additional Information is accompanied by the documents referenced below, which contain historical financial information regarding each ISI Fund and Centre Active U.S. Treasury Fund and Centre American Select Equity Fund are incorporated herein by reference. The Centre Active U.S. Tax Exempt Fund is newly formed and has not yet commenced operations.

—

Audited Financial Statements of the Centre Funds, as of September 30, 2014, included in each Centre Fund’s Annual Report, as of that same date (Filed on December 5, 2014; Accession No. 0001193125-14-435069); and

—

Audited Financial Statements of each ISI Fund, as of October 31, 2014, included in each ISI Fund’s Annual Report, as of that same date (Filed on January 9, 2015; Accession Nos. 0001398344-15-000166 (ISI Treasury Fund); 0001398344-15-000164 (ISI North American Fund); 0001398344-15-000163 (ISI Strategy Fund); and 0001398344-15-000165 (ISI Municipal Fund)).

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization, which involves the following reorganizations: Total Return Treasury Fund, Inc. and North American Government Bond Fund, Inc. are being reorganized into the Centre Active U.S. Treasury Fund (the “Centre Treasury Fund”); ISI Strategy Fund, Inc. is being reorganized into the Centre American Select Equity Fund (the “Centre American Equity Fund”); and Managed Municipal Fund, Inc. is being reorganized into the Centre Active U.S. Tax Exempt Fund (the “Centre Tax Exempt Fund”). Each of Centre Treasury Fund, Centre American Equity Fund and Centre Tax Exempt Fund is a series of the Centre Trust.

The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of each of the ISI Funds and each of the Centre Funds at September 30, 2014, and assumes that the Reorganization occurred on that date. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the ISI Funds and the Centre Funds for the year ended September 30, 2014 and assumes that the Reorganization occurred at the beginning of the period.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the reorganization of each ISI Fund is contingent upon certain conditions being satisfied or waived, including that stockholders of each ISI Fund, voting separately, must approve the reorganization for their ISI Fund. The reorganization of an ISI Fund is not contingent on any other ISI Fund reorganization.

These pro forma numbers have been estimated in good faith based on information regarding the ISI Funds and Centre Funds. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the ISI Funds and Centre Funds, which are available in their respective annual shareholder reports.

4

Schedule of Investments as of

September 30, 2014 (Unaudited)

Pro Forma Combined Schedule of

Investments

ISI Strategy Fund, Inc.

Centre American Select Equity Fund

Centre American Select Equity Fund Pro

Forma Combined

	ISI Strategy Fund		Centre American Select Equity Fund		Pro-forma Adjustments	Centre American Select Equity Fund - Pro-forma Combined
	Shares Value		Shares	Value	Shares Value	Shares	Value
COMMON STOCKS (94.67%)
Consumer Discretionary (10.40%)
Automobiles (0.28%)
Ford Motor Co.	17,115	253,131	-	-		17,115	253,131
General Motors Co.	11,735	374,816	-	-		11,735	374,816
		627,947		-	-		627,947
Auto Components (0.23%)
Federal-Mogul Holdings Corp.(a)	3,535	52,565	-	-		3,535	52,565
Gentex Corp.	5,760	154,195	-	-		5,760	154,195
Goodyear Tire & Rubber Co.	725	16,374	-	-		725	16,374
Lear Corp.	3,250	280,833	-	-		3,250	280,833
		503,967		-	-		503,967
Diversified Consumer Services (0.16%)
Apollo Education Group, Inc.(a)	7,540	189,631	-	-		7,540	189,631
DeVry Education Group, Inc.	2,830	121,152	-	-		2,830	121,152
Service Corp. International	2,490	52,639	-	-		2,490	52,639
		363,422		-	-		363,422
Hotels, Restaurants & Leisure (2.29%)
Brinker International, Inc.	900	45,711	-	-		900	45,711
Darden Restaurants, Inc.	1,130	58,150	-	-		1,130	58,150
Denny’s Corp.(a)	4,730	33,252	-	-		4,730	33,252
Denny’s Corp.(a)	2,480	111,154	-	-		2,480	111,154
Hyatt Hotels Corp.(a)	2,905	175,811	-	-		2,905	175,811
Jack in the Box, Inc.	1,010	68,872	-	-		1,010	68,872
Las Vegas Sands Corp.	-	-	18,450	1,147,774		18,450	1,147,774
Marriott International, Inc.	2,606	182,159	-	-		2,606	182,159
McDonald’s Corp.	3,072	291,256	-	-		3,072	291,256
MGM Resorts International(a)	3,878	88,341	-	-		3,878	88,341
Six Flags Entertainment Corp.	3,900	134,121	-	-		3,900	134,121
Starbucks Corp.	-	-	31,980	2,413,211		31,980	2,413,211
Wyndham Worldwide Corp.	3,355	272,627	-	-		3,355	272,627
Yum! Brands, Inc.	1,440	103,651	-	-		1,440	103,651
		1,565,105		3,560,985	-		5,126,090
Household Durables (0.19%)

5

Jarden Corp.(a)	4,035	242,543	-	-		4,035	242,543
Newell Rubbermaid, Inc.	5,265	181,169	-	-		5,265	181,169
		423,712		-	-		423,712
Internet & Catalog Retail (1.24%)
Amazon.com, Inc.	-	-	7,550	2,434,422		7,550	2,434,422
Liberty Interactive Corp.(a)	12,115	345,520	-	-		12,115	345,520
		345,520		2,434,422	-		2,779,942
Media (3.03%)
Cablevision Systems Corp.	17,608	308,316	-	-		17,608	308,316
Comcast Corp.	7,400	397,972	-	-		7,400	397,972
Comcast Corp., Class A	-	-	39,430	2,120,546		39,430	2,120,546
DIRECTV(a)	7,855	679,615	-	-		7,855	679,615
John Wiley & Sons, Inc.	2,575	144,483	-	-		2,575	144,483
Omnicom Group, Inc.	2,210	152,181	-	-		2,210	152,181
Scholastic Corp.	850	27,472	-	-		850	27,472
The Interpublic Group of Cos., Inc.	7,100	130,072	-	-		7,100	130,072
The Walt Disney Co.	5,378	478,803	-	-		5,378	478,803
Thomson Reuters Corp.	5,140	187,147	-	-		5,140	187,147
Time Warner Cable, Inc.	3,730	535,218	-	-		3,730	535,218
Time Warner, Inc.	2,655	199,683	-	-		2,655	199,683
Time, Inc.	331	7,755	-	-		331	7,755
Viacom, Inc.	1,230	94,636	-	-		1,230	94,636
Walt Disney Co.	-	-	14,870	1,323,876		14,870	1,323,876
		3,343,353		3,444,422	-		6,787,775
Multiline Retail (0.24%)
Kohl’s Corp.	3,950	241,069	-	-		3,950	241,069
Nordstrom, Inc.	2,415	165,114	-	-		2,415	165,114
Target Corp.	2,266	142,033	-	-		2,266	142,033
		548,216		-	-		548,216

Specialty Retail (2.65%)
AutoNation, Inc.(a)	1,000	50,310	-	-		1,000	50,310

6

AutoZone, Inc.(a	230	117,222	-	-		230	117,222
GameStop Corp.	1,490	61,388	-	-		1,490	61,388
Home Depot, Inc.	-	-	12,870	1,180,694		12,870	1,180,694
Lowe’s Cos., Inc.	4,525	239,463	40,390	2,137,439		44,915	2,376,902
Staples, Inc.	25,490	308,429	-	-		25,490	308,429
Systemax, Inc.(a)	1,031	12,857	-	-		1,031	12,857
The Gap, Inc.	2,439	101,682	-	-		2,439	101,682
The Home Depot, Inc.	3,437	315,310	-	-		3,437	315,310
The TJX Cos., Inc.	1,240	73,371	-	-		1,240	73,371
The Wet Seal, Inc.(a)	5,200	2,733	-	-		5,200	2,733
Tiffany & Co.	-	-	13,530	1,303,074		13,530	1,303,074
Zumiez, Inc.(a)	1,370	38,497	-	-		1,370	38,497
		1,321,262		4,621,207	-		5,942,469
Textiles, Apparel & Luxury Goods (0.09%)
NIKE, Inc.	2,205	196,686	-	-	-	2,205	196,686
Total Consumer Discretionary		9,239,190		14,061,036	-		23,300,226
Consumer Staples (5.92%)
Beverages (2.23%)
Coca-Cola Bottling Co. Consolidated	580	43,285	-	-		580	43,285
Coca-Cola Co.	13,860	591,268	36,480	1,556,237		50,340	2,147,505
Coca-Cola Enterprises, Inc.	5,555	246,420	-	-		5,555	246,420
Dr Pepper Snapple Group, Inc.	3,743	240,712	-	-		3,743	240,712
PepsiCo, Inc.	3,309	308,035	21,540	2,005,159		24,849	2,313,194
		1,429,720		3,561,396	-		4,991,116
Food & Staples Retailing (0.68%)
CVS Health Corp.	5,015	399,143	-	-		5,015	399,143
Kroger Co.	2,120	110,240	-	-		2,120	110,240
Rite Aid Corp.(a)	5,080	24,587	-	-		5,080	24,587
Safeway, Inc.	2,960	101,528	-	-		2,960	101,528
Walgreen Co.	1,420	84,163	-	-		1,420	84,163
Wal-Mart Stores, Inc.	10,637	813,410	-	-		10,637	813,410
		1,533,071		-	-		1,533,071
Food Products (1.45%)
Archer-Daniels-Midland Co.	-	-	32,760	1,674,036		32,760	1,674,036
Bunge, Ltd.	4,770	401,777	-	-		4,770	401,777
Campbell Soup Co.	1,420	60,677	-	-		1,420	60,677
ConAgra Foods, Inc.	450	14,868	-	-		450	14,868
General Mills, Inc.	3,091	155,941	-	-		3,091	155,941
Kraft Foods Group, Inc.	1,076	60,686	-	-		1,076	60,686
McCormick & Co., Inc.	1,118	74,794	-	-		1,118	74,794
Mondelez International, Inc.	11,775	403,470	-	-		11,775	403,470
Pinnacle Foods, Inc.	1,490	48,649	-	-		1,490	48,649
Sanderson Farms, Inc.	1,320	116,094	-	-		1,320	116,094
TreeHouse Foods, Inc.(a)	1,390	111,895	-	-		1,390	111,895
Tyson Foods, Inc.	2,970	116,929	-	-		2,970	116,929
		1,565,780		1,674,036	-		3,239,816
Household Products (1.15%)
Colgate-Palmolive Co.	105	6,848	-	-		105	6,848
Harbinger Group, Inc.(a)	6,210	81,475	-	-		6,210	81,475
Kimberly-Clark Corp.	250	26,893	-	-		250	26,893

7

Procter & Gamble Co.	10,418	872,403	18,930	1,585,198		29,348	2,457,601
		987,619		1,585,198			2,572,817
Personal Products (0.08%)
Avon Products, Inc.	11,250	141,750	-	-		11,250	141,750
Revlon, Inc.(a)	930	29,472	-	-		930	29,472
		171,222		-	-		171,222
Tobacco (0.33%)
Altria Group, Inc.	5,940	272,884	-	-		5,940	272,884
Philip Morris International, Inc.	4,192	349,613	-	-		4,192	349,613
Reynolds American, Inc.	1,851	109,209	-	-		1,851	109,209
		731,706		-	-		731,706

Total Consumer Staples		6,419,118		6,820,630	-		13,239,748
Energy (8.42%)
Energy Equipment & Services (3.87%)
Basic Energy Services, Inc.(a)	2,970	64,419	-	-		2,970	64,419
Cameron International Corp.(a)	2,270	150,683	-	-		2,270	150,683
FMC Technologies, Inc.	-	-	32,530	1,766,704		32,530	1,766,704
Halliburton Co.	5,440	350,934	29,080	1,875,951		34,520	2,226,885
ION Geophysical Corp.(a)	1,000	2,790	-	-		1,000	2,790
Matrix Service Co.(a)	1,850	44,622	-	-		1,850	44,622
Nabors Industries, Ltd.	3,927	89,379	-	-		3,927	89,379
Newpark Resources, Inc.(a)	2,390	29,732	-	-		2,390	29,732
Patterson-UTI Energy, Inc.	9,120	296,674	-	-		9,120	296,674
RPC, Inc.	7,200	158,112	-	-		7,200	158,112
Schlumberger, Ltd.	4,102	417,132	30,640	3,115,782		34,742	3,532,914
Seventy Seven Energy, Inc.	543	12,891	-	-		543	12,891

8

Superior Energy Services, Inc.	3,130	102,883	-	-		3,130	102,883
Unit Corp.(a)	3,170	185,921	-	-		3,170	185,921

		1,906,172		6,758,437	-		8,664,609

Oil, Gas & Consumable Fuels (4.55%)
Anadarko Petroleum Corp.	586	59,444	-	-		586	59,444
Chesapeake Energy Corp.	7,610	174,954	-	-		7,610	174,954
Chevron Corp.	6,871	819,848	-	-		6,871	819,848
ConocoPhillips	6,370	487,432	-	-		6,370	487,432
Denbury Resources, Inc.	5,770	86,723	-	-		5,770	86,723
Devon Energy Corp.	3,263	222,471	-	-		3,263	222,471
EOG Resources, Inc.	-	-	17,880	1,770,477		17,880	1,770,477
Exxon Mobil Corp.	17,923	1,685,658	-	-		17,923	1,685,658
Green Plains, Inc.	1,010	37,764	-	-		1,010	37,764
Hess Corp.	1,610	151,855	-	-		1,610	151,855
Kinder Morgan, Inc.	9,715	372,473	-	-		9,715	372,473
Marathon Oil Corp.	4,000	150,360	-	-		4,000	150,360
Marathon Petroleum Corp.	2,945	249,353	-	-		2,945	249,353
Murphy Oil Corp.	4,490	255,526	-	-		4,490	255,526
Newfield Exploration Co.	-	-	30,010	1,112,471		30,010	1,112,471
Occidental Petroleum Corp.	3,300	317,295	-	-		3,300	317,295
Phillips 66	3,910	317,922	-	-		3,910	317,922
SM Energy Co.	1,740	135,720	-	-		1,740	135,720
Southwestern Energy Co.(a)	8,105	283,270	-	-		8,105	283,270
Suncor Energy, Inc.	-	-	35,680	1,289,832		35,680	1,289,832
Valero Energy Corp.	4,420	204,513	-	-		4,420	204,513

		6,012,581		4,172,780	-		10,185,361

Total Energy		7,918,753		10,931,217	-		18,849,970

Financials (8.28%)
Banks (1.89%)
Bank of America Corp.	32,321	551,073	-	-		32,321	551,073
BB&T Corp.	6,065	225,679	-	-		6,065	225,679
Citigroup, Inc.	7,175	371,809	-	-		7,175	371,809
Cullen/Frost Bankers, Inc.	2,588	198,008	-	-		2,588	198,008
CVB Financial Corp.	4,920	70,602	-	-		4,920	70,602
Enterprise Financial Services Corp.	1,010	16,887	-	-		1,010	16,887
Fifth Third Bancorp	4,255	85,185	-	-		4,255	85,185
JPMorgan Chase & Co.	16,556	997,334	-	-		16,556	997,334
MB Financial, Inc.	2,160	59,789	-	-		2,160	59,789
Pinnacle Financial Partners, Inc.	1,760	63,536	-	-		1,760	63,536
PNC Financial Services Group, Inc.	1,200	102,696	-	-		1,200	102,696
Popular, Inc.(a)	2,830	83,301	-	-		2,830	83,301
SVB Financial Group(a)	1,160	130,024	-	-		1,160	130,024
TCF Financial Corp.	1,969	30,579	-	-		1,969	30,579
United Community Banks, Inc.	3,040	50,038	-	-		3,040	50,038
US Bancorp	5,760	240,941	-	-		5,760	240,941
Washington Trust Bancorp, Inc.	700	23,093	-	-		700	23,093
Webster Financial Corp.	2,460	71,684	-	-		2,460	71,684

9

Wells Fargo & Co.	16,328	846,933	-	-		16,328	846,933

		4,219,191		-	-		4,219,191

Capital Markets (1.51%)
Ameriprise Financial, Inc.	1,830	225,785	-	-		1,830	225,785
Bank of New York Mellon Corp.	7,535	291,831	-	-		7,535	291,831
BlackRock, Inc.	-	-	5,320	1,746,662		5,320	1,746,662
Charles Schwab Corp.	2,325	68,332	-	-		2,325	68,332
E*Trade Financial Corp.(a)	1,420	32,078	-	-		1,420	32,078
Franklin Resources, Inc.	1,000	54,610	-	-		1,000	54,610
Goldman Sachs Group, Inc.	1,000	183,570	-	-		1,000	183,570
Investment Technology Group, Inc.(a)	2,130	33,569	-	-		2,130	33,569
Legg Mason, Inc.	5,040	257,846	-	-		5,040	257,846
Morgan Stanley	6,955	240,434	-	-		6,955	240,434
Raymond James Financial, Inc.	1,620	86,800	-	-		1,620	86,800
State Street Corp.	2,305	169,671	-	-		2,305	169,671

		1,644,526		1,746,662	-		3,391,188

Consumer Finance (1.36%)
American Express Co.	4,955	433,760	23,190	2,030,053		28,145	2,463,813
Capital One Financial Corp.	1,700	138,754	-	-		1,700	138,754
Discover Financial Services	5,165	332,574	-	-		5,165	332,574
Santander Consumer USA Holdings, Inc.	6,370	113,450	-	-		6,370	113,450

		1,018,538		2,030,053	-		3,048,591

Diversified Financial Services (0.51%)
Berkshire Hathaway, Inc.(a)	6,986	965,045	-	-		6,986	965,045
MSCI, Inc.(a)	3,945	185,494	-	-		3,945	185,494

		1,150,539		-	-		1,150,539

Insurance (1.75%)
Aflac, Inc.	2,515	146,499	-	-		2,515	146,499
Allstate Corp.	2,195	134,707	-	-		2,195	134,707
American International Group, Inc.	4,125	222,833	-	-		4,125	222,833

10

American National Insurance Co.	240	26,976	-	-		240	26,976
Aspen Insurance Holdings, Ltd.	4,570	195,459	-	-		4,570	195,459
Assurant, Inc.	5,000	321,499	-	-		5,000	321,499
Assured Guaranty, Ltd.	12,760	282,762	-	-		12,760	282,762
Chubb Corp.	1,150	104,742	-	-		1,150	104,742
Cincinnati Financial Corp.	362	17,032	-	-		362	17,032
Erie Indemnity Co.	3,236	245,321	-	-		3,236	245,321
FBL Financial Group, Inc.	900	40,230	-	-		900	40,230
First American Financial Corp.	3,380	91,666	-	-		3,380	91,666
Hanover Insurance Group, Inc.	1,220	74,932	-	-		1,220	74,932
Kemper Corp.	3,890	132,844	-	-		3,890	132,844
Lincoln National Corp.	1,000	53,580	-	-		1,000	53,580
Loews Corp.	3,025	126,022	-	-		3,025	126,022
MBIA, Inc.(a)	8,580	78,764	-	-		8,580	78,764
Mercury General Corp.	999	48,761	-	-		999	48,761
Montpelier Re Holdings, Ltd.	2,550	79,280	-	-		2,550	79,280
Old Republic International Corp.	18,170	259,468	-	-		18,170	259,468
PartnerRe, Ltd.	743	81,648	-	-		743	81,648
Platinum Underwriters Holdings, Ltd.	1,430	87,044	-	-		1,430	87,044
Principal Financial Group, Inc.	5,195	272,582	-	-		5,195	272,582
Progressive Corp.	3,910	98,845	-	-		3,910	98,845
Prudential Financial, Inc.	1,090	95,855	-	-		1,090	95,855
RenaissanceRe Holdings, Ltd.	2,895	289,470	-	-		2,895	289,470
RLI Corp.	2,040	88,312	-	-		2,040	88,312
Unum Group	3,933	135,217	-	-		3,933	135,217
Validus Holdings, Ltd.	1,730	67,712	-	-		1,730	67,712

		3,900,062		-	-		3,900,062

Real Estate Investment Trusts (1.00%)
AG Mortgage Investment Trust, Inc.	1,980	35,244	-	-		1,980	35,244
Altisource Residential Corp.	1,750	42,000	-	-		1,750	42,000
American Capital Agency Corp.	4,040	85,850	-	-		4,040	85,850
American Capital Mortgage Investment Corp.	3,700	69,634	-	-		3,700	69,634
American Tower Corp.	1,640	153,553	-	-		1,640	153,553
Apollo Commercial Real Estate Finance, Inc.	3,240	50,900	-	-		3,240	50,900
Apollo Residential Mortgage, Inc.	2,240	34,563	-	-		2,240	34,563
Ashford Hospitality Prime, Inc.	1,000	15,230	-	-		1,000	15,230
Capstead Mortgage Corp.	6,670	81,641	-	-		6,670	81,641
Chatham Lodging Trust	1,840	42,467	-	-		1,840	42,467
Chimera Investment Corp.	71,750	218,120	-	-		71,750	218,120
Cousins Properties, Inc.	1,000	11,950	-	-		1,000	11,950
CYS Investments, Inc.	11,210	92,370	-	-		11,210	92,370
Equity Lifestyle Properties, Inc.	1,801	76,290	-	-		1,801	76,290

11

FelCor Lodging Trust, Inc.	1,806	16,904	-	-		1,806	16,904
Getty Realty Corp.	2,340	39,780	-	-		2,340	39,780
Government Properties Income Trust	4,780	104,730	-	-		4,780	104,730
Healthcare Trust of America, Inc.	4,110	47,676	-	-		4,110	47,676
MFA Financial, Inc.	25,675	199,752	-	-		25,675	199,752
National Health Investors, Inc.	1,580	90,281	-	-		1,580	90,281
Parkway Properties, Inc.	1,000	18,780	-	-		1,000	18,780
Potlatch Corp.	1,410	56,696	-	-		1,410	56,696
Public Storage	510	84,578	-	-		510	84,578
Strategic Hotels & Resorts, Inc.(a)	2,870	33,436	-	-		2,870	33,436
Two Harbors Investment Corp.	24,500	236,916	-	-		24,500	236,916
Ventas, Inc.	410	25,400	-	-		410	25,400
Washington Real Estate Investment Trust	3,810	96,698	-	-		3,810	96,698
Weingarten Realty Investors	5,900	185,850	-	-		5,900	185,850

		2,247,289		-	-		2,247,289

Real Estate Management & Development (0.18%)
CBRE Group, Inc.(a)	4,890	145,429	-	-		4,890	145,429
Jones Lang LaSalle, Inc.	2,070	261,523	-	-		2,070	261,523

		406,952		-	-		406,952

Thrifts & Mortgage Finance (0.08%)
Capitol Federal Financial, Inc.	7,400	87,468	-	-		7,400	87,468
MGIC Investment Corp.(a)	2,930	22,883	-	-		2,930	22,883
Radian Group, Inc.	3,990	56,897	-	-		3,990	56,897
United Financial Bancorp, Inc.	1,590	20,177	-	-		1,590	20,177

		187,425		-	-		187,425

Total Financials		14,774,522		3,776,715	-		18,551,237

Health Care (12.54%)
Biotechnology (4.46%)
Amgen, Inc.	3,473	487,818	17,340	2,435,576		20,813	2,923,394
Biogen Idec, Inc.(a)	1,000	330,810	5,180	1,713,596		6,180	2,044,406
Celgene Corp.(a)	2,040	193,351	-	-		2,040	193,351
Gilead Sciences, Inc.(a)	7,195	765,908	35,080	3,734,266		42,275	4,500,174
United Therapeutics Corp.(a)	2,600	334,490	-	-		2,600	334,490

12

		2,112,377		7,883,438	-		9,995,815

Health Care Equipment & Supplies (0.81%)
Abbott Laboratories	8,881	369,361	-	-		8,881	369,361
Alere, Inc.(a)	2,030	78,723	-	-		2,030	78,723
Baxter International, Inc.	422	30,287	-	-		422	30,287
Boston Scientific Corp.(a)	46,589	550,217	-	-		46,589	550,217
Hologic, Inc.(a)	18,365	446,820	-	-		18,365	446,820
Masimo Corp.(a)	3,010	64,053	-	-		3,010	64,053
Medtronic, Inc.	2,555	158,282	-	-		2,555	158,282
STERIS Corp.	1,388	74,896	-	-		1,388	74,896
West Pharmaceutical Services, Inc.	1,010	45,208	-	-		1,010	45,208

		1,817,847		-	-		1,817,847

Health Care Technology (0.00%)
Omnicell, Inc.(a)	270	7,379	-	-	-	270	7,379

Health Care Providers & Services (1.73%)
AmerisourceBergen Corp.	2,535	195,956	-	-		2,535	195,956
Cigna Corp.	2,910	263,908	-	-		2,910	263,908
DaVita HealthCare Partners, Inc.(a)	3,200	234,048	-	-		3,200	234,048
Express Scripts Holding Co.(a)	8,411	594,069	-	-		8,411	594,069
HCA Holdings, Inc.(a)	5,615	395,970	-	-		5,615	395,970
Health Net, Inc.(a)	1,440	66,398	-	-		1,440	66,398
HealthSouth Corp.	2,260	83,394	-	-		2,260	83,394
Humana, Inc.	1,840	239,734	-	-		1,840	239,734
Kindred Healthcare, Inc.	2,110	40,934	-	-		2,110	40,934
Laboratory Corp. of America Holdings(a)	2,605	265,059	-	-		2,605	265,059
LifePoint Hospitals, Inc.(a)	1,610	111,396	-	-		1,610	111,396
Magellan Health, Inc.(a)	1,780	97,419	-	-		1,780	97,419
McKesson Corp.	1,040	202,457	-	-		1,040	202,457
PharMerica Corp.(a)	1,480	36,156	-	-		1,480	36,156
Quest Diagnostics, Inc.	2,815	170,814	-	-		2,815	170,814
Select Medical Holdings Corp.	9,140	109,954	-	-		9,140	109,954
Team Health Holdings, Inc.(a)	2,080	120,619	-	-		2,080	120,619
Tenet Healthcare Corp.(a)	3,533	209,825	-	-		3,533	209,825
UnitedHealth Group, Inc.	1,600	138,000	-	-		1,600	138,000
WellCare Health Plans, Inc.(a)	1,000	60,340	-	-		1,000	60,340
WellPoint, Inc.	2,011	240,556	-	-		2,011	240,556

		3,877,006		-	-		3,877,006

Life Sciences Tools & Services (0.07%)
Thermo Fisher Scientific, Inc.	1,220	148,474	-	-	-	1,220	148,474

Pharmaceuticals (5.47%)
AbbVie, Inc.	4,431	255,935	24,760	1,430,137		29,191	1,686,072
Bristol-Myers Squibb Co.	4,038	206,665	-	-		4,038	206,665
Eli Lilly & Co.	2,190	142,022	-	-		2,190	142,022
Endo International PLC(a)	3,040	207,754	-	-		3,040	207,754
Hospira, Inc.(a)	2,960	154,009	-	-		2,960	154,009
Johnson & Johnson	9,790	1,043,515	34,610	3,689,080		44,400	4,732,595

13

Lannett Co., Inc.(a)	2,480	113,286	-	-		2,480	113,286
Merck & Co., Inc.	13,787	817,293	19,270	1,142,326		33,057	1,959,619
Mylan, Inc.(a)	5,515	250,877	-	-		5,515	250,877
Pfizer, Inc.	47,635	1,408,566	46,570	1,377,075		94,205	2,785,641

		4,599,922		7,638,618	-		12,238,540

Total Health Care		12,563,005		15,522,056	-		28,085,061

Industrials (13.93%)
Aerospace & Defense (3.02%)
Boeing Co.	1,120	142,666	11,350	1,445,763		12,470	1,588,429
Curtiss-Wright Corp.	1,736	114,437	-	-		1,736	114,437
Exelis, Inc.	4,570	75,588	-	-		4,570	75,588
General Dynamics Corp.	2,770	352,039	11,380	1,446,284		14,150	1,798,323
Honeywell International, Inc.	3,025	281,687	18,510	1,723,651		21,535	2,005,338
Huntington Ingalls Industries, Inc.	598	62,318	-	-		598	62,318
Lockheed Martin Corp.	1,210	221,164	-	-		1,210	221,164
Northrop Grumman Corp.	1,000	131,760	-	-		1,000	131,760
Precision Castparts Corp.	1,000	236,880	-	-		1,000	236,880
Raytheon Co.	1,422	144,504	-	-		1,422	144,504
Spirit AeroSystems Holdings, Inc.(a)	2,125	80,878	-	-		2,125	80,878
United Technologies Corp.	2,679	282,902	-	-		2,679	282,902
Vectrus, Inc.	254	4,958	-	-		254	4,958

		2,131,781		4,615,698	-		6,747,479

Air Freight & Logistics (0.21%)
FedEx Corp.	1,050	169,523	-	-		1,050	169,523
United Parcel Service, Inc.	3,120	306,665	-	-		3,120	306,665

		476,188		-	-		476,188

Airlines (0.88%)
Alaska Air Group, Inc.	800	34,832	-	-		800	34,832

14

Delta Air Lines, Inc.	-	-	39,930	1,443,470		39,930	1,443,470
United Continental Holdings, Inc.(a)	10,489	490,780	-	-		10,489	490,780

		525,612		1,443,470	-		1,969,082

Building Products (0.06%)
AO Smith Corp.	1,550	73,284	-	-		1,550	73,284
Griffon Corp.	3,900	44,421	-	-		3,900	44,421
Masco Corp.	1,000	23,920	-	-		1,000	23,920

		141,625		-	-		141,625

Commercial Services & Supplies (1.58%)
Pitney Bowes, Inc.	8,107	202,594	-	-		8,107	202,594
Republic Services, Inc.	1,130	44,093	34,290	1,337,996		35,420	1,382,089
Rollins, Inc.	4,810	140,837	-	-		4,810	140,837
RR Donnelley & Sons Co.	12,870	211,840	-	-		12,870	211,840
The Brink’s Co.	1,780	42,791	-	-		1,780	42,791
Tyco International, Ltd.	-	-	29,980	1,336,208		29,980	1,336,208
United Stationers, Inc.	1,950	73,262	-	-		1,950	73,262
Waste Management, Inc.	3,325	158,037	-	-		3,325	158,037

		873,454		2,674,204	-		3,547,658

Construction & Engineering (0.53%)
AECOM Technology Corp.(a)	304	10,260	-	-		304	10,260
Quanta Services, Inc.	-	-	30,990	1,124,627		30,990	1,124,627
Tutor Perini Corp.(a)	2,150	56,760	-	-		2,150	56,760

		67,020		1,124,627	-		1,191,647

Construction Materials (0.03%)
Vulcan Materials Co.	1,070	64,446	-	-	-	1,070	64,446

Containers & Packaging (0.42%)
Ball Corp.	1,888	119,454	-	-		1,888	119,454
Berry Plastics Group, Inc.(a)	2,040	51,490	-	-		2,040	51,490
Crown Holdings, Inc.(a)	8,585	382,204	-	-		8,585	382,204
Owens-Illinois, Inc.(a)	7,704	200,689	-	-		7,704	200,689
Sealed Air Corp.	5,575	194,456	-	-		5,575	194,456

		948,293		-	-		948,293

Electrical Equipment (0.14%)
Emerson Electric Co.	3,965	248,130	-	-		3,965	248,130
The Babcock & Wilcox Co.	2,470	68,394	-	-		2,470	68,394

		316,524		-	-		316,524

Industrial Conglomerates (1.68%)
3M Co.	1,118	158,398	19,690	2,789,679		20,808	2,948,077
Danaher Corp.	2,835	215,403	-	-		2,835	215,403
General Electric Co.	23,155	593,231	-	-		23,155	593,231

		967,032		2,789,679	-		3,756,711

Machinery (2.35%)
AGCO Corp.	760	34,550	-	-		760	34,550
Allison Transmission Holdings, Inc.	1,750	49,858	-	-		1,750	49,858
Blount International, Inc.(a)	2,750	41,608	-	-		2,750	41,608
Caterpillar, Inc.	1,734	171,718	-	-		1,734	171,718
Deere & Co.	1,172	96,092	-	-		1,172	96,092
Graco, Inc.	1,360	99,253	-	-		1,360	99,253
Hillenbrand, Inc.	2,200	67,958	-	-		2,200	67,958
Illinois Tool Works, Inc.	-	-	21,250	1,793,925		21,250	1,793,925
ITT Corp.	3,395	152,571	28,280	1,270,903		31,675	1,423,474
Meritor, Inc.(a)	6,840	74,214	-	-		6,840	74,214

15

Mueller Industries, Inc.	580	16,553	-	-		580	16,553
PACCAR, Inc.	-	-	23,060	1,311,538		23,060	1,311,538
Stanley Black & Decker, Inc.	1,000	88,790	-	-		1,000	88,790

		893,165		4,376,366	-		5,269,531

Professional Services (0.18%)
Manpowergroup, Inc.	2,000	140,200	-	-		2,000	140,200
Dun & Bradstreet Corp.	2,020	237,289	-	-		2,020	237,289
Verisk Analytics, Inc.(a)	560	34,098	-	-		560	34,098

		411,587		-	-		411,587

Road & Rail (2.76%)
Hertz Global Holdings, Inc.(a)	8,850	224,702	-	-		8,850	224,702
Landstar System, Inc.	2,000	144,380	-	-		2,000	144,380
Norfolk Southern Corp.	-	-	19,660	2,194,056		19,660	2,194,056
Union Pacific Corp.	3,838	416,115	29,310	3,177,790		33,148	3,593,905

		785,197		5,371,846	-		6,157,043

Trading Companies & Distributors (0.09%)
GATX Corp.	1,400	81,718	-	-		1,400	81,718
United Rentals, Inc.(a)	1,000	111,100	-	-		1,000	111,100

		192,818		-	-		192,818

Total Industrials		8,794,742		22,395,890	-		31,190,632

16

Information Technology (25.62%)
Communications Equipment (1.19%)
Black Box Corp.	1,010	23,553	-	-		1,010	23,553
Brocade Communications Systems, Inc.	5,120	55,654	-	-		5,120	55,654
Cisco Systems, Inc.	13,730	345,584	-	-		13,730	345,584
CommScope Holding Co., Inc.(a)	795	19,008	-	-		795	19,008
Comtech Telecommunications Corp.	810	30,092	-	-		810	30,092
Harris Corp.	1,010	67,064	-	-		1,010	67,064
Juniper Networks, Inc.	3,580	79,297	-	-		3,580	79,297
Motorola Solutions, Inc.	1,700	107,576	-	-		1,700	107,576
NETGEAR, Inc.(a)	570	17,813	-	-		570	17,813
Polycom, Inc.(a)	4,420	54,300	-	-		4,420	54,300
QUALCOMM, Inc.	1,495	111,781	23,540	1,760,086		25,035	1,871,867

		911,722		1,760,086	-		2,671,808

Computers & Peripherals (5.75%)
Apple, Inc.	25,648	2,584,035	72,440	7,298,330		98,088	9,882,365
NetApp, Inc.	-	-	37,020	1,590,379		37,020	1,590,379
SanDisk Corp.	-	-	14,370	1,407,542		14,370	1,407,542

		2,584,035		10,296,251	-		12,880,286

Electronic Equipment & Instruments (0.32%)
Arrow Electronics, Inc.(a)	1,000	55,350	-	-		1,000	55,350
Avnet, Inc.	2,470	102,505	-	-		2,470	102,505
Corning, Inc.	4,954	95,810	-	-		4,954	95,810
CTS Corp.	1,403	22,294	-	-		1,403	22,294
Ingram Micro, Inc.(a)	3,570	92,141	-	-		3,570	92,141
Insight Enterprises, Inc.(a)	2,030	45,939	-	-		2,030	45,939
Itron, Inc.(a)	490	19,262	-	-		490	19,262
Jabil Circuit, Inc.	2,160	43,567	-	-		2,160	43,567
Plexus Corp.(a)	850	31,391	-	-		850	31,391
ScanSource, Inc.(a)	1,334	46,143	-	-		1,334	46,143
Tech Data Corp.(a)	2,179	128,256	-	-		2,179	128,256
Vishay Intertechnology, Inc.	2,800	40,012	-	-		2,800	40,012

		722,670		-	-		722,670

Internet Software & Services (5.08%)
EarthLink Holdings Corp.	5,930	20,281	-	-		5,930	20,281
eBay, Inc.(a)	2,370	134,213	-	-		2,370	134,213
Facebook, Inc., Class A(a)	4,220	333,549	35,880	2,835,955		40,100	3,169,504
Google, Inc., Class A	-	-	4,980	2,930,282		4,980	2,930,282
Google, Inc., Class C(a)	1,986	1,146,637	6,740	3,891,406		8,726	5,038,043
VeriSign, Inc.(a)	1,650	90,948	-	-		1,650	90,948

		1,725,628		9,657,643	-		11,383,271

IT Services (3.52%)
Automatic Data Processing, Inc.	1,000	83,080	-	-		1,000	83,080
Booz Allen Hamilton Holding Corp.	10,430	244,062	-	-		10,430	244,062
CACI International, Inc.(a)	840	59,867	-	-		840	59,867
Computer Sciences Corp.	3,265	199,655	-	-		3,265	199,655
Convergys Corp.	3,340	59,519	-	-		3,340	59,519
DST Systems, Inc.	740	62,101	-	-		740	62,101
Fidelity National Information
Services, Inc.	1,790	100,777	-	-		1,790	100,777
Fiserv, Inc.(a)	2,200	142,197	-	-		2,200	142,197

17

Global Payments, Inc.	4,307	300,973	-	-		4,307	300,973
iGATE Corp.(a)	1,280	47,002	-	-		1,280	47,002
International Business Machines Corp.	4,792	909,664	8,740	1,659,114		13,532	2,568,778
MasterCard, Inc.	1,960	144,883	-	-		1,960	144,883
MoneyGram International, Inc.(a)	4,040	50,662	-	-		4,040	50,662
Teradata Corp.(a)	1,569	65,772	-	-		1,569	65,772
Unisys Corp.(a)	2,770	64,846	-	-		2,770	64,846
Vantiv, Inc.(a)	11,280	348,552	-	-		11,280	348,552
Visa, Inc., Class A	1,710	364,863	10,980	2,342,803		12,690	2,707,666
Western Union Co.	13,464	215,963	-	-		13,464	215,963
Xerox Corp.	31,265	413,636	-	-		31,265	413,636

		3,878,074		4,001,917	-		7,879,991

Semiconductors & Semiconductor Equipment (5.48%)
Amkor Technology, Inc.(a)	5,190	43,648	-	-		5,190	43,648
Atmel Corp.(a)	2,550	20,604	-	-		2,550	20,604
Broadcom Corp.	8,050	325,381	-	-		8,050	325,381
Diodes, Inc.(a)	2,280	54,538	-	-		2,280	54,538
First Solar, Inc.	-	-	17,750	1,168,127		17,750	1,168,127
Freescale Semiconductor, Ltd.(a)	5,730	111,907	-	-		5,730	111,907
Intel Corp.	10,249	356,869	-	-		10,249	356,869
Lam Research Corp.	4,200	313,740	18,140	1,355,058		22,340	1,668,798
Linear Technology Corp.	-	-	29,610	1,314,388		29,610	1,314,388
Microchip Technology, Inc.	-	-	36,230	1,711,143		36,230	1,711,143
Micron Technology, Inc.	-	-	49,080	1,681,481		49,080	1,681,481

18

NVIDIA Corp.	-	-	72,120	1,330,614		72,120	1,330,614
ON Semiconductor Corp.(a)	15,535	138,883	-	-		15,535	138,883
PMC-Sierra, Inc.(a)	10,760	80,270	-	-		10,760	80,270
Spansion, Inc.(a)	1,930	43,985	-	-		1,930	43,985
Texas Instruments, Inc.	4,250	202,683	42,300	2,017,287		46,550	2,219,970

		1,692,508		10,578,098	-		12,270,606

Software (3.73%)
Activision Blizzard, Inc.	5,300	110,187	-	-		5,300	110,187
CA, Inc.	3,489	97,483	-	-		3,489	97,483
Citrix Systems, Inc.(a)	2,960	211,166	-	-		2,960	211,166
Intuit, Inc.	2,055	180,121	-	-		2,055	180,121
Manhattan Associates, Inc.(a)	3,910	130,672	-	-		3,910	130,672
Microsoft Corp.	25,497	1,182,041	109,830	5,091,719		135,327	6,273,760
Nuance Communications, Inc.(a)	14,822	228,481	-	-		14,822	228,481
Oracle Corp.	20,639	790,061	-	-		20,639	790,061
Pegasystems, Inc.	1,360	25,990	-	-		1,360	25,990
Rovi Corp.(a)	1,000	19,745	-	-		1,000	19,745
Solera Holdings, Inc.	2,751	155,046	-	-		2,751	155,046
Symantec Corp.	5,945	139,767	-	-		5,945	139,767

		3,270,760		5,091,719	-		8,362,479

Technology Hardware, Storage & Equipment (0.55%)
Diebold, Inc.	3,730	131,744	-	-		3,730	131,744
EMC Corp.	2,010	58,813	-	-		2,010	58,813
Hewlett-Packard Co.	16,840	597,315	-	-		16,840	597,315
Lexmark International, Inc.	1,350	57,375	-	-		1,350	57,375
NCR Corp.(a)	7,370	246,232	-	-		7,370	246,232
Western Digital Corp.	1,400	136,248	-	-		1,400	136,248

		1,227,727		-	-		1,227,727

Total Information Technology		16,013,124		41,385,714	-		57,398,838

Materials (3.53%)
Chemicals (2.16%)
Ashland, Inc.	1,150	119,715	-	-		1,150	119,715
Cytec Industries, Inc.	2,728	129,007	-	-		2,728	129,007
Dow Chemical Co.	5,544	290,727	-	-		5,544	290,727
EI du Pont de Nemours & Co.	2,645	189,805	-	-		2,645	189,805
International Flavors & Fragrances, Inc.	-	-	16,750	1,605,990		16,750	1,605,990
Monsanto Co.	-	-	16,870	1,898,043		16,870	1,898,043
Mosaic Co.	4,865	216,055	-	-		4,865	216,055
OMNOVA Solutions, Inc.(a)	840	4,511	-	-		840	4,511
Rockwood Holdings, Inc.	1,000	76,450	-	-		1,000	76,450
RPM International, Inc.	3,923	179,595	-	-		3,923	179,595
WR Grace & Co.(a)	1,281	116,494	-	-		1,281	116,494

		1,322,359		3,504,033	-		4,826,392

Construction Materials (0.72%)
Vulcan Materials Co.	-	-	26,760	1,611,755		26,760	1,611,755

Metals & Mining (0.65%)
Alcoa, Inc.	2,560	41,190	-	-		2,560	41,190
Allegheny Technologies, Inc.	-	-	32,310	1,198,701		32,310	1,198,701

19

Compass Minerals International, Inc.	1,375	115,886	-	-		1,375	115,886
Freeport-McMoRan, Inc.	2,151	70,230	-	-		2,151	70,230
TimkenSteel Corp.	500	23,245	-	-		500	23,245

		250,551		1,198,701	-		1,449,252

Total Materials		1,572,910		6,314,489	-		7,887,399

Telecommunication Services (2.39%)
Diversified Telecommunication (2.28%)
AT&T, Inc.	21,255	749,026	-	-		21,255	749,026
CenturyLink, Inc.	22,424	916,916	-	-		22,424	916,916
Cincinnati Bell, Inc.(a)	12,815	43,187	-	-		12,815	43,187
Level 3 Communications, Inc.(a)	2,500	114,325	-	-		2,500	114,325
Verizon Communications, Inc.	12,400	619,876	53,120	2,655,469		65,520	3,275,345

		2,443,330		2,655,469	-		5,098,799

Wireless Telecommunication Services (0.11%)
Sprint Corp.	38,385	243,361	-	-	-	38,385	243,361

Total Telecommunication Services		2,686,691		2,655,469	-		5,342,160

Utilities (3.64%)
Electric Utilities (1.73%)
American Electric Power Co., Inc.	730	38,113	-	-		730	38,113

20

Cleco Corp.	1,000	48,150	-	-		1,000	48,150
Duke Energy Corp.	2,520	188,420	18,570	1,388,479		21,090	1,576,899
Entergy Corp.	-	-	17,540	1,356,368		17,540	1,356,368
Exelon Corp.	14,170	483,055	-	-		14,170	483,055
FirstEnergy Corp.	1,970	66,133	-	-		1,970	66,133
NextEra Energy, Inc.	1,100	103,268	-	-		1,100	103,268
Southern Co.	1,765	77,042	-	-		1,765	77,042
UIL Holdings Corp.	1,000	35,400	-	-		1,000	35,400
Xcel Energy, Inc.	2,600	79,040	-	-		2,600	79,040

		1,118,621		2,744,847	-		3,863,468

Gas Utilities (0.21%)
AGL Resources, Inc.	1,000	51,340	-	-		1,000	51,340
Atmos Energy Corp.	4,920	234,684	-	-		4,920	234,684
ONE Gas, Inc.	425	14,556	-	-		425	14,556
Questar Corp.	6,679	148,875	-	-		6,679	148,875
UGI Corp.	780	26,590	-	-		780	26,590

		476,045		-	-		476,045

Independent Power Producers & Energy Traders (1.44%)
AES Corp.	42,270	599,390	-	-		42,270	599,390
Calpine Corp.	-	-	70,450	1,528,765		70,450	1,528,765
NRG Energy, Inc.	-	-	36,270	1,105,510		36,270	1,105,510

		599,390		2,634,275	-		3,233,665

Multi-Utilities (0.26%)
Ameren Corp.	8,840	338,837	-	-		8,840	338,837
CenterPoint Energy, Inc.	3,380	82,709	-	-		3,380	82,709
Dominion Resources, Inc.	2,080	143,707	-	-		2,080	143,707
Wisconsin Energy Corp.	620	26,660	-	-		620	26,660

		591,913		-	-		591,913

Total Utilities		2,785,969		5,379,122	-		8,165,091

TOTAL COMMON STOCKS (Cost $62,790,412, $104,370,206, $ - and $167,160,618)		82,768,024		129,242,338	-		212,010,362

21

	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
U.S. GOVERNMENT BONDS & NOTES (3.80%)
U.S. Treasury Bonds (2.60%)
08/15/2019, 8.125%	1,150,000	1,495,359	-	-			1,150,000	1,495,359
08/15/2020, 2.625%	1,600,000	1,654,750	-	-			1,600,000	1,654,750
05/15/2022, 1.750%	2,775,000	2,669,204	-	-			2,775,000	2,669,204

Total U.S. Treasury Bonds		5,819,313		-		-		5,819,313

U.S. Treasury Notes (1.20%)
01/31/2016, 2.000%	1,000,000	1,022,988	-	-			1,000,000	1,022,988
03/31/2017, 1.000%	1,650,000	1,655,349	-	-		-	1,650,000	1,655,349

Total U.S. Treasury Notes		2,678,337		-		-		2,678,337

U.S. GOVERNMENT BONDS & NOTES (Cost $8,574,786, $ -, $ - and $8,574,786)		8,497,650		-		-		-8,497,650

22

PURCHASED OPTIONS (1.05%)	Expiration Date	Exercise Price	Contracts	Value	Expiration Date	Exercise Price	Contracts	Value	Contracts	Value	Contracts	Value
Calls (0.14%)
SPDR’ Gold Shares:
	-	$-		-	12/20/2014	$132.00	1,000	23,000			1,000	23,000
	-	-		-	1/17/2015	132.00	450	17,100			450	17,100
	-	-		-	3/20/2015	132.00	500	43,000			500	43,000
	-	-		-	6/19/2015	128.00	1,000	234,000			1,000	234,000

								317,100				317,100

Puts (0.91%)
S&P 500’ Index	-	-		-	3/20/2015	1,825.00	470	2,028,050		-	470	2,028,050

TOTAL PURCHASED OPTIONS
(Cost $ -, $2,908,867, $ - and $2,908,867)								2,345,150				2,345,150

	7-Day Yield	Shares	Value	7-Day Yield	Shares	Value	Shares	Value	Shares	Value
SHORT TERM INVESTMENTS (0.45%)
Money Market Fund (0.15%)
Dreyfus Treasury Prime Cash
Management, Institutional Class	0.000%	-	-	0.00004%	333,359	333,359	-	-	333,359	333,359

23

U.S. Treasury Bills (0.30%)
12/04/2014, 0.010%(b)	0.000%	680,000	679,985	0.00000%	-	-			680,000	679,985
			679,985		-	-	-	-		679,985

TOTAL SHORT TERM INVESTMENTS (Cost $679,988, $333,359, $ - and $1,013,347)			679,985			333,359		-		1,013,344

TOTAL INVESTMENTS (99.97%) (Cost $72,045,187, $107,612,432, $ - and $179,657,619)			91,945,659			131,920,847		-		223,866,506
Liabilities in Excess of Other Assets (0.03%)			124,769			(49,721)		-		75,048
NET ASSETS (100.00%)			92,070,428			131,871,126		-		223,941,554

(a)	Non-income producing security.
(b)	Interest rate presented is yield to maturity.

Common Abbreviations:

Ltd. - Limited.

S&P - Standard & Poor’s.

SPDR - Standard & Poor’s Depositary Receipts.

As of September 30, 2014 all securities held by the ISI Fund would comply with the investment guidelines and restrictions of the corresponding Centre Fund.

24

FAIR VALUE MEASUREMENTS

ISI Strategy Fund, Inc.

Centre American Select Equity Fund

Centre American Select Equity Fund

Pro Forma Combined

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).

Level 3 - Significant unobservable prices or inputs (including the oversight of the Board and Adviser in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of September 30, 2014:

	ISI Strategy Fund			Centre American Select Equity Fund			Pro Forma Adjustments			Centre American Select Equity Fund Pro Forma Combined

Investments in Securities at Value	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Total

Common Stocks	$82,768,024	$ -	$ -	$129,242,338	$ -	$ -	$ -	$ -	$ -	$212,010,362	$-	$ -	$212,010,362
U.S. Government Bonds & Notes	-	8,497,650	-	-	-	-	-	-	-	-	8,497,650	-	8,497,650
Purchased Options	-	-	-	2,345,150	-	-	-	-	-	2,345,150	-	-	2,345,150
Short Term Investments	-	679,985	-	333,359	-	-	-	-	-	333,359	679,985	-	1,013,344

TOTAL	$82,768,024	$9,177,635	$ -	$131,920,847	$ -	$ -	$ -	$ -	$ -	$214,688,871	$9,177,635	$ -	$223,866,506

25

Statement of Assets and Liabilities as of September 30, 2014

(Unaudited)

Pro Forma Combined Statement of Assets and Liabilities

ISI Strategy Fund, Inc.

Centre American Select Equity Fund

Centre American Select Equity Fund Pro Forma Combined

	ISI Strategy Fund	Centre American Select Equity Fund	Pro-forma Adjustments	Centre American Select Equity Fund - Pro-forma Combined

ASSETS:
Investments, at value	$ 91,945,659	$ 131,920,847	$ -	$ 223,866,506
Cash	225,716	-	-	225,716
Receivable for dividends and interest	139,238	93,709	-	232,947
Receivable for investments sold	704,463	-	-	704,463
Receivable for shares sold	1,282	1,818	-	3,100
Deferred offering cost	-	2,418	-	2,418
Prepaid and other assets	39,239	10,105	-	49,344

Total Assets	93,055,597	132,028,897	-	225,084,494

LIABILITIES:
Payable to administrator	11,870	18,058	-	29,928
Payable to transfer agency	9,091	11,864	-	20,955
Payable for investments purchased	707,505	-	-	707,505
Payable for shares redeemed	18,108	30,635	-	48,743
Payable for fund distribution	142,248	-	-	142,248
Payable to investment adviser	31,128	22,622	-	53,750
Accrued 12b-1 fees	19,455	20,345	-	39,800
Payable for custodian fees	8,638	2,623	-	11,261
Payable for printing	2,821	12,254	-	15,075
Payable for legal and audit fees	18,355	34,721	-	53,076
Payable to trustees	6,988	-	-	6,988
Payable under the Chief Compliance Officer Services Agreement	7,875	2,967	-	10,842
Other payables	1,087	1,682	-	2,769

Total Liabilities	985,169	157,771	-	1,142,940

NET ASSETS	$ 92,070,428	$ 131,871,126	$ -	$ 223,941,554

NET ASSETS CONSIST OF:
Paid-in capital	$ 66,578,573	$ 106,998,784	$ -	$ 173,577,357
Accumulated net investment income	2,560	492,491	-	495,051
Accumulated net realized gain on investments and foreign currency transactions	5,588,823	71,436	-	5,660,259

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	19,900,472	24,308,415	-	44,208,887

NET ASSETS	$ 92,070,428	$ 131,871,126	$ -	$ 223,941,554

INVESTMENTS, AT COST	$ 72,045,187	$ 107,612,432	$ -	$ 179,657,619

PRICING OF SHARES
ISI Strategy Fund - Class A Shares
Net Assets	$ 92,070,428	$ -
Shares outstanding(a)	5,481,608	-
Net Asset Value, offering and redemption price per share	$ 16.80	$ -
Maximum offering price per share (NAV/0.97), based on maximum sales charge of 3.00% of offering price	$ 17.71	$ -

Centre Institutional Class

Net Assets	$ -	$ 15,826,362		$ 15,826,362
Shares outstanding	-	1,309,948		1,309,948
Net Asset Value, offering and redemption price per share	$ -	$ 12.08		$ 12.08

26

Centre Investor Class

Net Assets	$ -	$ 116,044,764		$ 208,115,192
Shares outstanding(a)	-	9,609,264	7,618,815	17,228,079
Net Asset Value, offering and redemption price per share	$ -	$ 12.08		$ 12.08

(a) - ISI Strategy Fund, Inc. Shares are exchanged for the Centre American Select Equity Fund Investor Class Shares

27

Statement of Operations for the Period October 1, 2013 to September 30, 2014 (Unaudited)

Pro Forma Combined Statement of Operations

ISI Strategy Fund, Inc.

Centre American Select Equity Fund

Centre American Select Equity Fund Pro Forma Combined

INVESTMENT INCOME:	ISI Strategy Fund	Centre American Select Equity Fund	Pro-forma Adjustments		Centre American Select Equity Fund - Pro- forma Combined
Interest	$154,655	$-	$-		$154,655
Dividends	1,419,890	2,096,449	-		3,516,339
Foreign taxes withheld	(777)	1,603	-		826
Total Investment Income	1,573,768	2,098,052	-		3,671,820

EXPENSES:
Investment advisory fees	364,368	996,023	353,921	(1)	1,714,312
Administration fees	145,793	203,891	(143,357)	(2)	206,327
Transfer agent fees	69,455	87,923	(77,337)	(3)	80,041
Custodian fees	42,788	15,795	(35,726)	(3)	22,857
Legal fees	49,362	124,016	(76,013)	(4)	97,365
Audit fees	24,442	16,610	(24,442)	(5)	16,610
Trustees’ fees and expenses	28,398	34,936	(37,108)	(6)	26,226
Registration/filing fees	33,814	31,857	(33,814)	(7)	31,857
12b-1 & shareholder services fees			-
ISI Shares	227,730	257,170	49,091	(8)	533,991
Networking fees
ISI Shares	7,519	-	(7,519)	(9)
Printing fees	12,192	45,813	(13,811)	(10)	44,194
Chief Compliance Officer services fees	29,739	34,793	(38,908)	(3)	25,624
Offering costs	-	2,071	(2,071)
Miscellaneous expenses	12,602	31,933	(29,903)	(11)	14,632
Total expenses before waivers	1,048,202	1,882,831	(116,997)		2,814,036
Fees waived/reimbursed by investment adviser:
Investor Class	-	(466,774)	86,751	(12)	(380,023)
Institutional Class	-	(31,966)	3,067	(12)	(28,899)
Net Expenses	1,048,202	1,384,091	(27,179)		2,405,114
Net Investment Income	525,566	713,961	27,179		1,266,706

Net realized gain on investments	6,307,653	8,136,150	-		14,443,803
Net change in unrealized appreciation on investments	2,437,314	12,339,709	-		14,777,023
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	8,744,967	20,475,859	-		29,220,826
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,270,533	$21,189,820	27,179		$30,487,532

(1)

The adjustment is made to show the change in advisory fees if the Reorganization is approved. If the Reorganization was approved your management fee would change from 0.40% (ISI Strategy Fund, Inc.) to 0.75% of net assets for total net assets under $1B or 0.70% of net assets for total net assets over$1B.

(2)	The adjustment is made to show the change in the administration fees due to the Reorganization.
(3)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.
(4)	The adjustment is made to show a decrease in legal fees due to the Reorganization.
(5)	The adjustment is made to show the decrease of audit fees due to the occurrence of a single audit.
(6)	The adjustment is made to show the change in trustee’s compensation if the Reorganization were to occur.
(7)	The adjustment is made to show the change in the registration/filing fees due to the Reorganization.
(8)	The adjustment is made to show the change in the 12b-1 & shareholder services fees due to the Reorganization.
(9)	The adjustment is made to remove networking fees, as the Centre American Select Equity Fund does pass through fund.

28

(10)	The adjustment is made to show the decrease in printing costs due to the decrease in number of reports requiring print.
(11)	The adjustment is made to show the decrease in various fees related to the normal operation of the Funds.
(12)	The adjustment is made to show the adjusted waived/amount reimbursed due to the Fund based on the combined asset levels and expenses as well as the current expense limitation agreement.

29

Schedule of Investments as of September 30, 2014 (Unaudited)

Pro Forma Combined Schedule of Investments

Total Return U.S. Treasury Fund, Inc.

Centre Active U.S. Treasury Fund

Centre Active U.S. Treasury Fund Pro Forma Combined

		Total Return U.S. Treasury Fund, Inc.			Centre Active U.S. Treasury Fund		Pro-forma Adjustments		Centre Active U.S. Treasury Fund - Pro-forma Combined
		Principal Amount	Value		Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
U.S. GOVERNMENT BONDS & NOTES (87.27%)
U.S. Treasury Bonds (45.21%)
11/15/2018, 3.750%		$360,000	$391,627		$-	$-			$360,000	$391,627
08/15/2019, 8.125%		10,000,000	13,003,120		-	-			10,000,000	13,003,120
08/15/2020, 8.750%		11,000,000	15,155,932		-	-			11,000,000	15,155,932
11/15/2026, 6.500%		-	-		545,000	763,000			545,000	763,000
02/15/2031, 5.375%		-	-		545,000	721,742			545,000	721,742
11/15/2040, 4.250%		-	-		436,000	523,916			436,000	523,916
02/15/2043, 3.125%		-	-		436,000	429,869			436,000	429,869

Total U.S. Treasury Bonds			28,550,679			2,438,527		-		30,989,206

U.S. Treasury Notes (42.06%)
07/31/2015, 1.750%		-	-		1,527,000	1,547,996			1,527,000	1,547,996
02/29/2016, 2.125%		-	-		1,636,000	1,678,019			1,636,000	1,678,019
11/30/2016, 2.750%		-	-		1,417,000	1,479,658			1,417,000	1,479,658
02/15/2018, 3.500%		-	-		1,636,000	1,755,186			1,636,000	1,755,186
01/31/2019, 1.250%		16,000,000	15,738,751		-	-			16,000,000	15,738,751
01/31/2019, 1.500%		1,550,000	1,540,979		-	-			1,550,000	1,540,979
05/15/2019, 3.125%		-	-		1,636,000	1,739,273			1,636,000	1,739,273
05/15/2021, 3.125%		-	-		1,308,000	1,386,633			1,308,000	1,386,633
11/15/2022, 1.625%		-	-		545,000	515,408			545,000	515,408
02/15/2024, 2.750%		-	-		1,417,000	1,450,985			1,417,000	1,450,985

Total U.S. Treasury Notes			17,279,730			11,553,158		-		28,832,888

TOTAL U.S. GOVERNMENT BONDS & NOTES (Cost $49,664,780, $44,127,334, $14,045,633, $ - and $ -)			45,830,409			13,991,685		-		59,822,094

7-Day Yield		Shares	Value	7-Day Yield	Shares	Value			Shares	Value
SHORT TERM INVESTMENTS (12.22%)
Money Market Fund (0.60%)

Dreyfus Treasury Prime Cash Management, Institutional Class	-%	-	-	0.00004%	410,893	410,893		-	410,893	410,893

U.S. Treasury Bills (11.62%)

10/02/2014, 0.007%(a)		560,000	560,000		-	-			560,000	560,000
11/06/2014, 0.018%(a)		7,405,000	7,404,904		-	-			7,405,000	7,404,904

			7,964,904			-		-		7,964,904

TOTAL SHORT TERM INVESTMENTS (Cost $229,998, $7,964,706, $410,893, $ - and $ -)			7,964,904			410,893		-		8,375,797

TOTAL INVESTMENTS (99.49%)								-
(Cost $80,946,089, $52,092,040, $14,456,526, $ - and $ -)			53,795,313			14,402,578		-		68,197,891
Other Assets in Excess of Liabilities (0.51%)			230,589			116,588				347,177

NET ASSETS (100.00%)			54,025,902			14,519,166		-		68,545,068

(a)Interest rate presented is yield to maturity.

As of September 30, 2014, all securities held by the ISI Fund would comply with the investment guidelines and restrictions of the corresponding Centre Fund.

30

FAIR VALUE MEASUREMENTS

Total Return U.S. Treasury Fund, Inc.

Centre Active U.S. Treasury Fund

Centre Active U.S. Treasury Fund Pro Forma Combined

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).

Level 3 - Significant unobservable prices or inputs (including the oversight of the Board and Adviser in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of September 30, 2014:

	Total Return U.S. Treasury Fund, Inc.			Centre Active U.S. Treasury Fund			Pro Forma Adjustments			Centre Active U.S. Treasury Fund Pro Forma Combined

	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Total
U.S. Government Bonds & Notes	$ -	$45,830,409	$-	$-	$13,991,685	$-	$-	$-	$-	$-	$59,822,094	$-	$59,822,094

Short Term Investments	-	7,964,904	-	410,893	-	-	-	-	-	410,893	7,964,904	-	8,375,797

TOTAL	$ -	$53,795,313	$ -	$410,893	$13,991,685	$ -	$ -	$ -	$ -	$410,893	$67,786,998	$ -	$68,197,891

31

Statement of Assets and Liabilities as of September 30, 2014

(Unaudited)

Pro Forma Combined Statement of Assets and Liabilities

Total Return U.S. Treasury Fund, Inc.

Centre Active U.S. Treasury Fund

Centre Active U.S. Treasury Fund Pro Forma Combined

	Total Return U.S. Treasury Fund, Inc.	Centre Active U.S. Treasury Fund	Pro-forma Adjustments	Centre Active U.S. Treasury Fund - Pro-forma Combined
ASSETS:
Investments, at value	$53,795,313	$14,402,578	$-	$68,197,891
Investments in affiliates, at value	-	-	-	-
Cash	171,645	-	-	171,645
Receivable for dividends and interest	269,410	96,821	-	366,231
Receivable due from investment adviser	-	8,789	-	8,789
Receivable for shares sold	-	-	-	-
Deferred offering cost	-	30,375	-	30,375
Prepaid and other assets	30,830	1,225	-	32,055

Total Assets	54,267,198	14,539,788	-	68,806,986

Liabilities:
Payable to custodian due to overdraft	-	-	-	-
Payable to administrator	9,938	2,474	-	12,412
Payable to transfer agency	10,566	2,043	-	12,609
Payable for shares redeemed	73,415	-	-	73,415
Payable for fund distribution	84,996	-	-	84,996
Payable to investment adviser	8,957	-	-	8,957
Payable to sub-advisor	1,399	-	-	1,399
Accrued 12b-1 & shareholder services fees	11,196	-	-	11,196
Payable for custodian fees	1,919	833	-	2,752
Payable for printing	3,896	645	-	4,541
Payable for legal and audit fees	23,755	14,085	-	37,840
Payable to trustees	4,253	-	-	4,253
Payable under the Chief Compliance Officer Services Agreement	6,152	327	-	6,479
Other payables	854	215	-	1,069

Total Liabilities	241,296	20,622	-	261,918

NET ASSETS	$54,025,902	$14,519,166	$-	$68,545,068

NET ASSETS CONSIST OF:
Paid-in capital	$52,773,104	$14,379,623	$-	$67,152,727
Accumulated net investment income/(loss)	(493,901)	57,516	-	(436,385)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	43,426	135,975	-	179,401
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,703,273	(53,948)	-	1,649,325
NET ASSETS	$54,025,902	$14,519,166	-	68,545,068

INVESTMENTS, AT COST	$52,092,040	$14,456,526	$-	66,548,566

PRICING OF SHARES
Total Return U.S. Treasury Shares
Net Assets	$54,025,902
Shares outstanding(a)	5,622,764
Net Asset Value, offering and redemption price per share	$9.61
Maximum offering price per share (NAV/0.97), based on maximum sales charge of 3.00% of offering price	$9.91

Centre Institutional Class
Net Assets		$14,514,129		$14,514,129
Shares outstanding		1,438,198		1,438,198
Net Asset Value, offering and redemption price per share		$10.09		$10.09

Centre Investor Class
Net Assets		$5,037		$54,030,939
Shares outstanding(a)		500	5,365,035	5,365,535

Net Asset Value, offering and redemption price per share		$10.07		$10.07

(a)	Total Return U.S. Treasury Fund Shares are exchanged for the Centre Active U.S. Treasury Fund Investor Class Shares.

32

Statement of Operations for the Period October 1, 2013 to

September 30, 2014 (Unaudited)

Pro Forma Combined Statement of Assets and Liabilities

Total Return U.S. Treasury Fund, Inc.

Centre Active U.S. Treasury Fund

Centre Active U.S. Treasury Fund Pro Forma Combined

	Total Return U.S. Treasury Fund, Inc.	Centre Active U.S. Treasury Fund	Pro-forma Adjustments		Centre Active U.S. Treasury Fund- Pro-forma Combined

INVESTMENT INCOME:
Interest	$1,183,053	$84,156	$ -		$1,267,209

Total Investment Income	1,183,053	84,156	-		1,267,209

EXPENSES:
Investment advisory fees	117,717	38,005	93,971	(1)	249,693
Investment sub-advisory fees	15,804	-	(15,804)		-
Administration fees	87,519	16,378	(53,248	)(2)	50,649
Transfer agent fees	58,454	15,977	(35,668	)(3)	38,763
Custodian fees	8,769	3,468	(5,862	)(3)	6,375
Legal fees	33,397	7,972	(14,212	)(4)	27,157
Audit fees	24,442	11,533	(31,301	)(5)	4,674
Trustees’ fees and expenses	18,040	2,724	(13,449	)(6)	7,315
Registration/filing fees	20,766	1,569	(13,420	)(7)	8,915
12b-1 & shareholder services fees			-		-
Total Return Shares	145,472	-	(145,472)		-
Investor Class	-	8	155,201	(8)	155,209
Networking fees			-		-
Total Return Shares	6,208	-	(6,208	)(9)	-
Printing fees	9,769	1,894	(7,779	)(10)	3,884
Chief Compliance Officer services fees	18,064	2,594	(13,511	)(3)	7,147
Offering costs	-	72,331	(72,331)		-
Miscellaneous expenses	9,289	1,864	(6,937	)(11)	4,216

Total expenses before waivers	573,710	176,317	(186,029)		563,998
Fees waived/reimbursed by investment adviser:
Institutional Class	-	(119,257)	115,799	(12)	(3,458)
Investor Class	-	(43)	(23,906	)(12)	(23,949)

Net Expenses	573,710	57,017	(94,136)		536,591

Net Investment Income	609,343	27,139	94,136		730,618

Net realized gain/(loss) on investments	63,207	135,975			199,182
Net realized loss on foreign currencies	-	-			-
Net change in unrealized depreciation on investments	(662,553)	(53,948)			(716,501)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(599,346)	82,027	-		(517,319)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,997	$109,166	$94,136		$213,299

(1)

The adjustment is made to show the change in the advisory fees if the Reorganization is approved. If the Reorganization was approved your management fee would change from 0.23% (Total Return U.S. Treasury Fund, Inc.) to 0.40% of net assets.

(2)	The adjustment is made to show the change in the administration fees due to the Reorganization.
(3)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.
(4)	The adjustment is made to show a decrease in legal fees due to the Reorganization.
(5)	The adjustment is made to show the decrease of audit fees due to the occurrence of a single audit.
(6)	The adjustment is made to show the change in trustee’s compensation if the Reorganization were to occur.
(7)	The adjustment is made to show the change in the registration/filing fees due to the Reorganization.
(8)	The adjustment is made to show the change in the 12b-1 & shareholder services fees due to the Reorganization.
(9)	The adjustment is made to remove networking fees, as the Centre Active U.S. Treasury Fund does pass through fund.
(10)	The adjustment is made to show the decrease in printing costs due to the decrease in number of reports requiring print.
(11)	The adjustment is made to show the decrease in various fees related to the normal operation of the Funds.
(12)	The adjustment is made to show the adjusted waived/amount reimbursed due to the Fund based on the combined asset levels and expenses as well as the current expense limitation agreement.

33

Schedule of Investments as of September 30, 2014 (Unaudited)

Pro Forma Combined Schedule of Investments North American Government Bond Fund, Inc.

Centre Active U.S. Treasury Fund

Centre Active U.S. Treasury Fund Pro Forma Combined

		North American Government Bond Fund, Inc.			Centre Active U.S. Treasury Fund		Pro-forma Adjustments		Centre Active U.S. Treasury Fund – Pro Forma Combined
		Principal Amount	Value		Principal Amount	Value	Principal Amount	Value	Principal Amount	Value

GOVERNMENT BONDS (30.33%)
Canadian Government Bonds (15.62%)
05/01/2015, 1.000%		$3,100,000	$2,768,064		$-	$-			3,100,000	$2,768,064
05/01/2016, 1.000%		5,000,000	4,458,413		-	-			5,000,000	4,458,413
02/01/2017, 1.500%		3,250,000	2,924,956		-	-			3,250,000	2,924,956
06/01/2017, 4.000%		5,075,000	4,867,550		-	-			5,075,000	4,867,550

Total Canadian Government Bonds			15,018,983			-		-		15,018,983

Mexican Bonos (14.71%)
12/17/2015, 8.000%(a)		42,407,000	3,332,798		-	-			42,407,000	3,332,798
12/15/2016, 7.250%(a)		79,860,000	6,348,110		-	-			79,860,000	6,348,110
12/14/2017, 7.750%(a)		37,057,500	3,012,555		-	-			37,057,500	3,012,555
12/13/2018, 8.500%(a)		17,270,000	1,452,638		-	-			$17,270,000	1,452,638

Total Mexican Bonos			14,146,101			-		-		14,146,101

TOTAL GOVERNMENT BONDS (Cost $31,051,311, $-, $-, $- and $-)			29,165,084			-		-		29,165,084

U.S. GOVERNMENT BONDS & NOTES (68.20%)
U.S. Treasury Bonds (47.18%)
05/15/2017, 8.750%		10,770,000	12,968,178		-	-			10,770,000	12,968,178
08/15/2017, 8.875%		7,550,000	9,231,347		-	-			7,550,000	9,231,347
08/15/2019, 8.125%		3,775,000	4,908,678		-	-			3,775,000	4,908,678
02/15/2020, 8.500%		6,000,000	8,051,250		-	-			6,000,000	8,051,250
08/15/2020, 2.625%		1,000,000	1,034,219		-	-			1,000,000	1,034,219
08/15/2020, 8.750%		2,300,000	3,168,968		-	-			2,300,000	3,168,968
11/15/2021, 2.000%		3,625,000	3,570,060		-	-			3,625,000	3,570,060
11/15/2026, 6.500%		-	-		545,000	763,000			545,000	763,000
02/15/2031, 5.375%		-	-		545,000	721,742			545,000	721,742
11/15/2040, 4.250%		-	-		436,000	523,916			436,000	523,916
02/15/2043, 3.125%		-	-		436,000	429,869			436,000	429,869

Total U.S. Treasury Bonds			42,932,700			2,438,527		-	-	45,371,227

U.S. Treasury Notes (21.02%)
07/31/2015, 1.750%		-	-		1,527,000	1,547,996			1,527,000	1,547,996
02/29/2016, 2.125%		-	-		1,636,000	1,678,019			1,636,000	1,678,019
11/30/2016, 2.750%		-	-		1,417,000	1,479,658			1,417,000	1,479,658
02/15/2018, 3.500%		-	-		1,636,000	1,755,186			1,636,000	1,755,186
01/31/2019, 1.250%		-	-		-	-
01/31/2019, 1.500%		2,050,000	2,038,069		-	-			2,050,000	2,038,069
05/15/2019, 3.125%		-	-		1,636,000	1,739,273			1,636,000	1,739,273
07/31/2019, 1.625%		3,750,000	3,727,883		-	-			3,750,000	3,727,883
05/15/2021, 3.125%		-	-		1,308,000	1,386,633			1,308,000	1,386,633
07/31/2021, 2.250%		2,880,000	2,890,575		-	-			2,880,000	2,890,575
11/15/2022, 1.625%		-	-		545,000	515,408			545,000	515,408

02/15/2024, 2.750%		-	-		1,417,000	1,450,985		-	1,417,000	1,450,985

Total U.S. Treasury Notes			8,656,527			11,553,158				20,209,68

TOTAL U.S. GOVERNMENT BONDS & NOTES (Cost $49,664,780, $44,127,334, $14,045,633, $ - and $ -)			51,589,227			13,991,685		-		65,580,912

7-Day Yield		Shares	Value	7-Day Yield	Shares	Value			Shares	Value
SHORT TERM INVESTMENTS (0.67%)
Money Market Fund (0.43%)

Dreyfus Treasury Prime Cash Management, Institutional Class	-%	-	-	0.00004%	410,893	410,893		-	410,893	410,893

U.S. Treasury Bills (0.24%)
10/16/2014, 0.008%(b)		230,000	230,000		-	-			230,000	230,000

			230,000			-		-		230,000

TOTAL SHORT TERM INVESTMENTS (Cost $229,998, $7,964,706, $410,893, $ - and $ -)			230,000			410,893		-		640,893

TOTAL INVESTMENTS (99.20%) (Cost $80,946,089, $52,092,040, $14,456,526, $ - and $ -)			80,984,311			14,402,578		-		95,386,889

Other Assets in Excess of Liabilities (0.80%)			652,832			116,588				769,420

NET ASSETS (100.00%)			81,637,143			14,519,166		-		96,156,309

(a) Bonos are fixed rate, local currency-denominated coupon bond issued by the Mexican Government.

(b) Interest rate presented is yield to maturity.

Common Abbreviations:

CAD - Canadian Dollar

MXN - Mexican Peso

34

As of September 30, 2014, all securities held by the ISI Fund would comply with the investment guidelines and restrictions of the corresponding Centre Fund.

35

FAIR VALUE MEASUREMENTS

North American Government Bond Fund, Inc.

Centre Active U.S. Treasury Fund

Centre Active U.S. Treasury Fund Pro Forma Combined

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).

Level 3 - Significant unobservable prices or inputs (including the oversight of the Board and Adviser in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of September 30, 2014:

	North American Government Bond Fund, Inc.			Centre Active U.S. Treasury Fund			Pro Forma Adjustments			Centre Active U.S. Treasury Fund Pro Forma Combined
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Total

Government Bonds	$-	$29,165,084	$-	$-	$-	$-	$-	$-	$-	$-	$29,165,084	$-	$29,165,084

U.S. Government Bonds & Notes	-	1,589,227	-	-	13,991,685	-	-	-	-	-	65,580,912	-	65,580,912

Short Term Investments	-	230,000	-	410,893		-	-	-	-	410,893	230,000	-	640,893

TOTAL	$-	$80,984,311	$-	$410,893	$13,991,685	$-	$-	$-	$-	$410,893	$94,975,996	$-	$95,386,889

36

Statement of Assets and Liabilities as of September 30, 2014

(Unaudited)

Pro Forma Combined Statement of Assets and Liabilities

North American Government Bond Fund, Inc

Centre Active U.S. Treasury Fund

Centre Active U.S. Treasury Fund Pro Forma Combined

	North American Government Bond Fund, Inc	Centre Active U.S. Treasury Fund	Pro-forma Adjustments	Centre Active U.S. Treasury Fund Pro-forma Combined
ASSETS:
Investments, at value	$80,984,311	$14,402,578	$-	$95,386,889
Investments in affiliates, at value	-	-	-	-
Cash	-	-	-	-
Receivable for dividends and interest	1,017,213	96,821	-	1,114,034
Receivable due from investment adviser	-	8,789	-	8,789
Receivable for shares sold	5,562	-	-	5,562
Deferred offering cost	-	30,375	-	30,375
Prepaid and other assets	35,395	1,225	-	36,620

Total Assets	82,042,481	14,539,788	-	96,582,269

LIABILITIES:
Payable to custodian due to overdraft	38,971	-	-	38,971
Payable to administrator	21,034	2,474	-	23,508
Payable to transfer agency	20,959	2,043	-	23,002
Payable for shares redeemed	31,076	-	-	31,076
Payable for fund distribution	175,291	-	-	175,291
Payable to investment adviser	25,587	-	-
Payable to sub-advisor	-	-		25,587
Accrued 12b-1 & shareholder services fees	31,920	-		31,920
Payable for custodian fees	5,795	833	-	6,628
Payable for printing	7,690	645	-	8,335
Payable for legal and audit fees	27,343	14,085	-	41,428
Payable to trustees	6,022	-	-	6,022

Payable under the Chief Compliance Officer Services Agreement	10,392	327	-	10,719
Other payables	3,258	215	-	3,473

Total Liabilities	405,338	20,622	-	425,960

NET ASSETS	$81,637,143	$14,519,166	$-	$96,156,309

NET ASSETS CONSIST OF:
Paid-in capital	$83,813,080	$14,379,623	$-	$98,192,703
Accumulated net investment income/(loss)	(966,331)	57,516	-	(908,815)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(1,240,592)	135,975	-	(1,104,617)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated to foreign currencies	30,986	(53,948)	-	(22,962)

NET ASSETS	$81,637,143	$14,519,166	$-	$96,156,309

INVESTMENTS, AT COST	$80,946,089	$14,456,526	$-	$95,402,615

PRICING OF SHARES
Class A
Net Assets	$64,878,835
Shares outstanding(a)	8,881,112
Net Asset Value, offering and redemption price per share	$ 7.31
Maximum offering price per share (NAV/0.97), based on maximum sales charge of 3.00% of offering price	$ 7.54

Class C
Net Assets	$ 4,432,805
Shares outstanding(a)	1,705,543
Net Asset Value, offering and redemption price per share	$ 7.23

Class I
Net Assets	$ 4,432,805
Shares outstanding(b)	612,260
Net Asset Value, offering and redemption price per share	$ 7.24

Centre Institutional Class
Net Assets		$14,514,129		$18,946,934
Shares outstanding(b)		1,438,198	439,595	1,877,793
Net Asset Value, offering and redemption price per share		$ 10.09		$ 10.09

Centre Investor Class
Net Assets		$ 5,037		$77,209,375
Shares outstanding(a)		500	7,666,767	7,667,267
Net Asset Value, offering and redemption price per share		$ 10.07		$ 10.07

(a)	North American Government Bond Fund, Inc. Class A and C Shares are exchanged for the Centre Active U.S. Treasury Fund Investor Class Shares.
(b)	North American Government Bond Fund, Inc. Class I Shares are exchanged for the Centre Active U.S. Treasury Fund Institutional Class Shares.

37

Statement of Operations for the Period October 1, 2013 to September 30, 2014

(Unaudited)

Pro Forma Combined Statement of Assets and Liabilities

North American Government Bond Fund, Inc.

Centre Active U.S. Treasury Fund

Centre Active U.S. Treasury Fund Pro Forma Combined

	North American Government Bond Fund, Inc.	Centre Active U.S. Treasury Fund	Pro Forma Adjustments		Centre Active U.S. Treasury Fund – Pro Forma Combined
INVESTMENT INCOME:
Interest	$ 2,494,614	$84,156	$-		$2,578,770

Total investment income	2,494,614	84,156	-		2,578,770

EXPENSES:
Investment advisory fees	341,520	38,005	-	(1)	379,525
Investment sub-advisory fees	-	-	-		-
Administration fees	127,980	16,378	(70,040)	(2)	74,318
Transfer agent fees	88,994	15,977	(48,093)	(3)	56,878
Custodian fees	23,887	3,468	(18,000)	(3)	9,355
Legal fees	49,117	7,972	(17,240)	(4)	39,849
Audit fees	24,442	11,533	(29,116)	(5)	6,859
Trustees’ fees and expenses	26,243	2,724	(18,234)	(6)	10,733
Registration/filing fees	78,431	1,569	(66,919)	(7)	13,081
12b-1 & shareholder services fees			-		-
Class A	271,662	-	(271,662)		-
Class C	133,651	-	(133,651)		-
ISI Shares	-	-	-		-
Investor Class	-	8	227,734	(8)	227,742
Networking fees			-		-
Fund Level	11,977	-	(11,977)	(9)	-
Class A	310	-	(310)	(9)	-
Class C	59	-	(59)	(9)	-
Institutional Class	20	-	(20)	(9)	-
ISI Shares	-	-	-	(9)	-
Printing fees	16,409	1,894	(12,603)	(10)	5,700
Chief Compliance Officer services fees	24,581	2,594	(16,688)	(3)	10,487
Offering costs	-	72,331	(72,331)		-
Miscellaneous expenses	14,818	1,864	(10,497)	(11)	6,185

Total expenses before waivers	1,234,101	176,317	(569,707)		840,711
Fees waived/reimbursed by investment adviser:
Class A	-	-			-
Class C	(14,163)	-	14,163	(12)	-
Institutional Class	-	(119,257)	114,183	(12)	(5,074)
Investor Class	-	(43)	(35,098)	(12)	(35,141)

Net Expenses	1,219,938	57,017	(476,459)		800,496

Net Investment Income	1,274,676	27,139	476,459		1,778,274

Net realized gain/(loss) on investments	(1,209,391)	135,975			(1,073,416)
Net realized loss on foreign currencies	(40,691)	-			(40,691)
Net change in unrealized depreciation on investments	(1,667,907)	(53,948)			(1,721,855)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currency transactions	(7,228)	-			(7,228)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON AND FOREIGN CURRENCIES	(2,925,217)	82,027	-		(2,843,190)

NET INCREASE/(DECREASE) IN NET ASSETS OPERATIONS	$ (1,650,541)	$109,166	$476,459		$(1,064,916)

(1)	The adjustment shows no change in the advisory fees if the Reorganization is approved. Both Funds have an advisory fee of 0.40% of net assets.
(2)	The adjustment is made to show the change in the administration fees due to the Reorganization.
(3)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.
(4)	The adjustment is made to show a decrease in legal fees due to the Reorganization.
(5)	The adjustment is made to show the decrease of audit fees due to the occurrence of a single audit.
(6)	The adjustment is made to show the change in trustee’s compensation if the Reorganization were to occur.
(7)	The adjustment is made to show the change in the registration/filing fees due to the Reorganization.
(8)	The adjustment is made to show the change in the 12b-1 & shareholder services fees due to the Reorganization.
(9)	The adjustment is made to remove networking fees, as the Centre Active U.S. Treasury Fund does pass through fund.
(10)	The adjustment is made to show the decrease in printing costs due to the decrease in number of reports requiring print.
(11)	The adjustment is made to show the decrease in various fees related to the normal operation of the Funds.
(12)	The adjustment is made to show the adjusted waived/amount reimbursed due to the Fund based on the combined asset levels and expenses as well as the current expense limitation agreement.

38

Schedule of Investments as of September 30, 2014

(Unaudited)

Pro Forma Combined Schedule of Investments

Total Return U.S. Treasury Fund, Inc.

North American Government Bond Fund, Inc.

Centre Active U.S. Treasury Fund

Centre Active U.S. Treasury Fund Pro Forma Combined

	Currency	North American Government Bond Fund, Inc. Principal Amount Value			Total Return U.S. Treasury Fund, Inc. Principal Amount Value			Centre Active U.S. Treasury Fund Principal Amount Value		Pro-forma Adjustments Principal Amount Value	Centre Active U.S. Treasury Fund -Pro-forma Combined Principal Amount Value
GOVERNMENT BONDS (19.42%)
Canadian Government Bonds (10.00%)
05/01/2015, 1.000%	CAD	3,100,000	$2,768,064		-	$ -		-	$-		3,100,000	$2,768,064
05/01/2016, 1.000%	CAD	5,000,000	4,458,413		-	-		-	-		5,000,000	4,458,413
02/01/2017, 1.500%	CAD	3,250,000	2,924,956		-	-		-	-		3,250,000	2,924,956
06/01/2017, 4.000%	CAD	5,075,000	4,867,550		-	-		-	-		5,075,000	4,867,550
Total Canadian Government Bonds			15,018,983			-			-	-		15,018,983

Mexican Bonos (9.42%)
12/17/2015, 8.000%(a)	MXN	42,407,000	3,332,798		-	-		-	-		42,407,000	3,332,798
12/15/2016, 7.250%(a)	MXN	79,860,000	6,348,110		-	-		-	-		79,860,000	6,348,110
12/14/2017, 7.750%(a)	MXN	37,057,500	3,012,555		-	-		-	-		37,057,500	3,012,555
12/13/2018, 8.500%(a)	MXN	17,270,000	1,452,638		-	-		-	-		17,270,000	1,452,638
Total Mexican Bonos			14,146,101			-			-	-		14,146,101

TOTAL GOVERNMENT BONDS (Cost $31,051,311, $ -, $ -, $ - and $ -)			29,165,084			-			-	-		29,165,084
U.S. GOVERNMENT BONDS & NOTES (74.18%)
U.S. Treasury Bonds (49.22%)
05/15/2017, 8.750%		$10,770,000	12,968,178		$-	-		$-	-		$10,770,000	12,968,178
08/15/2017, 8.875%		7,550,000	9,231,347		-	-		-	-		7,550,000	9,231,347
11/15/2018, 3.750%		-	-		360,000	391,627		-	-		360,000	391,627
08/15/2019, 8.125%		3,775,000	4,908,678		10,000,000	13,003,120		-	-		13,775,000	17,911,798
02/15/2020, 8.500%		6,000,000	8,051,250		-	-		-	-		6,000,000	8,051,250
08/15/2020, 2.625%		1,000,000	1,034,219		-	-		-	-		1,000,000	1,034,219
08/15/2020, 8.750%		2,300,000	3,168,968		11,000,000	15,155,932		-	-		13,300,000	18,324,900
11/15/2021, 2.000%		3,625,000	3,570,060		-	-		-	-		3,625,000	3,570,060
11/15/2026, 6.500%		-	-		-	-		545,000	763,000		545,000	763,000
02/15/2031, 5.375%		-	-		-	-		545,000	721,742		545,000	721,742
11/15/2040, 4.250%		-	-		-	-		436,000	523,916		436,000	523,916
02/15/2043, 3.125%		-	-		-	-		436,000	429,869		436,000	429,869
Total U.S. Treasury Bonds			42,932,700			28,550,679			2,438,527	-		73,921,906
U.S. Treasury Notes (24.96%)
07/31/2015, 1.750%		-	-		-	-		1,527,000	1,547,996		1,527,000	1,547,996
02/29/2016, 2.125%		-	-		-	-		1,636,000	1,678,019		1,636,000	1,678,019
11/30/2016, 2.750%		-	-		-	-		1,417,000	1,479,658		1,417,000	1,479,658
02/15/2018, 3.500%		-	-		-	-		1,636,000	1,755,186		1,636,000	1,755,186
01/31/2019, 1.250%		-	-		16,000,000	15,738,751		-	-		16,000,000	15,738,751
01/31/2019, 1.500%		2,050,000	2,038,069		1,550,000	1,540,979		-	-		3,600,000	3,579,048
05/15/2019, 3.125%		-	-		-	-		1,636,000	1,739,273		1,636,000	1,739,273
07/31/2019, 1.625%		3,750,000	3,727,883		-	-		-	-		3,750,000	3,727,883
05/15/2021, 3.125%		-	-		-	-		1,308,000	1,386,633		1,308,000	1,386,633
07/31/2021, 2.250%		2,880,000	2,890,575		-	-		-	-		2,880,000	2,890,575
11/15/2022, 1.625%		-	-		-	-		545,000	515,408		545,000	515,408
02/15/2024, 2.750%		-	-		-	-		1,417,000	1,450,985		1,417,000	1,450,985
Total U.S. Treasury Notes			8,656,527			17,279,730			11,553,158	-		37,489,415

TOTAL U.S. GOVERNMENT BONDS & NOTES (Cost $49,664,780, $44,127,334, $14,045,633, $ - and $ -)			51,589,227			45,830,409			13,991,685	-		111,411,321
	7-Day Yield	Shares	Value	7-Day Yield	Shares	Value	7-Day Yield	Shares	Value		Shares	Value
SHORT TERM INVESTMENTS (5.73%)
Money Market Fund (0.27%)
Dreyfus Treasury Prime Cash Management, Institutional Class	–%	-	-	–%	-	-	0.00004%	410,893	410,893	-	410,893	410,893
U.S. Treasury Bills (5.46%)
10/02/2014, 0.007%(b)		-	-		560,000	560,000		-	-		560,000	560,000
10/16/2014, 0.008%(b)		230,000	230,000		-	-		-	-		230,000	230,000
11/06/2014, 0.018%(b)		-	-		7,405,000	7,404,904		-	-		7,405,000	7,404,904

39

	230,000	7,964,904	-	-	8,194,904

TOTAL SHORT TERM INVESTMENTS (Cost $229,998, $7,964,706, $410,893, $ - and $ -)	230,000	7,964,904	410,893	-	8,605,797
TOTAL INVESTMENTS (99.33%) (Cost $80,946,089, $52,092,040, $14,456,526, $ - and $ -)	80,984,311	53,795,313	14,402,578	-	149,182,202
Other Assets in Excess of Liabilities (0.67%)	652,832	230,589	116,588		1,000,009
NET ASSETS (100.00%)	81,637,143	54,025,902	14,519,166	-	150,182,211

(a)Bonos are fixed rate, local currency-denominated coupon bond issued by the Mexican Government.

(b)Interest rate presented is yield to maturity.

Common Abbreviations:

CAD - Canadian Dollar

MXN - Mexican Peso

As of September 30, 2014, all securities held by the ISI Fund would comply with the investment guidelines and restrictions of the corresponding Centre Fund.

40

FAIR VALUE MEASUREMENTS

North American Government Bond Fund, Inc.

Total Return U.S. Treasury Fund, Inc.

Centre Active U.S. Treasury Fund

Centre Active U.S. Treasury Fund Pro Forma Combined

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).

Level 3 - Significant unobservable prices or inputs (including the oversight of the Board and Adviser in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of September 30, 2014:

	North American Government Bond Fund			Total Return U.S. Treasury Fund			Centre Active U.S. Treasury Fund			Pro Forma Adjustments			Centre Active U.S. Treasury Fund Pro Forma Combined
Investments in Securities at Value	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Total
Government Bonds	$ -	$29,165,084	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$29,165,084	$ -	$29,165,084
U.S. Government Bonds & Notes	-	51,589,227	-	-	45,830,409	-	-	13,991,685	-	-	-	-	-	111,411,321	-	111,411,321
Short Term Investments	-	230,000	-	-	7,964,904	-	410,893	-	-	-	-	-	410,893	8,194,904	-	8,194,904
TOTAL	$ -	$80,984,311	$ -	$ -	$53,795,313	$ -	$410,893	$13,991,685	$ -	$ -	$ -	$ -	$410,893	$148,771,309	$ -	$149,182,202

41

Statement of Assets and Liabilities as of September 30, 2014

(Unaudited)

Pro Forma Combined Statement of Assets and Liabilities

Total Return U.S. Treasury Fund, Inc.

North American Government Bond Fund, Inc.

Centre Active U.S. Treasury Fund

Centre Active U.S. Treasury Fund Pro Forma Combined

	North American Government Bond Fund	Total Return U.S. Treasury Fund	Centre Active U.S. Treasury Fund	Pro- Forma Adjust- ments	Centre Active U.S. Treasury Fund-Pro-forma Combined

ASSETS:
Investments, at value	$80,984,311	53,795,313	14,402,578	-	$149,182,202
Investments in affiliates, at value	-	-	-	-
Cash	-	171,645	-	-	171,645
Receivable for dividends and interest	1,017,213	269,410	96,821	-	1,383,444
Receivable due from investment adviser	-	-	8,789	-	8,789

Receivable for shares sold	5,562	-	-	-	5,562

Deferred offering cost	-	-	30,375	-	30,375

Prepaid and other assets	35,395	30,830	1,225	-	67,450

Total Assets	82,042,481	$4,267,198	14,539,788	-	150,849,467

LIABILITIES:				-
Payable to custodian due to overdraft	38,971	-	-	-	38,971
Payable to administrator	21,034	9,938	2,474	-	33,446
Payable to transfer agency	20,959	10,566	2,043	-	33,568
Payable for shares redeemed	31,076	73,415	-	-	104,491
Payable for fund distribution	175,291	84,996	-	-	260,287
Payable to investment adviser	25,587	8,957	-	-	34,544
Payable to sub-advisor	-	1,399	-	-	1,399
Accrued 12b-1 & shareholder services fees	31,920	11,196	-	-	43,116
Payable for custodian fees	5,795	1,919	833	-	8,547
Payable for printing	7,690	3,896	645	-	12,231

Payable for legal and audit fees	27,343	23,755	14,085	--	65,183

Payable to trustees	6,022	4,253	-	-	10,275
Payable under the Chief Compliance Officer Services Agreement	10,392	6,152	327	-	16,871
Other payables	3,258	854	215	-	4,327

Total Liabilities	405,338	241,296	20,622	-	667,256

NET ASSETS	$1,637,143	$4,025,902	$14,519,166	-	$150,182,211

NET ASSETS CONSIST OF:				--

Paid-in capital	$83,813,080	$2,773,104	$14,379.623	-	$150,965,807
Accumulated net investment income/(loss)	(966,331)	(493,901)	$7,516	-	(1,402,716)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(1,240,592)	43,426	135,975	-	(1,061,191)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	30,986	1,703,273	(53,948)	-	1,680,311

NET ASSETS	$1,637,143	$4,025,902	$14,519,166	-	$150,182,211

INVESTMENTS, AT COST	$80,946,089	$2,092,040	$14,456,526	-	$147,494,655

PRICING OF SHARES
Class A
Net Assets	$64,878,855
Shares outstanding(a)	8,881,112

42

Net Asset Value, offering and redemption price per share	7.31
Maximum offering price per share (NAV/0.97), based on maximum sales charge of 3.00% of offering price	7.54

Class C
Net Assets	$12,325,503
Shares outstanding(a)	1,705,543
Net Asset Value, offering and redemption price per share	7.23

Institutional Class
Net Assets	$4,432,805
Shares outstanding(b)	612,260
Net Asset Value, offering and redemption price per share	$724

ISI Shares
Net Assets		$54,025,902
Shares outstanding(a)		$622,764
Net Asset Value, offering and redemption price per share		$9.61
Maximum offering price per share (NAV/0.97), based on maximum sales charge of 3.00% of offering price		$9.91
Centre Institutional Class
Net Assets			$14,514,129		$18,946,934.00
Shares outstanding(b)			1,438,198	439,595	1,877,793
Net Asset Value, offering and redemption price per share			$10.09		$10.09
Centre Investor Class
Net Assets			$5,037		$131,235,277
Shares outstanding(a)			500	13,091,802	$13,032,302
Net Asset Value, offering and redemption price per share			$10.07		$10.07

(a)	North American Government Bond Fund Class A and C Shares and Total Return U.S. Treasury Fund Shares are exchanged for the Centre Active U.S. Treasury Fund Investor Class Shares

(b)	North American Government Bond Fund Class I Shares are exchanged for the Centre Active U.S. Treasury Fund Institutional Class Shares

43

Statement of Operations for the Period October 1, 2013 to September 30, 2014 (Unaudited)

Pro Forma Combined Statement of Operations

Total Return U.S. Treasury Fund, Inc.

North American Government Bond Fund, Inc.

Centre Active U.S. Treasury Fund

Centre Active U.S. Treasury Fund Pro Forma Combined

	North American Government Bond Fund, Inc.	Total Return U.S. Treasury Fund, Inc.	Centre Active U.S. Treasury Fund	Pro-forma Adjustments		Centre Active U.S. Treasury Fund - Pro-forma Combined

INVESTMENT INCOME:
Interest	$2,494,614	$1,183,053	$84,156	$ -		$3,761,823

Total Investment Income	2,494,614	1,183,053	84,156	-		3,761,823

EXPENSES:
Investment advisory fees	341,520	117,717	38,005	131,976	(1)	629,218
Investment sub-advisory fees	-	15,804	-	(15,804)		-
Administration fees	127,980	87,519	16,378	(106,910)	(2)	124,967
Transfer agent fees	88,994	58,454	15,977	(67,784)	(3)	95,641
Custodian fees	23,887	8,769	3,468	(20,394)	(3)	15,730
Legal fees	49,117	33,397	7,972	(23,480)	(4)	67,006
Audit fees	24,442	24,442	11,533	(48,884)	(5)	11,533
Trustees’ fees and expenses	26,243	18,040	2,724	(28,959)	(6)	18,048
Registration/filing fees	78,431	20,766	1,569	(78,770)	(7)	21,996
12b-1 & shareholder services fees				-		-
Class A	271,662	-	-	(271,662)		-
Class C	133,651	-	-	(133,651)		-
ISI Shares	-	145,472	-	(145,472)		-
Investor Class	-	-	8	382,943	(8)	382,951
Networking fees				-		-
Fund Level	11,977	-	-	(11,977)	(9)	-
Class A	310	-	-	(310)	(9)	-
Class C	59	-	-	(59)	(9)	-
Institutional Class	20	-	-	(20)	(9)	-
ISI Shares	-	6,208	-	(6,208)	(9)	-
Printing fees	16,409	9,769	1,894	(18,488)	(10)	9,584
Chief Compliance Officer services fees	24,581	18,064	2,594	(27,605)	(3)	17,634
Offering costs	-	-	72,331	(72,331)		-
Miscellaneous expenses	14,818	9,289	1,864	(15,570)	(11)	10,401

Total expenses before waivers	1,234,101	573,710	176,317	(579,419)		1,404,709
Fees waived/reimbursed by investment adviser:
Class A	-	-	-			-
Class C	(14,163)	-	-	14,163	(12)	-
Institutional Class	-	-	(119,257)	110,726	(12)	(8,531)
Investor Class	-	-	(43)	(59,048)	(12)	(59,091)

Net Expenses	1,219,938	573,710	57,017	(513,578)		1,337,087

Net Investment Income	1,274,676	609,343	27,139	513,578		2,424,736

Net realized gain/(loss) on investments	(1,209,391)	63,207	135,975			(1,010,209)
Net realized loss on foreign currencies	(40,691)	-	-			(40,691)
Net change in unrealized depreciation on investments	(1,667,907)	(662,553)	(53,948)			(2,384,408)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currency transactions	(7,228)	-	-			(7,228)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

44

AND FOREIGN CURRENCIES	(2,925,217)	(599,346)	82,027	-	(3,442,536)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (1,650,541)	$ 9,997	$ 109,166	$ 513,578	$ (1,017,800)

(1) The adjustment is made to show the change in advisory fees if the Reorganization is approved. If the Reorganization was approved your management fee would change from 0.40% (North American Government Bond Fund, Inc.) and 0.23% (Total Return U.S. Treasury Fund, Inc.) to 0.40% of net assets.

(2) The adjustment is made to show the change in the administration fees due to the Reorganization.

(3) The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.

(4) The adjustment is made to show a decrease in legal fees due to the Reorganization.

(5) The adjustment is made to show the decrease of audit fees due to the occurrence of a single audit.

(6) The adjustment is made to show the change in trustee’s compensation if the Reorganization were to occur.

(7) The adjustment is made to show the change in the registration/filing fees due to the Reorganization.

(8) The adjustment is made to show the change in the 12b-1 & shareholder services fees due to the Reorganization.

(9) The adjustment is made to remove networking fees, as the Centre Active U.S. Treasury Fund does pass through fund.

(10) The adjustment is made to show the decrease in printing costs due to the decrease in number of reports requiring print.

(11) The adjustment is made to show the decrease in various fees related to the normal operation of the Funds.

(12) The adjustment is made to show the adjusted waived/amount reimbursed due to the Fund based on the combined asset levels and expenses as well as the current expense limitation agreement.

45

Schedule of Investments as of September 30, 2014 (Unaudited)

Pro Forma Combined Schedule of Investments

Managed Municipal Fund, Inc.

Centre Active U.S. Tax Exempt Fund*

Centre Active U.S. Tax Exempt Fund Pro Forma Combined

	Managed Municipal Fund, Inc.				Pro-forma Adjustments		Centre Active U.S. Tax Exempt Fund – Pro-forma Combined
	Maturity Date	Interest Rate	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
MUNICIPAL BONDS (93.35%) Delaware (7.41%)
State of Delaware	7/1/2019	3.000%	$1,400,000	$1,523,844	$ -	$ -	$1,400,000	$ 1,523,844
State of Delaware	8/1/2026	3.000%	1,500,000	1,553,580			1,500,000	1,553,580
State of Delaware	3/1/2031	4.000%	2,000,000	2,147,960			2,000,000	2,147,960
				5,225,384		-		5,225,384

Georgia (12.01%)
Gwinnett County Water & Sewerage Authority	8/1/2028	4.000%	2,000,000	2,125,940			2,000,000	2,125,940
State of Georgia, Series G(a)	10/1/2023	4.125%	2,000,000	2,137,940			2,000,000	2,137,940
State of Georgia	4/1/2025	4.250%	1,120,000	1,207,394			1,120,000	1,207,394
State of Georgia	7/1/2029	3.000%	3,000,000	3,002,700			3,000,000	3,002,700
				8,473,974		-		8,473,974

Kansas (8.71%)
State of Kansas, Development Finance Authority, DW-1(a)	4/1/2020	3.000%	2,865,000	2,974,500			2,865,000	2,974,500
State of Kansas, Development Finance Authority, DW-1(a)	4/1/2022	3.125%	2,975,000	3,165,192			2,975,000	3,165,192
				6,139,692		-		6,139,692

Maryland (18.12%)
County of Baltimore	8/1/2022	4.000%	1,665,000	1,858,007			1,665,000	1,858,007
County of Prince George’s	7/15/2026	4.125%	2,000,000	2,136,060			2,000,000	2,136,060
County of Washington, Suburban Sanitary District, Public Improvements	6/1/2026	3.000%	2,000,000	2,058,900			2,000,000	2,058,900
County of Washington, Suburban Sanitary District, Water Supply(a)	6/1/2026	4.250%	2,500,000	2,666,200			2,500,000	2,666,200
State of Maryland, Capital Improvements, Series A(a)	2/15/2020	4.000%	4,000,000	4,058,400			4,000,000	4,058,400
				12,777,567		-		12,777,567

North Carolina (9.41%)
County of Mecklenburg	2/1/2026	3.500%	2,000,000	2,204,440			2,000,000	2,204,440
County of Wake	5/1/2029	3.000%	2,525,000	2,554,593			2,525,000	2,554,593
State of North Carolina	6/1/2026	5.000%	1,500,000	1,879,935			1,500,000	1,879,935
				6,638,968		-		6,638,968

Ohio (0.77%)
City of Columbus	7/1/2029	4.000%	500,000	542,430		-	500,000	542,430

46

Oregon (3.10%)
State of Oregon	5/1/2030	5.000%	1,915,000	2,184,670		-	1,915,000	2,184,670

Tennessee (4.07%)
State of Tennessee, Series A(a)	5/1/2026	5.000%	500,000	557,630			500,000	557,630
State of Tennessee, Series A(a)	5/1/2027	5.000%	2,075,000	2,314,165			2,075,000	2,314,165
				2,871,795		–		2,871,795

Texas (5.67%)
State of Texas	8/1/2039	5.000%	3,515,000	4,000,316		-	3,515,000	4,000,316

Utah (4.76%)
State of Utah	7/1/2023	5.000%	2,785,000	3,360,103		-	2,785,000	3,360,103
Virginia (16.38%)
County of Henrico, Public Improvements(a)	7/15/2024	4.250%	2,830,000	2,922,484			2,830,000	2,922,484
Fairfax County, Water Authority Revenue(a)	4/1/2027	4.500%	2,500,000	2,656,035			2,500,000	2,656,035
State of Virginia, Series B(a)	6/1/2026	4.250%	2,500,000	2,659,250			2,500,000	2,659,250
Virginia Resources Authority	10/1/2028	4.500%	3,000,000	3,316,950			3,000,000	3,316,950
				11,554,719		–		11,554,719

Washington (2.94%)
State of Washington	2/1/2036	4.000%	2,000,000	2,075,280		-	2,000,000	2,075,280

TOTAL MUNICIPAL BONDS
(Cost $62,097,393, $ - and $62,097,393)				65,844,898		–		65,844,898

			Shares	Value	Shares	Value	Shares	Value
SHORT TERM INVESTMENTS (5.91%)
U.S. Treasury Bills (5.91%)

10/02/2014, 0.008%(b)			1,365,000	1,364,986			1,365,000	1,364,986
11/06/14, 0.017%(b)			200,000	200,000			200,000	200,000
12/04/14, 0.011%(b)			2,600,000	2,600,000			2,600,000	2,600,000
				4,164,986		–		4,164,986

TOTAL SHORT TERM INVESTMENTS
(Cost $4,164,969, $ - and $4,164,969)				4,164,986		–		4,164,986
TOTAL INVESTMENTS (99.26%)
Cost $66,262,362, $ - and $66,262,362)				$70,009,884		$ -		$70,009,884
Other Assets In Excess Of Liabilities (0.74%)				519,732		–		519,732
NET ASSETS (100.00%)				$70,529,616		$ -		$70,529,616

*No information is presented for the Centre Active U.S. Tax Exempt Fund, as the Fund has not yet commenced operations.

(a) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(b)	Interest rate presented is yield to maturity.

47

As of September 30, 2014, all securities held by the ISI Fund would comply with the investment guidelines and restrictions of the corresponding Centre Fund.

FAIR VALUE MEASUREMENTS

Managed Municipal Fund, Inc.

Centre Active U.S. Tax Exempt Fund*

Pro Forma Combined

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).

Level 3 - Significant unobservable prices or inputs (including the oversight of the Board and Adviser in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of September 30, 2014:

	Managed Municipal Fund, Inc.			Pro Forma Adjustments			Centre Active U.S. Tax Exempt Fund Pro Forma Combined
Investments in Securities at Value	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Total
Municipal Bonds	$-	$65,844,898	$-	$-	$-	$-	$-	$65,844,898	$-	$65,844,898
Short Term Investments	-	4,164,986	-	-	-	-	4,164,986	-	-	4,164,986
TOTAL	$-	$70,009,884	$-	$-	$-	$-	$70,009,884	$-	$-	$70,009,884
*No information is presented for the Centre Active U.S. Tax Exempt Fund, as the Fund has not yet commenced operations.

48

Statement of Assets and Liabilities as of September 30, 2014 (Unaudited)

Pro Forma Combined Statement of Assets and Liabilities

Managed Municipal Fund, Inc.

Centre Active U.S. Tax Exempt Fund*

Centre Active U.S. Tax Exempt Fund Pro Forma Combined

	Managed Municipal Fund, Inc.	Pro-forma Adjustments	Centre Active U.S. Tax Exempt Fund - Pro-forma Combined
ASSETS:
Investments, at value	$ 70,009,884	$ -	$70,009,884
Cash	8,826	-	8,826
Receivable for dividends and interest	750,237	-	750,237
Prepaid and other assets	34,121	-	34,121

Total Assets	70,803,068	-	70,803,068

LIABILITIES:
Payable to administrator	15,556	-	15,556
Payable to transfer agency	10,585	-	10,585
Payable for shares redeemed	40,560	-	40,560
Payable for fund distribution	120,080	-	120,080
Payable to investment adviser	23,259	-	23,259
Accrued 12b-1 fees	12,902	-	12,902
Payable for custodian fees	2,551	-	2,551
Payable for printing	4,568	-	4,568
Payable for legal and audit fees	25,872	-	25,872
Payable to trustees	6,793	-	6,793
Payable under the Chief Compliance Officer Services Agreement	9,005	-	9,005
Other payables	1,721	-	1,721

Total Liabilities	273,452	-	273,452

NET ASSETS	$ 70,529,616	$ -	$70,529,616

NET ASSETS CONSIST OF:
Paid-in capital	$ 67,429,241	$ -	$67,429,241
Accumulated net investment income	(43)		(43)
Accumulated net realized gain on investments and foreign currency transactions	(647,104)		(647,104)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,747,522		3,747,522

NET ASSETS	$ 70,529,616	$ -	$70,529,616

INVESTMENTS, AT COST	$ 66,262,362	$ -	$66,262,362
PRICING OF SHARES
Class A
Net Assets	$ 62,571,638
Shares outstanding(a)	5,853,107
Net Asset Value, offering and redemption price per share	$ 10.69
Maximum offering price per share (NAV/0.97), based on maximum sales charge of
3.00% of offering price	$ 11.02
Class I
Net Assets	$ 7,957,978	$ 7,957,978	$7,957,978
Shares outstanding	748,519	748,519	748,519
Net Asset Value, offering and redemption price per share	$ 10.63	$ 10.63	$10.63
Investor Class
Net Assets		$ 62,571,638	$62,571,638
Shares outstanding(a)		5,853,107	5,853,107
Net Asset Value, offering and redemption price per share		$ 10.69	$10.69

*	No information is presented for the Centre Active U.S. Tax Exempt Fund, as the Fund has not yet commenced operations.
(a)	Managed Municipal Fund, Inc. Class A Shares are exchanged for the Centre Active U.S. Tax Exempt Fund Investor Class Shares
(b)	Managed Municipal Fund, Inc. Class I Shares are exchanged for the Centre Active U.S. Tax Exempt Fund Institutional Class Shares

49

Statement of Operations for the Period October 1, 2013 to September 30, 2014 (Unaudited)

Pro Forma Combined Statement of Operations

Managed Municipal Fund, Inc.

Centre Active U.S. Tax Exempt Fund*

Centre Active U.S. Tax Exempt Fund Pro Forma Combined

	Managed Municipal Fund, Inc.	Pro-forma Adjustments			Centre Active U.S. Tax Exempt Fund - Pro-forma Combined
INVESTMENT INCOME:
Interest	$ 2,438,769	$-			$ 2,438,769

Total Investment Income	2,438,769	-			2,438,769

EXPENSES:
Investment advisory fees	300,151			(1)	300,132
Administration fees	118,157	(53,250)		(2)	64,926
Transfer agent fees	54,540	(19,812)		(3)	34,728
Custodian fees	11,698	(4,195)		(3)	7,503
Legal fees	45,441	(13,480)		(4)	31,961
Audit fees	24,442	(12,909)		(5)	11,533
Trustees’ fees and expenses	24,623	(16,014)		(6)	8,609
Registration/filing fees	44,560	(22,564)		(7)	21,996
12b-1 & shareholder services fees
Class A	172,276	(5)-		(8)	172,271-
Networking fees		3,822	-
Fund Level		(3,822)		(9)
Class A	1,361	(1,361)		(9)	-
Class I	133	(133)		(9)	-
Printing fees	11,674	(7,122)		(10)	4,552
Chief Compliance Officer services fees	24,098	(15,687)		(3)	8,411
Miscellaneous expenses	14,356	(8,851)		(11)	5,505

Net Expenses	851,332	(179,205)			672,127

Net Investment Income	1,587,437	179,205			1,766,642

Net realized loss on investments	(645,269)				(645,269)
Net change in unrealized appreciation on investments	2,394,722				2,394,722

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES		1,749,453-			1,749,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,336,890	$ 179,205			$ 3,516,095

* No information is presented for the Centre Active U.S. Tax Exempt Fund as the Fund has not yet commenced operations.

(1) The adjustment is made to show no change in advisory fees if the Reorganization is approved.

(2) The adjustment is made to show the change in the administration fees due to the Reorganization.

(3) The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.

(4) The adjustment is made to show a decrease in legal fees due to the Reorganization.

(5) The adjustment is made to show the decrease of audit fees due to the occurrence of a single audit.

(6) The adjustment is made to show the change in trustee’s compensation if the Reorganization were to occur.

(7) The adjustment is made to show the change in the registration/filing fees due to the Reorganization.

(8) The adjustment is made to show the change in the 12b-1 & shareholder services fees due to the Reorganization.

(9) The adjustment is made to remove networking fees, as the Centre Active U.S. Tax Exempt Fund does pass through fund.

(10) The adjustment is made to show the decrease in printing costs due to the decrease in number of reports requiring print.

(11) The adjustment is made to show the decrease in various fees related to the normal operation of the Funds.

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NOTES TO COMBINING PRO FORMA FINANCIAL STATEMENTS OF

TOTAL RETURN U.S. TREASURY FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC., ISI STRATEGY FUND, INC., MANAGED MUNICIPAL FUND, INC. AND CENTRE ACTIVE U.S. TREASURY FUND, CENTRE AMERICAN SELECT EQUITY FUND AND CENTRE ACTIVE U.S. TAX EXEMPT FUND

SEPTEMBER 30, 2014

(UNAUDITED)

1. BASIS OF COMBINATION

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of Centre Funds (the “Acquiring Trust”), a Delaware statutory trust, on behalf of its series, Centre Active U.S. Treasury Fund, Centre American Select Equity Fund and Centre Active U.S. Tax Exempt Fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”) and the Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc., ISI Strategy Fund, Inc. and Managed Municipal Fund, Inc. (each, an “Acquired Fund” and together the “Acquired Funds”), each of which is a Maryland corporation, International Strategy & Investment Inc. (“ISI”), the investment adviser to each Acquired Fund, and Centre Asset Management, LLC, the investment adviser to each Acquiring Fund.

Total Return Treasury Fund, Inc. and North American Government Bond Fund, Inc. are being reorganized into the Centre Active U.S. Treasury Fund (the “Centre Treasury Fund”); ISI Strategy Fund, Inc. is being reorganized into the Centre American Select Equity Fund (the “Centre American Equity Fund”); and Managed Municipal Fund, Inc. is being reorganized into the Centre Active U.S. Tax Exempt Fund (the “Centre Tax Exempt Fund”) (such reorganizations collectively, the “Reorganization”). Each of Centre Treasury Fund, Centre American Equity Fund and Centre Tax Exempt Fund is a series of the Acquiring Trust.

The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Funds at September 30, 2014 and assumes the Reorganization occurred on that date. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the year ended September 30, 2014 and assumed the Reorganization occurred at the beginning of the period.

In accordance with the terms and conditions set forth in the Agreement and Plan of Reorganization (the “Plan”), the parties desire that all of the assets of each Acquired Fund be transferred to the corresponding Acquiring Fund, and that the Acquiring Fund assume all liabilities, expenses, costs, charges and reserves of the corresponding Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (each a “Liability” and collectively the “Liabilities”), in exchange for full and fractional shares of the applicable class of the corresponding Acquiring Fund (“Shares”), as set forth in the Plan, and that these Shares be distributed immediately after the closing of the reorganization by each Acquired Fund to its Investors in liquidation of such Acquired Fund.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the most recent audited financial statements of the Acquiring Funds. The accompanying pro forma combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily represent what the actual combined fund financial statements would have been had the reorganization occurred on the dates above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Acquiring Funds in the preparation of the Financial Statements:

(a)

Portfolio securities traded on a securities exchange or are quoted by NASDAQ are valued at last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. Securities traded in the OTC market and are not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Trustees of the Acquiring Trust. Fair valuation of a particular security

51

is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities, and prices of similar securities or financial instruments.

(b)

The per share net asset value (the “NAV”) of each Fund is calculated as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)

The Acquiring Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the year ended September 30, 2014, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Acquiring Fund’s Federal tax returns for the year ended September 30, 2014, remain subject to examination by the Internal Revenue Service.

(d)

Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of September 30, 2014, the Funds did not hold any restricted securities.

(f)

The preparation of financial statements in conformity with accounting standards generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the Exchange on September 30, 2014. Each Fund is considered an investment company for financial reporting purposes under GAAP.

(g)

The Funds bear expenses incurred specifically on each Fund’s behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class-specific expenses,

52

are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b-1) plan for Investor class shares of a Fund are charged with respect to such class.

(h)

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)

A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

(k)	Offering costs, including costs of printing prospectuses, and legal and registration fees, are being amortized over 12 months from the respective inception dates of the Funds.

(l)

The pro forma combined statement of operations for October 1, 2013 to September 30, 2014, as adjusted, reflects changes in expenses of the Fund as if the Reorganization was consummated as of the close of business on September 30, 2014. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

3. INVESTMENT ADVISORY AGREEMENTS AND RELATED-PARTY TRANSACTIONS

Centre Asset Management, LLC (the “Adviser”) serves as the investment adviser to each of the Centre American Equity Fund, the Centre Treasury Fund and the Centre Tax Exempt Fund pursuant to Investment Advisory Agreements with the Trust. Subject to the general oversight of the Board, the Adviser is responsible for among other things, developing a continuing investment program for each Fund in accordance with its investment objectives reviewing the investment strategies and policies of each Fund. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds.

As compensation for the investment advisory services provided to the Funds, the Adviser currently receives monthly compensation based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets under $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Active U.S. Treasury Fund	0.40%
Centre Active U.S. Tax Exempt Fund	0.40%

American Select Equity Fund

For the American Select Equity Fund, the Adviser has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund until January 31, 2016, to the extent necessary to limit the current operating expenses of each class of shares of the Fund (including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage, and extraordinary expenses) incurred by the Fund in the fiscal year, to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 0.95% of the average daily net assets of the Institutional Class shares. The Adviser may recoup any waived or reimbursed amount pursuant to the agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, if the total annual operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect

53

at the time the waiver or reimbursement is made (or any lower expense limitation or limitations to which the parties may otherwise agree).

Treasury Fund

For the Treasury Fund, the Adviser has entered into a written expense limitation agreement, dated and effective as of November 4, 2013 under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund until January 31, 2016, to the extent necessary to limit the current operating expenses of each class of shares of the Fund (including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), and acquired fund fees and expenses), to an annual rate of 0.85% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares. Unless sooner terminated, the expense limitation agreement will remain in effect for the Initial Term and from year to year thereafter. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The expense limitation agreement may not be terminated by the Adviser without the consent of the Board, which consent will not be unreasonably withheld. The expense limitation agreement will automatically terminate if the investment advisory agreement between the Adviser and the Trust, on behalf of the Treasury Fund, is terminated, with such termination effective upon the effective date of the advisory agreement’s termination. The Adviser may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second, and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, provided that the reimbursement does not cause the Treasury Fund to exceed the then-existing expense limitation for that class at the time such reimbursement is to be paid by the Treasury Fund.

Tax Exempt Fund

For the Tax Exempt Fund, the Adviser has entered into a written expense limitation agreement under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund, for an initial period of not less than two years from the date of the closing of the Reorganization and until the next following effective date of the Post-Effective Amendment to the registration statement of the Trust relating to the Fund incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”), to the extent necessary to limit the current operating expenses of each class of shares of the Fund, including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding, any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares. The agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The agreement may not be terminated by the Adviser without the consent of the Board. The Adviser may receive reimbursement of any amount waived pursuant to the expense limitation agreement, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made.

The Centre Tax Exempt Fund is newly formed and had not commenced operations as of September 30, 2014. During the year ended September 30, 2014, the fee waivers and/or reimbursements for Centre American Equity Fund and Centre Treasury Fund were as follows:

Fund	Fees Waived/Reimbursed by Adviser
Centre American Select Equity Fund
Investor	$ 466,774
Institutional	31,966
Centre Active U.S. Treasury Fund
Investor	43
Institutional	119,257

The Centre Tax Exempt Fund is newly formed and had not commenced operations as of September 30, 2014. As of September 30, 2014, the balances of recoupable expenses for the Centre American Equity Fund and the Centre Treasury Fund were as follows:

54

Fund	Expires 2015	Expires 2016	Expires 2017	Total
Centre American Select Equity Fund
Investor Class	$189,101	$446,410	$467,347	$1,102,858
Institutional Class	N/A	N/A	32,014	32,014
Centre Active U.S. Treasury Fund
Investor Class	N/A	N/A	43	43
Institutional Class	N/A	N/A	119,257	119,257

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Trust, on behalf of Investor class shares of the Funds, to pay one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. There were no payments to the Distributor by the Funds during the year ended September 30, 2014.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. As of January 1, 2014, each Trustee who is not an “interested person” receives an annual retainer of $20,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Adviser.

4. CAPITAL SHARES

The pro forma net asset values per share assume that the issuance of the Acquired Funds shares to Centre would have occurred at September 30, 2014 in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the Acquiring Fund consists of the following at September 30, 2014:

Fund	Shares Outstanding at September 30, 2014	Additional Shares issued in the Reorganization	Pro Forma Shares at September 30, 2014
Centre American Select Equity Fund (Investor)	9,609,264	7,618,815	17,228,079
Centre Active U.S. Treasury Fund (Investor Class)	500	13,031,802	13,032,302
Centre Active U.S. Treasury Fund (Institutional Class)	1,438,198	439,595	1,877,793
Centre Active U.S. Tax Exempt Fund (Investor Class)	–	5,853,107	5,853,107
Centre Active U.S. Tax Exempt Fund (Institutional Class)	–	748,519	748,519

5. FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the period ended September 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of

55

the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At September 30, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the book and tax treatment of non-deductible expenses, currency transactions, net operating loss, and certain other investments.

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Centre American Select Equity Fund	$(50)	$50	$–
Centre Active U.S. Treasury Fund	30,377	–	(30,377)

There were no net operating losses offset to Paid-in-Capital included in the amounts reclassified above.

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Capital Gain/(Loss) Undistributed	Ordinary Income Undistributed	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences
Centre American Select Equity Fund	$(268,786)	$497,415	$24,084,920	$558,793
Centre Active U.S. Treasury Fund	–	193,491	(53,948)	–

Capital Losses: As of September 30, 2014, the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Pre-Enactment Capital Losses:

Fund	Expiring in 2017
Centre American Select Equity Fund	$268,786

Capital loss carryovers utilized during the period ended September 30 2014, were:

Fund	Amount
Centre American Select Equity Fund	$(7,739,331)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Distributions to Shareholders: Each Fund normally pays dividends and net investment income, if any, on an annual basis. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/(accumulated losses) are finalized at fiscal year-end.

56

The tax character of distributions paid for the fiscal year ended September 30, 2014 were as follows:

Distributions Paid From:	Ordinary Income		Long-Term Capital Gains
Centre American Select Equity Fund	$	1,048,301	$	14,415
Centre Active U.S. Treasury Fund		–		–

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2014 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation of Foreign Currency and Derivatives	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre American Select Equity Fund	$107,835,927	$26,159,965	$(2,075,045)	$–	$24,084,920
Centre Active U.S. Treasury Fund	14,456,526	–	(53,948)	–	(53,948)

6. PRO FORMA CALCULATION

The accompanying pro forma combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

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